UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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APOLLO GLOBAL MANAGEMENT, LLC

(Name of Registrant as Specified In Its Charter)

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Schedule 14C Information Statement

(Pursuant to Regulation 14C of the Securities Exchange Act of 1934 as amended)

APOLLO GLOBAL MANAGEMENT, LLC

9 West 57th Street, 43rd Floor

New York, New York 10019

(212) 515-3200

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF THE HOLDERS OF THE MAJORITY VOTING POWER OF THE COMPANY’S COMMON SHARES

To the members of Apollo Global Management, LLC:

Apollo Global Management, LLC (the “Company”) is writing to advise you that on July 15, 2019, BRH Holdings GP, Ltd., the holder of the Company’s single Class B common share representing limited liability company interests of the Company (the “Class B Common Share”), which represented 52.2% of the total voting power of the Company’s Class B Common Share and the Class A common shares representing limited liability company interests of the Company (the “Class A Common Shares” and, together with the Class B Common Share, the “Common Shares”) entitled to vote as of the close of business on June 26, 2019 (the “Record Date”), approved by written consent (the “Written Consent”) in lieu of a meeting, the conversion (the “Conversion”) of the Company, a Delaware limited liability company, to a Delaware corporation to be named “Apollo Global Management, Inc.” (the “Corporation”) pursuant to a Plan of Conversion (the “Plan of Conversion”) and in connection therewith, approved the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) (collectively, the “Approved Action”). The Conversion is to be accomplished through the filing of a Certificate of Conversion (the “Certificate of Conversion”) and the Certificate of Incorporation with the Secretary of State of the State of Delaware.

A copy of the Plan of Conversion is attached hereto as Annex A. A copy of the Certificate of Incorporation is attached to the Plan of Conversion as Exhibit B.

The Information Statement being provided is dated                     , 2019 and is first being mailed on or about                     , 2019, to the holders of record of the Company’s Common Shares, as of the Record Date, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Written Consent constitutes the affirmative consent of the holders of a majority of the aggregate number of votes that could be cast by holders of the Common Shares Outstanding (as defined in the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of March 19, 2018 (the “LLCA”)) on the Approved Action, as of the Record Date and is sufficient under the LLCA, to approve the Approved Action. Accordingly, because the Approved Action has been approved pursuant to the Written Consent, no other member consents are being solicited in connection with this Information Statement. The Approved Action will become effective on the twentieth calendar day following the mailing of this Information Statement to the holders of the Company’s Common Shares.

This is not a notice of a meeting of members and no meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing members of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of AGM Management, LLC,

the Company’s manager,

/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President and Secretary

APOLLO GLOBAL MANAGEMENT, LLC

9 West 57th Street, 43rd Floor

New York, New York 10019

(212) 515-3200

INFORMATION STATEMENT

THE ACTION DESCRIBED IN THIS INFORMATION STATEMENT HAS BEEN APPROVED BY THE HOLDER OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST ON THE MATTERS DESCRIBED HEREIN. THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF MEMBERS AND NO MEMBER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

About this Information Statement – Summary of Action

This Information Statement is being furnished by Apollo Global Management, LLC, a Delaware limited liability company (“we,” “us,” “our” or the “Company”), in connection with the written consent (the “Written Consent”) of BRH Holdings GP, Ltd., the holder of the Company’s single Class B common share representing limited liability company interests of the Company (the “Class B Common Share”), which represented 52.2% of the total voting power of the Company’s Class B Common Share and the Outstanding Class A common shares representing limited liability company interests of the Company (the “Class A Common Shares” and, together with the Class B Common Share, the “Common Shares”) as of the close of business on June 26, 2019 (the “Record Date”), approving the conversion (the “Conversion”) of the Company to a Delaware corporation to be named “Apollo Global Management, Inc.” (the “Corporation”) pursuant to a Plan of Conversion (the “Plan of Conversion”) and, in connection therewith, approving the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) (collectively, the “Approved Action”). The Conversion is to be accomplished through the filing of a Certificate of Conversion (the “Certificate of Conversion”) and the Certificate of Incorporation with the Secretary of State of the State of Delaware.

A copy of the Plan of Conversion is attached hereto as Annex A. A copy of the Certificate of Incorporation is attached to the Plan of Conversion as Exhibit B.

Only holders of record of the Company’s Common Shares (the “Shareholders”) at the close of business on the Record Date are being given notice of the action by the Written Consent. As of the Record Date, the Company had a single Class B Common Share and 200,435,587 Class A Common Shares issued and outstanding.

In accordance with the requirements of the Company’s limited liability company agreement (the “LLCA”)`, on July 15, 2019, the Approved Action was first proposed and approved by AGM Management, LLC, a Delaware limited liability company, the manager of the Company (the “Manager”). On July 15, 2019, the Approved Action was subsequently approved by BRH Holdings GP, Ltd., as the holder of the Class B Common Share, pursuant to the Written Consent. On                      , 2019, the Approved Action was approved by the Conflicts Committee of the board of directors of the Company (the “Conflicts Committee”), which constituted “special approval” pursuant to the LLCA.

No action is required by you. This Information Statement is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of informing the Shareholders who would otherwise have been entitled to vote or give an authorization, approval or consent in regard to the action described above before it takes effect. The action has been consented to by the holder of a majority of the aggregate number of votes that could be cast by holders of the Common Shares Outstanding as of the Record Date. The Company is not soliciting proxies.

The action taken by BRH Holdings GP, Ltd. pursuant to the Written Consent will not become effective until 20 days after the mailing of the definitive form of this Information Statement to the other Shareholders.

The Company is not aware of any substantial interest, direct or indirect, by Shareholders or otherwise, that is in opposition to the action being taken.

The entire cost of furnishing this Information Statement will be borne by the Company.

The Company’s principal executive offices are located at 9 West 57th Street, 43rd Floor, New York, New York 10019 and the Company’s telephone number is (212) 515-3200.

No Appraisal Rights

Under the LLCA and the Delaware Limited Liability Company Act (the “DLLCA”), the Shareholders do not have appraisal rights in connection with the Approved Action, including, without limitation, the Conversion.

Proposals by Security Holders

No Shareholder has requested that the Company include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the Shareholders at an annual or special meeting.

Materials

The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Shares held of record by them. Furthermore, only one Information Statement is being delivered to two or more Shareholders who share an address unless the Company has received contrary instruction from one or more of such Shareholders. The Company will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a Shareholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to the Company’s corporate secretary at the Company’s executive offices at the address specified above.

As noted above, the Company is not soliciting proxies.

This Information Statement is dated                    , 2019 and is first being mailed to the Company’s Shareholders on or about                    , 2019.

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FORWARD LOOKING STATEMENTS

This Information Statement may contain forward-looking statements with respect to the Company and its consolidated subsidiaries. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Information Statement, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions. The Company believes these factors include but are not limited to those described under “Risk Factors” herein and the section entitled “Risk Factors” in the Company’s 2018 Annual Report (as defined herein) filed with the Securities and Exchange Commission (“SEC”) on March 1, 2019, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Information Statement and in other SEC filings. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: The Shareholder holding a majority of the voting power of the Company’s outstanding Common Shares took action by written consent in lieu of a meeting. Federal securities laws require that the Company’s other Shareholders receive this Information Statement before the actions approved pursuant to the Written Consent can become effective.

Q: What actions did such Shareholder take?

A: The Shareholder holding a majority of the aggregate number of votes that could be cast by holders of the Company’s Common Shares Outstanding as of the Record Date executed a written consent approving the conversion of the Company, a Delaware limited liability company, to a Delaware corporation to be named “Apollo Global Management, Inc”, pursuant to the Plan of Conversion and, in connection therewith, approving the Certificate of Incorporation. The Conversion is to be accomplished through the filing of the Certificate of Conversion and the Certificate of Incorporation with the Secretary of State of the State of Delaware. Pursuant to the rules and regulations of the SEC, the actions approved pursuant to the Written Consent require notification to all of the Company’s Shareholders.

Q: What action do I need to take as a Shareholder?

A: You are not required to take any action. The actions approved pursuant to the Written Consent will take effect 20 days after the date of mailing of the definitive form of this Information Statement.

Q: What are the expected U.S. federal income tax consequences to a Shareholder as a result of the Conversion?

A: The receipt of Class A Common Stock (as defined below) in exchange for Class A Common Shares pursuant to the Conversion is intended to constitute a liquidating partnership distribution under Section 731 of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. Holders (as defined in the section titled “Material U.S. Federal Income Tax Consequences”) for U.S. federal income tax purposes. In general, U.S. Holders are not expected to recognize gain as a result of the liquidating partnership distribution except to the extent that the Company’s liabilities allocated to a Shareholder for U.S. federal income tax purposes exceed such Shareholder’s tax basis in its Common Shares. The Manager does not believe that the Company liabilities allocated to any Shareholder should be in excess of such Shareholder’s tax basis in its Common Shares. See “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of the Conversion.

Q: What are the expected U.S. federal income tax consequences for a Shareholder of the ownership of Class A Common Stock after the Conversion is completed?

A: The Corporation will be classified as a corporation for U.S. federal income tax purposes and will be subject to U.S. federal income tax on its taxable income. As such, other than as described below with respect to tax reporting for the 2019 short tax year, Schedule K-1 tax reporting will no longer be required. Following the completion of the Conversion, future dividends or other distributions of cash by the Corporation to a stockholder of the Corporation (a “Stockholder”) who is a U.S. Holder (as defined in the section titled “Material U.S. Federal Income Tax Consequences”) generally will be included in such U.S. Holder’s income as qualified dividend income to the extent of the Corporation’s current or accumulated “earnings and profits” as determined under U.S. federal income tax principles and will be reported to such holder on a Form 1099-DIV. A portion of cash distributed to a U.S. Holder by the Corporation after the Conversion may exceed the Corporation’s current or accumulated earnings and profits. Dividends or other distributions of cash in excess of the Corporation’s current

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or accumulated earnings and profits will be treated as a nontaxable return of capital reducing a U.S. Holder’s adjusted tax basis in its Common Stock and, to the extent the distribution exceeds such U.S. Holder’s adjusted tax basis, as capital gain from the sale or exchange of such Common Stock. Dividends or other distributions of cash by the Corporation will be taxable to Non-U.S. Holders as dividends for U.S. federal income tax purposes to the extent paid from the Corporation’s current or accumulated “earnings and profits” (as determined under U.S. federal income tax principles). Subject to the requirements under FATCA (as defined in the section titled “Material U.S. Federal Income Tax Consequences – FATCA”) and with respect to effectively connected dividends (discussed in the section titled “Material U.S. Federal Income Tax Consequences”), dividends or other distributions paid to a Non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If the amount of a dividend or other distribution exceeds the Corporation’s current and accumulated earnings and profits, such excess first will be treated as a tax-free return of capital to the extent of the Non-U.S. Holder’s adjusted tax basis in its Class A Common Stock, and thereafter will be treated as capital gain. See “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of owning and disposing of Common Stock received in connection with the Conversion.

Q: Will Shareholders continue to receive Schedule K-1s after the Conversion is completed?

A: The Company will provide Schedule K-1s to the Shareholders to report their tax information with respect to their ownership of the Class A Common Shares for periods prior to the Conversion, including the Company’s 2019 short tax year ending on the date immediately prior to the effective date of the Conversion specified in the Certificate of Conversion. The Company expects to deliver the Schedule K-1s for the 2019 short tax year in March 2020. As described above, dividends or other distributions of cash following the Conversion by the Corporation to Stockholders will be reported to such holders on a Form 1099-DIV.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights under Delaware law in connection with the Approved Action, including, without limitation, the Conversion.

Q: Where can I find more information about the Company?

A: As required by law, the Company files annual, quarterly and current reports and other information with the SEC that contain additional information about the Company. You can inspect and copy these materials on its Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the Company after reading this Information Statement, please contact the Company in writing at its principal executive offices at 9 West 57th Street, 43rd Floor, New York, New York 10019.

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VOTING AND VOTE REQUIRED

The Shareholder holding a majority of the aggregate number of votes that could be cast by holders of the Common Shares Outstanding as of the Record Date consented to the Approved Action pursuant to the Written Consent. The Approved Action will not be effective until 20 calendar days after the date the definitive form of this Information Statement is mailed to the Company’s Shareholders. Upon the effectiveness of the Certificate of Conversion and the Certificate of Incorporation, the Conversion shall be effective and the Company shall be converted to Apollo Global Management, Inc., a Delaware corporation. Pursuant to the rules and regulations of the SEC, the actions approved pursuant to the Written Consent require notification to all of the Company’s Shareholders.

As the matters set forth in this Information Statement have been duly authorized and approved by the Written Consent of the Shareholder holding a majority of the aggregate number of votes that could be cast by holders of the Common Shares Outstanding as of the Record Date, the Company is not seeking any consent, authorization or proxy from you.

The LLCA provides that on any matter that is to be voted, consented to or approved by members of the Company, the members of the Company may take such action without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, is signed by the members of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members of the Company entitled to vote thereon were present and voted. Pursuant to Article XI of the LLCA, a conversion of the Company is subject to the approval by the Manager and the Shareholders holding a majority of the aggregate number of votes that could be cast by holders of the Common Shares Outstanding as of the relevant record date. The LLCA further provides that (a) each Shareholder holding a Class A Common Share is entitled to one vote for each Class A Common Share held by such Shareholder as of the record date relating to such vote, and (b) BRH Holdings GP, Ltd., as the sole holder of the single Class B Common Share, is entitled to a number of votes that is equal to the aggregate number of Operating Group Units (as defined in the LLCA) outstanding as of the record date relating to such vote, less the number of Class A Common Shares outstanding as of such record date.

The Approved Action was proposed and approved by the Manager on July 15, 2019. As of the Record Date, there were 200,435,587 Class A Common Shares and one Class B Common Share issued and outstanding. On a combined basis, there were 402,681,148 votes that could be cast by holders of the Common Shares. On July 15, 2019, BRH Holdings GP, Ltd., the holder of the single Class B Common Share, which represented 52.2% of the aggregate number of votes that could be cast by holders of the Common Shares Outstanding as of the Record Date, authorized the Approved Action by the Written Consent. On                 , 2019, the Approved Action was approved by the Conflicts Committee, which constituted “special approval” pursuant to the LLCA.

Accordingly, the Company has obtained all necessary limited liability company approvals in connection with the Approved Action. The Company is not seeking proxies or a written consent from any other Shareholders, and the other Shareholders will not be given an opportunity to vote or act by written consent with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising Shareholders of the actions approved pursuant to the Written Consent and giving Shareholders notice of such action taken as required by the Exchange Act. The foregoing actions approved pursuant to the Written Consent eliminates the cost and delay involved in holding an annual or special meeting of the Company’s Shareholders which would otherwise have been required to approve the Approved Action.

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THE PLAN OF CONVERSION

Overview

The principal effects of the Conversion will be that:

•

The affairs of the Company will cease to be governed by the DLLCA and the LLCA and, following the Conversion, will be governed by the General Corporation Law of the State of Delaware (the “DGCL”) and the Certificate of Incorporation and the Bylaws of the Corporation (the “Bylaws”), a copy of which is attached as Exhibit C to the Plan of Conversion.

•

The Corporation will continue with substantially all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as other things and causes of actions belonging to the Company, shall remain vested in the Corporation.

•

In connection with the Conversion, all of the Class A Common Shares and the Class B Common Share of the Company will be converted into shares of Class A Common Stock (as defined below) and Class B Common Stock (as defined below), respectively, pursuant to the Plan of Conversion.

•

In connection with the Conversion, all of the Series A Preferred Shares (as defined below) and Series B Preferred Shares (as defined below) will be converted into shares of Series A Preferred Stock (as defined below) and Series B Preferred Stock (as defined below), respectively, pursuant to the Plan of Conversion.

•

In connection with the Conversion, the Corporation will issue a single share of Class C Common Stock (as defined below) to the Manager in exchange for all of the Manager’s rights in the Company. For so long as there is a Class C Stockholder (as defined in the Certificate of Incorporation) and the Apollo Group (as defined in the Certificate of Incorporation) beneficially owns, in the aggregate, 10% or more of the Voting Power (as defined in the Certificate of Incorporation) of the Corporation, the Class C Common Stock is the only class of Common Stock (as defined below) entitled to vote for all purposes relating to holders of capital stock, except as otherwise expressly provided in the Certificate of Incorporation and under the DGCL and the rules of the New York Stock Exchange (“NYSE”).

•

The Company will convert from an entity treated as a partnership for U.S. federal income tax purposes to an entity treated as a corporation for U.S. federal income tax purposes. As a result, the Corporation will be subject to U.S. federal income tax on its taxable income, and the Stockholders will be subject to what we believe to be simplified tax reporting obligations for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Consequences” for a more complete discussion of the expected material U.S. federal income tax consequences of the Conversion and of holding our Class A Common Shares.

The Company will effect the Conversion in accordance with the Plan of Conversion, a copy of which is attached as Annex A. In connection with the Conversion, the Company will file with the Secretary of State of the State of Delaware the Certificate of Conversion and the Certificate of Incorporation, copies of which are attached as Exhibit A and Exhibit B, respectively, to the Plan of Conversion. The Conversion will become effective at the time that the Certificate of Conversion and the Certificate of Incorporation are filed with the Secretary of State of the State of Delaware or at such later time as is specified in the Certificate of Conversion and the Certificate of Incorporation. In addition, the incorporator of the Corporation will adopt, and the board of directors of the Corporation (the “New Board”) will ratify, the Bylaws of the Corporation, a copy of which is attached as Exhibit C to the Plan of Conversion. Pursuant to the Written Consent, the Shareholder holding a majority of the aggregate number of votes that could be cast by holders of the Common Shares Outstanding as of the Record Date has also approved the Bylaws.

Although it will be governed by the Certificate of Incorporation, the Bylaws and the DGCL, the Corporation will continue with all of the rights, privileges and powers of the Company, it will possess all of the properties of the Company, it will continue with all of the debts, liabilities and duties of the Company.

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After the Conversion, the Corporation will continue to be a publicly-held entity. Holders of Class A Common Shares will become holders of Class A Common Stock, which will continue to be listed and traded without interruption on the NYSE under the symbol “APO.” Holders of the Company’s 6.375% Series A Preferred Shares (the “Series A Preferred Shares”) and the Company’s 6.375% Series B Preferred Shares (the “Series B Preferred Shares”) will become holders of the Corporation’s Series A Preferred Stock and Series B Preferred Stock, respectively, which will continue to be listed and traded without interruption, on the NYSE under the symbol “APO.PR A” and “APO. PR B”, respectively. The Corporation will continue to file and furnish periodic reports and other documents with the SEC and provide to its Stockholders the same type of information that was previously filed, furnished and provided by the Company. The members of the Company who own Shares (as defined in the LLCA) of the Company that are freely tradable prior to the Conversion will hold shares of the Corporation’s stock that will continue to be freely tradable, and members of the Company holding restricted Shares immediately prior to the Conversion will hold shares of the Corporation’s stock that continue to be subject to the same restrictions on transfer to which their Shares were subject. In summary, the Conversion will not change the respective positions under federal securities law of the Company or the Shareholders.

Structure of the Conversion

Subject to the conditions to the Conversion described herein, the Company will convert from a limited liability company formed under the laws of the State of Delaware to a corporation formed under the laws of the State of Delaware. Upon the effectiveness of the Conversion, the converted entity’s name will change to Apollo Global Management, Inc.

To convert to a Delaware corporation, the Company will file a Certificate of Conversion and the Certificate of Incorporation with the Secretary of State of the State of Delaware. At the Effective Time (as defined below), (i) each Class A Common Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class A Common Stock, (ii) each Class B Common Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class B Common Stock, (iii) each Series A Preferred Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Series A Preferred Stock, (iv) each Series B Preferred Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Series B Preferred Stock, and (v) all of the Manager’s rights in the Company pursuant to the LLCA shall be exchanged for one issued and outstanding, fully paid and nonassessable share of Class C Common Stock, in each case without any action required on the part of the Corporation, the Manager or the former holders of such limited liability company interests in the Company.

By converting to a corporation, we believe we can simplify our tax structure (including our tax reporting to the Stockholders) and make it easier to invest in the Corporation’s stock. We believe, as a result, we can appeal to a wider universe of public investors, increase the liquidity of the Corporation’s common stock and reduce stock price volatility. We also believe that, as a corporation, we will enhance our access to capital markets and the Corporation’s common stock will be more attractive as a currency if we were to pursue future strategic transactions. There can be no assurance that we can realize all or some of the anticipated benefits in a timely manner or at all.

The Conversion is expected to qualify for the non-recognition of gain or loss to our Shareholders for U.S. federal income tax purposes. The application of the non-recognition rules to non-U.S. Shareholders in the context of the Conversion is dependent on the laws applicable to them. All Shareholders are urged to consult their own advisors as to the consequences of the Conversion to them. Following the Conversion, dividends will be reported to Stockholders on Form 1099-DIV. The Schedule K-1s that we issued previously as a limited liability company will no longer be issued after March 2020, when final Schedule K-1s are expected to be issued in respect of our final taxable period as a partnership ending                     , 2019. We believe this change will simplify our Stockholders’ tax reporting obligations.

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Capital Stock of the Corporation

Prior to the Conversion, as of June 26, 2019, the total number of Shares of all classes of Shares that were issued and outstanding was 223,435,588, which was divided into four classes as follows:

(i)	200,435,587 Class A Common Shares;

(ii)	One (1) Class B Common Share;

(iii)	11,000,000 Series A Preferred Shares; and

(iv)	12,000,000 Series B Preferred Shares.

After the Effective Time, the total number of authorized shares of all classes of stock that the Corporation shall have authority to issue is 100,000,000,000 which shall be divided into four classes as follows:

(i)	90,000,000 shares of Class A common stock, $.00001 par value per share (“Class A Common Stock”);

(ii)	999,999,999 shares of Class B common stock, $.00001 par value per share (“Class B Common Stock”);

(iii)	one (1) share of Class C common stock, $.00001 par value (“Class C Common Stock” and, together with the Class A Common Stock and the Class B Common Stock, “Common Stock”); and

(iv)

9,000,000,000 shares of preferred stock, $.00001 par value per share (“Preferred Stock”), of which (x) 11,000,000 shares are designated as “Series A Preferred Stock” (“Series A Preferred Stock”), (y) 12,000,000 shares are designated as “Series B Preferred Stock” (“Series B Preferred Stock” and, together with Series A Preferred Stock, “Preferred Stock”) and (z) the remaining 8,977,000,000 shares may be designated from time to time in accordance with Article IV of the Certificate of Incorporation.

The Class A Common Stock, the Class B Common Stock and the Class C Common Stock will be, as to the payment of dividends and other distributions, junior to the Series A Preferred Stock and Series B Preferred Stock. See “—Structure of the Conversion” for information on the conversion of Shares of the Company.

On                     , 2019, we will notify the NYSE that the Certificate of Conversion and the Certificate of Incorporation have been filed with the Secretary of State of the State of Delaware. Prior to the Effective Time, we will request that, as of the open of business on                     , 2019, the NYSE cease trading (a) of the Class A Common Shares on the NYSE and commence trading of the Class A Common Stock on the NYSE under the existing ticker symbol “APO” and (b) of the Series A Preferred Shares and Series B Preferred Shares on the NYSE and commence trading of the Series A Preferred Stock and Series B Preferred Stock on the NYSE under the existing ticker symbols “APO.PR A” and “APO.PR B”, respectively.

The Certificate of Incorporation and Bylaws are intended to generally replicate the rights and obligations that our Shareholders have under our LLCA. For so long as there is a Class C Stockholder and the Apollo Group beneficially owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Class A Common Stock and Class B Common Stock will have limited voting rights, similar to the existing Class A Common Shares and Class B Common Share, respectively, as expressly provided in the Certificate of Incorporation or as required under the DGCL and the rules of the NYSE (as they were generally applicable to the Company prior to the Conversion). Series A Preferred Stock and Series B Preferred Stock will have limited voting rights, similar to the existing Series A Preferred Shares and Series B Preferred Shares, respectively, in each case, as expressly provided in the Certificate of Incorporation or as required under the DGCL and the rules of the NYSE. The entity that has served as our Manager will be the sole holder of the Class C Common Stock and, for so long as the Class C Common Stock is outstanding and the Apollo Group beneficially owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the exclusive voting power for all purposes relating to holders of capital stock shall be vested in the holder of the Class C Common Stock, except as expressly provided in the Certificate of Incorporation or as required under the DGCL and the rules of the NYSE. As a result, the Corporation will be a

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“controlled company” within the meaning of the corporate governance standards of the NYSE and, like Apollo Global Management, LLC, will qualify for exceptions from certain corporate governance rules of the NYSE.

Effective Time of the Conversion

On May 2, 2019, we announced our decision to convert Apollo Global Management, LLC from a Delaware limited liability company to a Delaware corporation, which we anticipate will become effective at 12:01 a.m. (Eastern Time) on                 , 2019, subject to regulatory approvals (such date and time at which the Conversion becomes effective, the “Effective Time”). The Conversion was approved by the Manager on July 15, 2019. The Conversion was approved by the Shareholder holding a majority of the aggregate number of votes that could be cast by holders of the Common Shares Outstanding as of the Record Date by the Written Consent on July 15, 2019. On                     , 2019, the Approved Action was approved by the Conflicts Committee, which constituted “special approval” pursuant to our LLCA.

No Change in Business, Jobs, Physical Location, Etc.

The business of the Corporation will be the same as the business of the Company and is not expected to result in any change in headquarters, business, jobs, management, location of any of the offices, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Conversion). The Conversion is not expected to result in a change in the Company’s current trading status on the NYSE and, upon the Effective Time, the Corporation’s Class A Common Stock will continue to trade on the NYSE under the ticker symbol “APO” and the Corporation’s Series A Preferred Stock and Series B Preferred Stock will continue to trade on the NYSE under the ticker symbol “APO.PR A” and “APO.PR B”, respectively. Management personnel, including all directors and substantially all officers, will remain substantially the same following the Conversion and will assume identical positions with the Corporation.

Conversion Steps

On                     , 2019, subject to regulatory approvals, in order to implement the Conversion, the Manager will file with the Secretary of State of the State of Delaware a Certificate of Conversion and, in its capacity as sole incorporator of the Corporation, will simultaneously file with the Secretary of State of the State of Delaware, the Certificate of Incorporation.

At the Effective Time, Apollo Global Management, LLC will convert to the Corporation in accordance with the Plan of Conversion and the Certificate of Incorporation and Bylaws will become effective.

As a result of the Conversion, the business and affairs of the Corporation will be overseen by the New Board and the Executive Committee (as described below), rather than the Manager, which currently holds management powers over the business and affairs of the Company. The directors and executive officers of our Company immediately prior to the Effective Time will become the directors and executive officers of the Corporation at the Effective Time. In addition, the committees of the board of directors of the Company, and the membership thereof, immediately prior to the Effective Time, will be replicated at the Corporation at the Effective Time; provided that, the Certificate of Incorporation provides for a standing Executive Committee of the New Board (the “Executive Committee”). Except as otherwise provided in the Certificate of Incorporation and to the fullest extent permitted by the DGCL, the Executive Committee shall have, and is delegated, all the powers and authority of the New Board in the management of the business and affairs of the Corporation generally. For so long as there is a Class C Stockholder and the Apollo Group beneficially owns, in the aggregate, 10% or more of the Voting Power of the Corporation, certain of our directors shall be designated by the Class C Stockholder as “BRH Directors” which shall initially be Leon D. Black, Marc J. Rowan and Joshua J. Harris. So long as there are BRH Directors, on any matter to be voted on or consented to by the New Board (i) each director other than the BRH Directors (the “Non-BRH Directors”) shall be entitled to cast one (1) vote,

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(ii) the BRH Directors shall collectively be entitled to cast an aggregate number of votes equal to (x) the total number of Directors constituting the entire Board of Directors, minus (y) the total number of BRH Directors then in office, plus (z) one (1) (such aggregate number of votes, the “Aggregate BRH Director Voting Power”), such that, at any time, the BRH Directors in office at such time shall collectively be entitled to cast a majority of the votes that may be cast by the directors of the New Board, and (iii) each BRH Director present at such meeting or participating in such consent shall be entitled to cast a number of votes (including any fractions thereof) equal to the quotient of (A) the Aggregate BRH Director Voting Power, divided by (B) the number of BRH Directors present at such meeting or participating in such consent. See “—Directors and Officers” for additional information.

Directors and Officers

At the Effective Time, the initial directors of the Corporation shall be Leon Black, Joshua Harris, Marc Rowan, Michael E. Ducey, Robert K. Kraft, Alvin Bernard (“A.B.”) Krongard and Pauline Richards, each of whom shall be named to the New Board by the incorporator. Leon Black shall be Chairman of the New Board. Each director, including each director appointed to fill a vacancy or newly created directorship, shall hold office until the next annual meeting of stockholders for the election of directors or action by written consent of stockholders in lieu of an annual meeting for the purpose of electing directors and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.

At the Effective Time unless the Class C Stockholder provides otherwise, each of the following individuals shall be appointed to the office(s) set forth opposite his or her name:

Name	Office
Leon Black	Chief Executive Officer
John Harris	Senior Managing Director
Marc Rowan	Senior Managing Director
Anthony Civale	Co-Chief Operating Officer and Vice President
Martin Kelly	Chief Financial Officer, Co-Chief Operating Officer and Vice President
Scott Kleinman	Co-President
Robert MacGoey	Chief Accounting Officer, Controller and Vice President
Cindy Michel	Chief Compliance Officer and Assistant Secretary
John Suydam	Chief Legal Officer, Vice President and Secretary
James C. Zelter	Co-President
James Elworth	Assistant Secretary
Joseph Glatt	Assistant Secretary
William Kuesel	Assistant Secretary
Maria Lennox	Assistant Secretary
Jessica Lomm	Assistant Secretary
Laurie Medley	Assistant Secretary
Katherine Newman	Assistant Secretary
Shari Verschell	Assistant Secretary
Christian Weideman	Assistant Secretary

For so long as there is a Class C Stockholder and the Apollo Group beneficially owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Executive Officers (as defined in the Certificate of Incorporation) will be appointed by the Class C Stockholder and will hold office for such term as determined by the Class C Stockholder. Each officer so elected shall hold such office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation, retirement, disqualification or removal.

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Reorganization and Amendments to Material Agreements

In connection with the Conversion, the following agreements will be amended to reflect the effect of the Conversion:

•

Shareholders Agreement, dated as of July 13, 2007, by and among the Company, AP Professional Holdings, L.P., BRH Holdings, L.P., Black Family Partners, L.P., MJR Foundation LLC, Leon D. Black, Marc J. Rowan and Joshua J. Harris (the “Shareholders Agreement”);

•

Amended and Restated Tax Receivable Agreement, dated as of May 6, 2013, by and among APO Corp., Apollo Principal Holdings II, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VIII, L.P., AMH Holdings (Cayman) and each Holder defined therein; and

•

Fifth Amended and Restated Exchange Agreement, dated as of April 28, 2017, by and among the Company, Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, Apollo Principal Holdings XII, L.P., AMH Holdings (Cayman), L.P. and the Apollo Principal Holders (as defined therein) from time to time party thereto. (the “Exchange Agreement”).

Regulatory Matters

As of the date of this information statement, the Corporation is not required to make filings or obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the Conversion. In the United States, the Corporation must comply with applicable federal and state securities laws and the rules and regulations of the NYSE in connection with the issuance of shares of common stock of the Corporation and the filing of this information with the SEC. The Company has filed or will file certain notices and filings in connection with the Conversion with applicable regulatory authorities in the United States and other countries prior to the Effective Time. To the extent any such notice or filing requires approval by any such regulatory authority, and such approval is not obtained on acceptable terms prior to the Effective Time, the Company may be prevented from consummating the Conversion as of the Effective Time. The Corporation will file certain notices and filings in connection with the Conversion with applicable regulatory authorities in the United States and other countries after the Effective Time.

Accounting Treatment of the Conversion

The Conversion will have no effect on the historical consolidated financial statements. The historical consolidated financial statements of the Company previously reported to the SEC as of and for all periods through the date of this Information Statement will remain the consolidated financial statements of the Corporation.

Stock Exchange Listing

The Company’s Class A Common Shares, which will convert into shares of the Corporation’s Class A Common Stock, will continue to trade on the NYSE under the ticker symbol “APO” upon the Effective Time. Series A Preferred Shares and Series B Preferred Shares, which will convert into Series A Preferred Stock and Series B Preferred Stock, respectively, will continue to trade under the ticker symbols “APO.PR A” and “APO.PR B”, respectively, upon the Effective Time.

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RISK FACTORS

In addition to the other information included and incorporated by reference into this Information Statement, you should carefully consider the following risks. In addition, you should read and carefully consider the risks associated with the Company and its business. These risks can be found in the Company’s 2018 Annual Report, which is filed with the SEC and incorporated by reference into this Information Statement. For further information regarding the documents incorporated into this Information Statement by reference, please see the section titled “Where You Can Find More Information” and “Information Incorporated by Reference” beginning on page 23 of this Information Statement. Realization of any of the risks described below or any of the risks or events described in the documents incorporated by reference could have a material adverse effect on the business, financial condition, cash flows and results of operations of the Company or, following the Conversion, the Corporation, and could result in a decline in the trading prices of the shares of the Company or the stock of the Corporation.

Risk Factors Related to the Conversion

Following the Conversion, we expect to pay more corporate income taxes than we would have as a limited liability company taxed as a partnership for U.S. federal income tax purposes.

On May 2, 2019, we announced our decision to convert Apollo Global Management, LLC from a Delaware limited liability company to a Delaware corporation. We anticipate that the Conversion will be effective on                 , 2019. Following the Conversion, all of the net income attributable to the Corporation will be subject to U.S. federal (and state and local) corporate income taxes, which we anticipate will have a dilutive impact to Distributable Earnings (as defined herein) per share of Class A Common Stock and net income attributable to the Corporation and reduce the amount of cash available for dividends to the Corporation’s Class A Common Stockholders, although this dilution should initially be mitigated by a partial tax basis step-up related to the Conversion. As a result of the tax basis step-up, we anticipate that the dilutive impact to Distributable Earnings from the Conversion will be approximately 7% to 9% over a cycle, as realizations occur. Our estimates of the dilutive impact of the Conversion to after-tax earnings are presented for illustrative purposes only and are subject to various risks and uncertainties. Actual results could differ materially from these estimates. Among other things, these estimates are based on the currently enacted maximum U.S. federal corporate income tax rate of 21%. This rate may increase in the future, which would cause us to pay more corporate income taxes than currently anticipated. Distributable Earnings is the sum across all segments of (i) total management fees and advisory and transaction fees, (ii) other income (loss), (iii) realized performance fees, excluding realizations received in the form of shares and (iv) realized investment income, less (x) compensation expense, excluding the expense related to equity-based awards, (y) realized profit sharing expense, and (z) non-compensation expenses, excluding depreciation and amortization expense (“Distributable Earnings”).

Following the Conversion, because all of the net income attributable to the Corporation will be subject to corporate income taxes, we expect the amount of the Corporation’s cash tax savings from future exchanges of Operating Group Units for shares of Class A Common Stock to increase as compared to the cash tax savings historically realized by the Company from such exchanges for Class A Common Shares. As a result, we expect the amount the Corporation will be required to pay under the tax receivable agreement (i.e., 85% of cash tax savings it realizes) will in the aggregate, over time, be higher for exchanges following the Conversion. This would similarly have the effect of increasing the amount of any early termination payment or the amounts due upon the occurrence of an acceleration event, which are determined in part by reference to amounts payable in respect of future exchanges.

Following the Conversion, the declaration, payment and determination of dividends to our Class A Common Stockholders will be at the sole discretion of the New Board, and our dividend policy may be changed at any time. Because of additional taxes to be paid by us as a corporation, the net income available for dividends to the Corporation’s Class A Common Stockholders, if declared, will be lower than it would otherwise have been in

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prior periods as a limited liability company (based on the same level of pre-tax income). Our distribution policy as a limited liability company has been to distribute to the holders of our Class A Common Shares substantially all of our Distributable Earnings attributable to the holders of Class A Common Shares, in excess of amounts determined by the Manager to be necessary or appropriate to provide for the conduct of our business, to make appropriate investments in our businesses and our funds, to comply with applicable law, any of our debt instruments or other agreements, or to provide for future distributions to the holders of our Class A Common Shares for any ensuing quarter, and we currently do not anticipate any change to our dividend policy. For U.S. federal income tax purposes, any dividends we pay following the Conversion generally will be treated as qualified dividend income (generally taxable to U.S. individual stockholders at capital gain rates) paid by a domestic corporation to the extent paid out of our current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Following the Conversion, none of our income, gains, losses, deductions or credits will flow through to the Class A Common Stockholders for U.S. federal income tax purposes.

Although we believe that the Conversion will, among other things, simplify our tax reporting for stockholders, expand our stockholder base, and increase the liquidity of the Corporation’s Class A Common Stock, we may fail to realize all or some of the anticipated benefits of the Conversion, or those benefits may take longer to realize than we expected, which could contribute to a decline in the trading price of our Class A Common Shares or, after the Conversion, the Class A Common Stock. Moreover, there can be no assurance that the anticipated benefits of the Conversion will over time offset the cost of the Conversion.

We may fail to realize the anticipated benefits of the Conversion or those benefits may take longer to realize than expected or not offset the costs of the Conversion, which could have a material and adverse impact on the trading price of our securities.

We believe that the Conversion will, among other things, make it significantly easier for both domestic and international investors to own stock in the Corporation, expand our global investor base and drive greater value for all of our shareholders over time. However, the level of investor interest in the Class A Common Stock may not meet our expectations. For example, benchmark stock indices may change their eligibility requirements in a manner that is adverse to us or otherwise determine not to include the Class A Common Stock. Moreover, even if we succeed in having our shares included in key stock indices and simplify our tax structure and reporting, this may not result in the increased demand for our securities that we anticipate. Consequently, we may fail to realize the anticipated benefits of the Conversion or those benefits may take longer to realize than we expect. Moreover, there can be no assurance that the anticipated benefits of the Conversion will offset its costs, which could be greater than we expect, particularly if there were to be an increase in the U.S. federal corporate income tax rate. Our failure to achieve the anticipated benefits of the Conversion at all or in a timely manner, or a failure of any benefits realized to offset their costs, could have a material and adverse impact on the trading price of our securities.

Because the Class A Common Stock generally will have limited voting rights as expressly provided in the Certificate of Incorporation or required by the DGCL or the rules of the NYSE, we will not be required to comply with certain provisions of U.S. securities laws relating to proxy statements, shareholder proposals and other matters.

Following the Conversion, the Class A Common Stock will have limited voting rights as expressly provided in the Certificate of Incorporation or required by the DGCL or the rules of the NYSE following the Conversion. As a result, practically all matters submitted to stockholders will be decided by the vote of the Class C Common Stockholder. Our Certificate of Incorporation provides that, for so long as there is a Class C Stockholder and the Apollo Group beneficially owns, in the aggregate, 10% or more of the Voting Power of the Corporation, holders of the Class A Common Stock (voting together with the holder of the Class B Common Stock as a single class) shall, unless otherwise required by the DGCL, have the right to vote only with respect to (i) certain sales of all or substantially all of our assets, (ii) a merger, consolidation or other business combination and (iii) certain amendments to our Certificate of Incorporation or Bylaws. Our Certificate of Incorporation also provides that, for so long as there is a Class C Stockholder and the Apollo Group beneficially owns, in the aggregate, 10% or

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more of the Voting Power of the Corporation, the number of authorized shares of the Class A Common Stock may be increased or decreased solely with the approval of the holder of the Class C Common Stock. Our Certificate of Incorporation also provides that, for so long as there is a Class C Stockholder and the Apollo Group beneficially owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Class C Stockholder shall nominate and elect all directors serving on the New Board, set the total number of directors which shall constitute the New Board and fill any vacancies or newly created directorships on the New Board. As a result, holders of the Class A Common Stock will have a very limited ability to influence stockholder decisions.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material U.S. federal income tax consequences of the Conversion to Shareholders who receive Class A Common Stock pursuant to the Conversion and of owning and disposing of shares of Class A Common Stock in the future. This discussion is based on the Code, U.S. Treasury regulations promulgated thereunder, administrative rulings and pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as in effect on the date hereof and which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their Class A Common Shares, and, if applicable, will hold their Class A Common Stock received in connection with the Conversion, as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). No rulings have been or will be sought from the IRS with respect to any of the tax consequences discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

The following discussion does not purport to be a full description of all U.S. federal income tax considerations that may be relevant to a Stockholder in light of such Stockholder’s particular circumstances. Furthermore, this discussion does not address the U.S. federal income tax considerations applicable to Stockholders subject to special rules, such as former U.S. citizens or residents, persons subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, banks or other financial institutions, individual retirement accounts or tax-deferred accounts, dealers in securities or currencies, persons required to accelerate the recognition of an item of gross income as a result of such income being recognized on an applicable financial statement, charitable remainder unit trusts, common trust funds, persons holding shares in connection with a hedging transaction, “straddle,” conversion transaction or a synthetic security or other integrated transaction, persons who are non-U.S. persons, and persons whose “functional currency” is not the U.S. dollar. In addition, this discussion does not include any description of the tax laws of any state, local or non-U.S. government or any U.S. tax laws other than U.S. federal income tax law including estate and gift tax consequences, the net investment tax, and the alternative minimum tax.

For purposes of this discussion, “U.S. Holder” means a Stockholder that is for U.S. federal income tax purposes any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A “Non-U.S. Holder” means a Stockholder that is neither a U.S. Holder or a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes).

U.S. Federal Income Tax Consequences of the Conversion

For U.S. federal income tax purposes, as a result of the Conversion, we believe the Company should be deemed to have transferred all of its assets and liabilities to the Corporation, which is treated as a corporation for U.S. federal income tax purposes, and to have received in exchange for such transfer Common Stock and Preferred Stock of the Corporation, which the Company then distributes to the Shareholders and the holders of Series A Preferred Shares and Series B Preferred Shares (the “Preferred Shares”) in complete liquidation of the Company. If the Company’s tax basis in the assets transferred to the Corporation exceeds the amount of the Company’s liabilities assumed by the Corporation in the deemed transfer, no gain or loss should be recognized

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by the Company in connection with the Conversion. If the liabilities assumed exceed the tax basis of the Company’s assets deemed transferred, the Company would recognize gain in the amount of such excess, which gain would be allocated to the Shareholders in accordance with their percentage interests in the Company. It is currently expected that the Company’s tax basis in the assets transferred to the Corporation will exceed the amount of the Company’s liabilities assumed by the Corporation in the deemed transfer.

The foregoing description of the tax characterization of the Conversion is based on the assumption that the Stockholders and the holders of Preferred Stock will own, in the aggregate, at least 80% of the Corporation’s Common Stock and Preferred Stock outstanding immediately after the Conversion, excluding from the numerator any Common Stock or Preferred Stock received in connection with the Conversion that is sold after the Conversion pursuant to a plan or arrangement established before the Conversion (the “Control Assumption”). The Control Assumption should be correct unless, contrary to the knowledge of the Company, a group of holders holding more than 20% of the Company’s Common Stock or Preferred Stock agree prior to the Conversion to sell the Common Stock they receive in connection with the Conversion. If the Control Assumption is not correct, the Conversion could be treated as if the Company (i) sold all of its assets to the Corporation for an amount equal to the value of the Common Stock and Preferred Stock deemed received by the Company in the Conversion plus the amount of the Company’s liabilities assumed by the Corporation in the Conversion and (ii) distributed the Common Stock and Preferred Stock deemed received in the Conversion to the Shareholders and the holders of the Preferred Shares in complete liquidation of their interests in the Company (a “Taxable Exchange”). Accordingly, the Company would recognize gain (or loss) on the Conversion in an amount equal to the amount by which the value of the Common Stock and Preferred Stock received plus the amount of the Company’s liabilities assumed exceeds (or is less than) the tax basis of the assets transferred by the Company. Any such gain or loss would be allocated to the Shareholders in accordance with their percentage interests in the Company.

If the Conversion is a Taxable Exchange, the Corporation’s tax basis in the assets transferred by the Company would equal the value of the Common Stock and Preferred Stock deemed issued in connection with the Conversion plus the amount of the Company’s liabilities assumed, and the Corporation’s holding period in the assets would begin the day of the Conversion.

If the Conversion is not a Taxable Exchange, a Shareholder should not be allocated any gain or loss except to the extent that the Company’s liabilities allocated to such Shareholder for U.S. federal income tax purposes prior to the Conversion and assumed by the Corporation exceed such Shareholder’s tax basis in its Shares. For U.S. federal income tax purposes, a Shareholder’s relief from such share of the Company’s liabilities is treated as if such Shareholder received a cash distribution from the Company in the amount of the liabilities deemed assumed by the Corporation. It is not currently expected that the amount of the liabilities allocated to any Shareholder for U.S. federal income tax purposes will exceed any Shareholder’s tax basis in its Shares at the time of the Conversion.

Tax Basis and Holding Period in the Common Stock Received in Connection with the Conversion

The aggregate basis of the Common Stock received by a Stockholder in exchange for Shares upon the deemed liquidation of the Company should equal the aggregate basis in the Shares held by such Stockholder immediately before the Conversion (reduced by the amount of liabilities deemed assumed by the Corporation in connection with the Conversion) and increased by the gain, if any, that the Company recognizes in connection with the Conversion.

The Common Stock received by a Shareholder in exchange for Common Shares upon the deemed liquidation of the Partnership will generally have a holding period that includes such Shareholder’s holding period in the Company prior to the deemed contribution to the Corporation.

Following the Conversion, all of the net income attributable to the Corporation will be subject to U.S. federal (and state and local) corporate income taxes, which may have a dilutive impact to Distributable Earnings per share of Class A Common Stock and net income attributable to the Corporation and reduce the amount of

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cash available for dividends to the Class A Common Stockholders, although this dilution should initially be mitigated by a tax basis step-up related to the Conversion. For U.S. federal income tax purposes, any dividends paid following the Conversion generally should be treated as qualified dividend income (generally taxable to U.S. individual stockholders at capital gain rates), provided that the requisite holding period is met, paid by a domestic corporation to the extent paid out of the Corporation’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Following the Conversion, no income, gains, losses, deductions or credits of Apollo will flow through to the Stockholders for U.S. federal income tax purposes.

U.S. Federal Income Tax Consequences to U.S. Holders of Owning and Disposing of Class A Common Stock Received in Connection with the Conversion

Distributions on the Class A Common Stock

Dividends and other distributions with respect to the Class A Common Stock should constitute “qualified dividends” for U.S. federal income tax purposes to the extent paid from the Corporation’s current or accumulated “earnings and profits” (as determined under U.S. federal income tax principles), provided that the requisite holding period is met. To the extent that the amount of a dividend or other distribution exceeds the Corporation’s current and accumulated earnings and profits, such dividend or other distribution will first be treated as a non-taxable return of capital to the extent of (and reducing, but not below zero) the U.S. Holder’s adjusted tax basis in its Class A Common Stock and thereafter be treated as capital gain from the sale or exchange of such Class A Common Stock.

Non-corporate U.S. Holders that receive dividends or other distributions on the Class A Common Stock that are treated as “qualified dividends” for U.S. federal income tax purposes generally will be subject to U.S. federal income tax at the reduced long-term capital gains rate, provided certain holding period requirements are met. If a dividend or other distribution or a portion thereof on the Class A Common Stock fails to qualify as a dividend for U.S. federal income tax purposes, corporate U.S. Holders will be unable to utilize the corporate dividends-received deduction with respect to such distribution or portion thereof.

Gain or Loss on Disposition of the Class A Common Stock

A U.S. Holder generally will recognize capital gain or loss on a sale, exchange, certain redemption, or other taxable disposition of Class A Common Stock in an amount equal to the difference, if any, between (i) the amount realized upon the disposition of such Class A Common Stock and (ii) the U.S. Holder’s adjusted tax basis in such Class A Common Stock. A U.S. Holder’s tax basis in its Common Stock generally will be equal to the amount paid for such stock reduced (but not below zero) by distributions received on such stock that are not treated as dividends for U.S. federal income tax purposes. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock sold or disposed of is more than one year at the time of such taxable disposition. Long-term capital gains of individuals are generally subject to U.S. federal income tax at a reduced rate. The deductibility of capital losses is subject to significant limitations.

Information Reporting and Backup Withholding

Information returns may be required to be filed with the IRS in connection with dividends or other distributions made on, or proceeds from the disposition of, Common Stock received in connection with the Conversion. A U.S. Holder may be subject to U.S. backup withholding on dividends or other distributions made on, or proceeds from the disposition of, Common Stock received in connection with the Conversion, unless such Stockholder provides the applicable withholding agent with proof of its exemption from backup withholding or furnishes the applicable withholding agent with its taxpayer identification number, certified under penalties of perjury, and otherwise complies with all applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding rules will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

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U.S. Federal Income Tax Consequences to Non-U.S. Holders of Owning and Disposing of Class A Common Stock Received in Connection with the Conversion

Distributions on the Class A Common Stock

Dividends or other distributions of cash or property, other than certain pro rata dividends or other distributions of Class A Common Stock, that are paid on the Class A Common Stock will be taxable as dividends for U.S. federal income tax purposes to the extent paid from the Corporation’s current or accumulated “earnings and profits” (as determined under U.S. federal income tax principles). Subject to the requirements under FATCA (as defined below) and with respect to effectively connected dividends, each of which are discussed below, distributions paid to a Non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If the amount of a dividend or other distribution exceeds the Corporation’s current and accumulated earnings and profits, such excess first will be treated as a tax-free return of capital to the extent of the Non-U.S. Holder’s tax basis in the Class A Common Stock, and thereafter will be treated as capital gain. To obtain a reduced rate of withholding under an applicable income tax treaty for dividends paid, a Non-U.S. Holder will be required to provide an Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E, as applicable (or applicable successor form), certifying its entitlement to benefits under such treaty. The withholding of U.S. federal income tax does not apply to dividends paid to a Non-U.S. Holder who provides an Internal Revenue Service Form W-8ECI (or applicable successor form), certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, where a treaty applies, are attributable to a United States permanent establishment of the Non-U.S. Holder). Instead, the effectively connected dividends, net of specified deductions and credits, will be subject to regular U.S. federal income tax at the regular U.S. federal income tax rates applicable to U.S. residents. A non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) of its “effectively connected earnings and profits” for the taxable year, subject to certain adjustments.

Gain or Loss on Disposition of the Class A Common Stock

A Non-U.S. Holder will generally not be subject to U.S. federal income tax with respect to gain recognized from the sale or exchange of Class A Common Stock unless the gain is effectively connected with such Non-U.S. Holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case gain will be subject to taxation at regular U.S. federal income tax rates and may also be subject to a “branch profits tax” at a 30% rate (or a reduced rate under an applicable tax treaty).

Information Reporting and Backup Withholding

A Non-U.S. Holder may be subject to backup withholding with respect to the proceeds from the sale of exchange of Class A Common Stock, unless, generally, the Non-U.S. Holder or other payee certifies under penalties of perjury on the appropriate IRS Form W-8 that such Non-U.S. Holder or other payee is not a U.S. person or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against the Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. Non-U.S. Holders are urged to consult their own tax advisors regarding the application of the information reporting and backup withholding rules.

FATCA

Provisions of the Code commonly known as the Foreign Account Tax Compliance Act (“FATCA”) generally impose a U.S. federal withholding tax at a rate of 30% on payments of dividends or gross proceeds from the disposition of our Class A Common Stock paid to a foreign entity unless: (i) if the foreign entity is a

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“foreign financial institution,” such foreign entity undertakes certain due diligence, reporting, withholding and certification obligations; (ii) if the foreign entity is not a “foreign financial institution,” such foreign entity identifies any “substantial” owner (generally, any specified U.S. person who owns, directly or indirectly, more than a specified percentage of such entity), or (iii) the foreign entity is otherwise exempt under FATCA.

Under certain circumstances, a Non-U.S. Holder may be eligible for refunds or credits of the tax, and a Non-U.S. Holder might be required to file a United States federal income tax return to claim such refunds or credits. An intergovernmental agreement between the United States and an applicable foreign country may modify the requirements described in this paragraph. Non-U.S. Holders are urged to consult their own tax advisors regarding the possible implications of FATCA on their investment in the Corporation’s Class A Common Stock, and the entities through which they hold such stock, including, the process and deadlines for meeting the applicable requirements to prevent the imposition of the 30% withholding tax under FATCA.

Recently issued proposed Treasury regulations provide that the gross proceeds from a disposition of stock, such as the Class A Common Stock, is not subject to the 30% U.S. federal withholding tax described above. With limited exceptions, the IRS and Treasury Department provide that taxpayers may general rely on these proposed Treasury regulations until final Treasury regulations are issued.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our Class A Common Shares, AOG Units (as defined in our 2018 Annual Report) and Class B Common Share as of June 26, 2019 by (i) each person known to us to beneficially own more than 5% of the voting outstanding equity securities of Apollo Global Management, LLC listed in the table below, (ii) each of our directors, (iii) each person who is a named executive officer for 2018 and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each person named in the table below has sole voting and investment power with respect to all of the Class A Common Shares and interests in our Class B Common Share shown as beneficially owned by such person, except as otherwise set forth in the notes to the table and pursuant to applicable community property laws. Unless otherwise indicated, the address of each person named in the table is c/o Apollo Global Management, LLC, 9 West 57th Street, New York, NY 10019.

The number of our Class A Common Shares, AOG Units and Class B Common Share outstanding and the percentage of beneficial ownership are based on 200,435,587 of Class A Common Shares issued and outstanding and 202,245,561 AOG Units that are exchangeable for our Class A Common Shares as of June 26, 2019.

The voting power calculations are based on 184,903,682 of voting Class A Common Shares issued and outstanding, and the voting power of the Class B Common Share, which had 202,245,561 votes as of June 26, 2019 (equivalent to the number of AOG Units outstanding as of June 26, 2019). The voting power calculations do not include 15,531,905 Class A Common Shares held by California Public Employees’ Retirement System (the “Strategic Investor”) based on a Form 13F for the quarter ended March 31, 2019, filed with the SEC on May 3, 2019 by the Strategic Investor. Class A Common Shares held by the Strategic Investor do not have voting rights.

	Class A Common Shares Beneficially Owned		AOG Units Beneficially Owned(1)		Class B Common Shares Beneficially Owned		Total Percentage of Voting Power(3)
	Number	Percent(2)	Number	Percent	Number	Percent
Directors and Executive Officers:
Leon Black(4)(5)	—	—	92,727,166	45.9%	1	100%	52.2%
Joshua Harris(4)(5)	—	—	48,432,643	24.0%	1	100%	52.2%
Marc Rowan(4)(5)	—	—	42,481,402	21.0%	1	100%	52.2%
Pauline Richards	51,647	*	—	*	—	—	*
Alvin Bernard Krongard(6)	305,210	*	—	*	—	—	*
Michael Ducey(7)	51,014	*	—	*	—	—	*
Robert Kraft(8)	348,545	*	—	*	—	—	*
Martin Kelly	211,110	*	—	*	—	—	*
John Suydam(9)	594,875	*	—	*	—	—	*
James Zelter(10)	821,669	*	2,180,276	1.1%	—	—	*
Scott Kleinman(11)	425,875	*	2,966,286	1.5%	—	—	*
All directors and executive officers as a group (twelve persons)(12)	4,080,805	2.0%	188,787,773	93.35%	1	100%	53.3%
BRH Holdings GP, Ltd.(5)	—	—	—	—	1	100%	52.2%
AP Professional Holdings, L.P.(13)	—	—	202,245,561	100%	—	—	52.2%
5% Stockholders:
Tiger Global Management, LLC(14)	37,663,500	18.8%	—	—	—	—	9.7%
Capital World Investors(15)	10,657,700	5.3%	—	—	—	—	2.8%

*	Represents less than 1%
(1)

Subject to certain requirements and restrictions, the AOG Units are exchangeable for our Class A Common Shares on a one-for-one basis. See “Item 13. Certain Relationships and Related Transactions—Amended and Restated Exchange Agreement” of our 2018 Annual Report. Beneficial ownership of AOG Units reflected in this table has not been also reflected as beneficial ownership of the Class A Common Shares for which such AOG Unit may be exchanged.

(2)

The percentage of beneficial ownership of the Company’s Class A Common Shares is based on voting and non-voting Class A Common Shares outstanding, plus Class A Common Shares to be delivered to the respective holder within 60 days of the filing of this Information Statement (as calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act).

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(3)

The total percentage of voting power is based on voting Class A Common Shares outstanding, the Class A Common Shares to be delivered to the respective holder within 60 days of the filing of this Information Statement, as applicable, and the voting power of the Class B Common Share. The voting power calculations do not include 15,531,905 Class A Common Shares held by the Strategic Investor. Class A Common Shares held by the Strategic Investor do not have voting rights. This column assumes the exchange of AOG Units into Class A Common Shares and the number of Class A Common Shares to be delivered to the respective holder within 60 days of the filing of this Information Statement.

(4)

The number of AOG Units presented are indirectly held by estate planning vehicles, for which this individual disclaims beneficial ownership except to the extent of his pecuniary interest therein. All AOG Units presented are directly held by AP Professional Holdings, L.P. Each of Messrs. Black, Rowan and Harris indirectly beneficially own limited partnership interests in BRH Holdings, L.P., which holds approximately 91% of the limited partnership interests in AP Professional Holdings, L.P. The number of AOG Units presented do not include any AOG Units owned by AP Professional Holdings, L.P. with respect to which each of Messrs. Black, Rowan or Harris, as one of the three owners of all of the interests in BRH Holdings GP, Ltd., the general partner of AP Professional Holdings, L.P., or as a party to the Agreement Among Principals or the Shareholders Agreement may be deemed to have shared voting or dispositive power. Each of these individuals disclaims any beneficial ownership of these units, except to the extent of his pecuniary interest therein.

(5)

BRH Holdings GP, Ltd. (“BRH”), the holder of the Class B Common Share, is one third owned by Mr. Black, one third owned by Mr. Harris and one third owned by Mr. Rowan. Pursuant to the Agreement Among Principals, the Class B Common Share is to be voted and disposed of by BRH based on the determination of at least two of Leon Black, Joshua Harris and Marc Rowan; as such, they share voting and dispositive power with respect to the Class B Common Share.

(6)

Includes 250,000 Class A Common Shares held by a trust for the benefit of Mr. Krongard’s children, for which Mr. Krongard’s children are the trustees. Mr. Krongard disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein.

(7)

Includes 2,616 Class A Common Shares held by two trusts for the benefit of Mr. Ducey’s grandchildren, for which Mr. Ducey and several of Mr. Ducey’s immediate family members are trustees and have shared investment power. Mr. Ducey disclaims beneficial ownership of the Class A Common Shares held in the trusts, except to the extent of his pecuniary interest therein.

(8)	Includes 330,000 Class A Common Shares held by two entities, which are under the sole control of Mr. Kraft, and may be deemed to be beneficially owned by Mr. Kraft.
(9)

Includes 64,260 Class A Common Shares held by a trust for the benefit of Mr. Suydam’s spouse and children, for which Mr. Suydam’s spouse is the trustee. Mr. Suydam disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein.

(10)	Includes 469,741 Class A Common Shares held by two entities, over which Mr. Zelter exercises voting and investment control, and may be deemed to be beneficially owned by Mr. Zelter.
(11)	Includes 289,209 Class A Common Shares held by six entities, over which Mr. Kleinman exercises voting and investment control, and may be deemed to be beneficially owned by Mr. Kleinman.
(12)

Refers to shares beneficially owned by the individuals who were directors and executive officers as of June 26, 2019. All AOG Units presented are directly held by AP Professional Holdings, L.P., in which certain directors and executive officers beneficially own limited partnership interests.

(13)

Assumes that no AOG Units are distributed to the limited partners of AP Professional Holdings, L.P. The general partner of AP Professional Holdings, L.P. is BRH, which is one third owned by Mr. Black, one third owned by Mr. Harris and one third owned by Mr. Rowan. BRH is also the general partner of BRH Holdings, L.P., the limited partnership through which Messrs. Black, Harris and Rowan indirectly beneficially own (through estate planning vehicles) their limited partner interests in AP Professional Holdings, L.P.. These individuals disclaim any beneficial ownership of these AOG Units, except to the extent of their pecuniary interest therein.

(14)

Based on a Schedule 13G filed with the SEC on February 14, 2019, by Tiger Global Management, LLC. The address of Tiger Global Management, LLC is 9 West 57th Street, 35th Floor, New York, New York. Pursuant to an irrevocable proxy, all voting rights attaching to the shares held by Tiger Global Management, LLC are exercisable by the manager of Apollo Global Management, LLC.

(15)

Based on a Schedule 13G filed with the SEC on February 14, 2019, by Capital World Investors, a division of Capital Research and Management Company. The address of Capital World Investors is 333 South Hope Street, Los Angeles, California.

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SHARE TRANSFER AGENT

The Company’s share transfer agent is American Stock Transfer & Trust, LLC 6201 15th Avenue, Brooklyn, NY 11219.

NO APPRAISAL RIGHTS

Under the LLCA and the DLLCA, Shareholders are not entitled to appraisal rights in connection with the Approved Action, including, without limitation, the Conversion.

INTERESTS OF THE COMPANY’S DIRECTORS, OFFICERS AND AFFILIATES IN THE APPROVED ACTION

The Company is not aware of any substantial direct interest by security holdings or otherwise, of any director, officer or any of their affiliates in the Approved Action; provided, certain directors, officers or any of their affiliates may be deemed to have indirect interest in the Approved Action given their substantial ownership of our limited liability company interests.

WHERE YOU CAN FIND MORE INFORMATION

Apollo Global Management, LLC files annual, quarterly and current reports and other information with the SEC. You may read and obtain copies of any materials that Apollo Global Management, LLC has filed with the SEC without charge at the website maintained by the SEC. The address of this website is http://www.sec.gov.

INFORMATION INCORPORATED BY REFERENCE

We “incorporate by reference” information into this Information Statement, which means that we disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded by information contained expressly in this Information Statement, and the information that we file later with the SEC will automatically supersede this information. You should not assume that (i) the information in this Information Statement is current as of any date other than the date on the front page of this Information Statement or (ii) any information we have incorporated by reference in this Information Statement is current as of any date other than the date of the document incorporated by reference.

We incorporate by reference the documents listed below and any documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information furnished and not filed with the SEC pursuant to Item 2.02 or 7.01 on any Current Report on Form 8-K, or corresponding information furnished under Item 9.01 or included as an exhibit), including all such documents the Company may file with the SEC between the date on which this Information Statement was initially filed with the SEC:

•	Apollo Global Management, LLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 1, 2019 (the “2018 Annual Report”);

•	Apollo Global Management, LLC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 6, 2019;

•

the description of the Class A Common Shares and Class B Common Share contained in Apollo Global Management, LLC’s Registration Statement on Form 8-A (File No. 001-35157) filed with the SEC on March 21, 2011;

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•	the description of the Series A Preferred Shares contained in Apollo Global Management, LLC’s Registration Statement on Form 8-A (File No. 001-35157) filed with the SEC on March 7, 2017; and

•	the description of the Series B Preferred Shares contained in Apollo Global Management, LLC’s Registration Statement on Form 8-A (File No. 001-35157) filed with the SEC on March 19, 2019.

You may request a copy of any document incorporated by reference in this Information Statement and any exhibit specifically incorporated by reference in those documents, at no cost, from Apollo Global Management, LLC, 9 West 57th Street, New York, New York 10019. You may also contact us at (212) 515-3200 or visit our website at http://www.apollo.com for copies of those documents.

CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Approved Action. Your consent to the Approved Action is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of AGM Management, LLC,

the Company’s manager

/s/ John J. Suydam

Name: John J. Suydam

Title: Vice President and Secretary

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Annex A

PLAN OF CONVERSION

This PLAN OF CONVERSION (“Plan of Conversion”) sets forth certain terms of the conversion of Apollo Global Management, LLC, a Delaware limited liability company (the “Company”), to a Delaware corporation to be named “Apollo Global Management, Inc.” (the “Corporation”), pursuant to the provisions of the Delaware Limited Liability Company Act (the “LLC Act”) and the General Corporation Law of the State of Delaware (the “DGCL”).

W I T N E S S E T H

WHEREAS, the Company was formed as a limited liability company in accordance with the LLC Act and is currently governed by the Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of March 19, 2018 (the “LLC Agreement”);

WHEREAS, upon the terms and subject to the conditions of this Plan of Conversion and in accordance with the LLC Act and the DGCL, the Company will be converted to a Delaware corporation pursuant to and in accordance with Section 18-216 of the LLC Act and Section 265 of the DGCL (the “Conversion”);

WHEREAS, in accordance with and pursuant to Section 18-216(d) of the LLC Act and Section 265(j) of the DGCL, in connection with the Conversion, all of the outstanding limited liability company interests in the Company will be converted into shares of common stock or preferred stock in the Corporation, as applicable, as provided in this Plan of Conversion;

WHEREAS, AGM Management, LLC, a Delaware limited liability company (the “Manager”), is currently the sole Manager of the Company, possessing management rights with respect to the Company for so long as the Apollo Group Beneficially Owns at least 10% of the Voting Power;

WHEREAS, in accordance with and pursuant to Section 18-216(d) of the LLC Act and Section 265(j) of the DGCL, in connection with the Conversion, the rights of the Manager in the Company will be exchanged for common stock in the Corporation, as provided in this Plan of Conversion; and

WHEREAS, capitalized terms used and not otherwise defined in this Plan of Conversion shall have the meanings given to them in the LLC Agreement.

NOW, THEREFORE, upon the terms and subject to the conditions of this Plan of Conversion and in accordance with the LLC Act and the DGCL, upon the effectiveness of the Certificate of Conversion and the Certificate of Incorporation (each as defined below), the Company shall be converted to the Corporation.

ARTICLE I

THE CONVERSION

SECTION 1.01 The Conversion. At the Effective Time (as defined below), the Company shall be converted to the Corporation and, for all purposes of the laws of the State of Delaware and otherwise, the Conversion shall be deemed a continuation of the existence of the Company in the form of a Delaware corporation. The Conversion shall not require the Company to wind up its affairs under Section 18-803 of the LLC Act or to pay its liabilities and distribute its assets under Section 18-804 of the LLC Act, and the Conversion shall not constitute a dissolution of the Company. At the Effective Time, for all purposes of the laws of the State of Delaware and otherwise, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Corporation and shall be the property of the Corporation, and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of any provision of the LLC Act, the DGCL or otherwise; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a corporation. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Corporation for any purpose of the laws of the State of Delaware or otherwise.

SECTION 1.02 Effective Time. On                     , 2019, the Manager shall file the Certificate of Conversion in the form attached hereto as Exhibit A (the “Certificate of Conversion”) and the Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit B (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware pursuant to Section 265 of the DGCL. The Conversion shall become effective upon the filing of the Certificate of Conversion and the Certificate of Incorporation (such time of effectiveness, the “Effective Time”).

SECTION 1.03 Certificate of Incorporation and Bylaws of the Corporation. At and after the Effective Time, the Certificate of Incorporation and Bylaws of the Corporation (the “Bylaws”) shall be in the forms attached hereto as Exhibit B and Exhibit C, respectively, until amended in accordance with their terms and the DGCL.

SECTION 1.04 Directors and Officers.

(a) At the Effective Time, the initial directors of the Corporation shall be Leon Black, Joshua Harris, Marc Rowan, Michael E. Ducey, Robert K. Kraft, Alvin Bernard (“A.B.”) Krongard and Pauline Richards, each of whom shall be named to the initial board of directors of the Corporation by the incorporator. Leon Black shall be Chairman of the board of directors of the Corporation. Each director, including each director appointed to fill a vacancy or newly created directorship, shall hold office until the next annual meeting of stockholders for the election of directors or action by written consent of stockholders in lieu of an annual meeting for the purpose of electing directors and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.

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(b)    At the Effective Time, unless the Class C Stockholder (as defined in the Certificate of Incorporation) with respect to any Executive Officer (as defined in the Certificate of Incorporation), or the board of directors with respect to any other officer, provides otherwise, each of the following individuals shall be appointed to the office(s) set forth opposite his or her name:

Name	Office
Leon Black	Chief Executive Officer
Joshua Harris	Senior Managing Director
Marc Rowan	Senior Managing Director
Anthony Civale	Co-Chief Operating Officer and Vice President
Martin Kelly	Chief Financial Officer, Co-Chief Operating Officer and Vice President
Scott Kleinman	Co-President
Robert MacGoey	Chief Accounting Officer, Controller and Vice President
Cindy Michel	Chief Compliance Officer and Assistant Secretary
John Suydam	Chief Legal Officer, Vice President and Secretary
James C. Zelter	Co-President
James Elworth	Assistant Secretary
Joseph Glatt	Assistant Secretary
William Kuesel	Assistant Secretary
Maria Lennox	Assistant Secretary
Jessica Lomm	Assistant Secretary
Laurie Medley	Assistant Secretary
Katherine Newman	Assistant Secretary
Shari Verschell	Assistant Secretary
Christian Weideman	Assistant Secretary

Each officer so elected shall hold such office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation, retirement, disqualification or removal.

ARTICLE II

CONVERSION OF PARTNERSHIP INTERESTS; REGISTRATION OF SHARES

SECTION 2.01 Conversion of Limited Liability Company Interests. At the Effective Time, (i) each Class A Common Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $.00001 par value per share, of the Corporation (“Class A Common Stock”), (ii) each Class B Common Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class B common stock, $.00001 par value per share, of the Corporation (“Class B Common Stock”), (iii) each Series A Preferred Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Series A preferred stock, $.00001 par value per share, of the Corporation (“Series A Preferred Stock”), (iv) each Series B Preferred Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Series B preferred stock, $.00001 par value per share, of the Corporation (“Series B Preferred Stock”), and (v) all of the rights of the Manager in the Company shall be exchanged for one issued and outstanding, fully paid and nonassessable share of Class C common stock, $.00001 par value per share, of the Corporation (“Class C Common Stock”), in each case without any action required on the part of the Corporation, the Manager or the former holders of such limited liability company interests in the Company.

SECTION 2.02 Registration in Book-Entry. Shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock and Series B Preferred Stock shall not be represented by

3

certificates but shall instead be uncertificated shares, unless the board of directors of the Corporation shall provide by resolution or resolutions otherwise in respect of some or all of any or all classes or series of stock of the Corporation. Promptly after the Effective Time, the Corporation shall register, or cause to be registered, in book-entry form the shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock and Series B Preferred Stock into which the outstanding limited liability company interests represented by Class A Common Shares, Class B Common Shares, Series A Preferred Shares or Series B Preferred Shares, or the rights of the Manager in the Company, as applicable, shall have been converted or exchanged, as applicable, as a result of the Conversion.

SECTION 2.03 No Further Rights in Units. The shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock and Series B Preferred Stock into which the outstanding limited liability company interests represented by Class A Common Shares, Class B Common Shares, Series A Preferred Shares or Series B Preferred Shares, or rights of the Manager in the Company, as applicable, shall have been converted as a result of the Conversion in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such limited liability company interests or rights in the Company.

SECTION 2.04 Tax Treatment of Conversion. The Company, the Manager and the Corporation hereby agree that it is intended for U.S. federal income tax purposes that the exchange of the rights of the Manager in the Company for Class C Common Stock shall be treated as a transfer of such rights by the Manager to the Corporation, which along with the deemed transfer for U.S. federal income tax purposes by the Company of all of its assets to the Corporation and deemed liquidation of the Company for U.S. federal income tax purposes, will be treated as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

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EXHIBIT A

CERTIFICATE OF CONVERSION

PURSUANT TO SECTION 265 OF

THE DELAWARE GENERAL CORPORATION LAW

This Certificate of Conversion is being duly executed and filed by Apollo Global Management, LLC, a Delaware limited liability company (the “Company”), to convert the Company to Apollo Global Management, Inc., a Delaware corporation (the “Corporation”), under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) and the Delaware General Corporation Law (8 Del. C. § 101, et seq.).

1.    The Company was formed on July 3, 2007 as a Delaware limited liability company.

2.    The name and type of entity of the Company immediately prior to filing this Certificate of Conversion is Apollo Global Management, LLC, a Delaware limited liability company.

3.    The name of the Corporation as set forth in the Certificate of Incorporation filed in accordance with Section 265(b) of the Delaware General Corporation Law is Apollo Global Management, Inc.

4.    The conversion of the Company to the Corporation shall be effective at 12:01 a.m. Eastern Time on                 , 2019.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion on the      day of                     , 2019.

APOLLO GLOBAL MANAGEMENT, LLC

By:	AGM Management, LLC, its Manager

By:
Name:
Title:

EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

APOLLO GLOBAL MANAGEMENT, INC.

ARTICLE I

NAME

The name of the Corporation is Apollo Global Management, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is c/o Corporation Service Company, 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808. The name of the registered agent at such address is Corporation Service Company.

ARTICLE III

PURPOSE

The purpose and nature of the business to be conducted by the Corporation shall be to: (a) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that lawfully may be conducted by a corporation organized pursuant to the DGCL, and in connection therewith, to exercise all of the rights and powers conferred upon the Corporation pursuant to the agreements relating to such business activity; and (b) do anything necessary or appropriate in furtherance thereof, including the making of capital contributions or loans to a Corporate Group Member. The Corporation is being incorporated in connection with the conversion of Apollo Global Management, LLC, a Delaware limited liability company (the “Company”), to the Corporation (the “Conversion”), and this Certificate of Incorporation is being filed simultaneously with the Certificate of Conversion of the Company to the Corporation.

ARTICLE IV

AUTHORIZED STOCK

Section 4.01    Capitalization.

(a)    The total number of shares of all classes of stock that the Corporation shall have authority to issue is 100,000,000,000 which shall be divided into four classes as follows:

(i)	90,000,000,000 shares of Class A common stock, $.00001 par value per share (“Class A Common Stock”);

(ii)	999,999,999 shares of Class B common stock, $.00001 par value per share (“Class B Common Stock”);

(iii)	one (1) share of Class C common stock, $.00001 par value (“Class C Common Stock” and, together with the Class A Common Stock and the Class B Common Stock, “Common Stock”); and

(iv)

9,000,000,000 shares of preferred stock, $.00001 par value per share (“Preferred Stock”), of which (x) 11,000,000 shares are designated as “Series A Preferred Stock” (“Series A Preferred Stock”), (y) 12,000,000 shares are designated as “Series B Preferred Stock” (“Series B Preferred Stock”) and (z) the remaining 8,977,000,000 shares may be designated from time to time in accordance with this Article IV.

(b)    At the Effective Time, (i) each Class A Common Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class A Common Stock, (ii) each Class B Common Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class B Common Stock, (iii) each Series A Preferred Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Series A Preferred Stock, (iv) each Series B Preferred Share that is outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Series B Preferred Stock, and (v) all of the rights of the Former Manager in the Company shall be exchanged for one issued and outstanding, fully paid and nonassessable share of Class C Common Stock, in each case without any action required on the part of the Corporation or the former holder thereof or the Former Manager.

(c)    The number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) (x) for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, solely with the approval of the Class C Stockholder, and (y) at any time there is no longer a Class C Stockholder or the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, by the affirmative vote of the holders of a majority of the Voting Power of all then-Outstanding shares of stock of the Corporation entitled to vote thereon, in each case irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no other vote of the holders of the Class A Common Stock, the Class B Common Stock or Preferred Stock, voting together or separately as a class, shall be required therefor, unless a vote of the holders of any such class or classes or series thereof is expressly required pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

(d)    Except to the extent expressly provided in this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock), no share of stock of the Corporation shall entitle any holder thereof to any preemptive, preferential, or similar rights with respect to the issuance of Shares.

Section 4.02    Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval (except as may be required by Articles XXI and XXII and any certificate of designation relating to any series of Preferred Stock), the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of such series of Preferred Stock and the number of shares of such series, which number the Board of Directors may, except where otherwise provided in the certificate of designation of such series, increase (but not above the total number of shares of Preferred Stock then authorized and available for issuance and not committed for other issuance) or decrease (but not below the number of shares of such series then outstanding). The powers, preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time Outstanding.

Section 4.03    Splits and Combinations of Stock.

(a)    Subject to Section 4.03(c) and any certificate of designation relating to any series of Preferred Stock, the Corporation may make a pro rata distribution of Shares of any class or series to all Record Holders of such class or series of stock of the Corporation, or may effect a subdivision or combination of Shares of any class or series so long as, after any such event, each stockholder shall have the same percentage of each class or series of shares of Outstanding stock of the Corporation as before such event, and any amounts calculated on a per share basis (including voting rights) or stated as a number of shares of stock of the Corporation are proportionately adjusted.

(b)    Whenever such a distribution, subdivision or combination of Shares is declared, the Board of Directors shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of a date not less than 10 days prior to the date of such notice.

(c)    The Corporation shall not issue fractional Shares upon any distribution, subdivision or combination of Shares, and any fractional shares of stock of the Corporation resulting therefrom shall be treated in accordance with Section 155 of the DGCL.

ARTICLE V

TERMS OF COMMON STOCK

Section 5.01    Voting.

(a)    Except as required by the DGCL or as expressly otherwise provided in this Certificate of Incorporation, for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the exclusive voting power for all purposes relating to holders of capital stock shall be vested in the Class C Stockholder. At any time the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, notwithstanding any other provision of this Certificate of Incorporation, the Class C Stockholder shall not have any voting rights or powers, either general or specific (including, without limitation, for purposes of any consent rights or rights or powers relating to the management of the business and affairs of the Corporation under this Certificate of Incorporation), except as required by the DGCL. The Class C Stockholder shall have one vote for each share of Class C Common Stock that is Outstanding in its name on the books of the Corporation on all matters on which the Class C Stockholder is entitled to vote.

(b)    For so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, each holder of Class A Common Stock, as such, shall not have any voting rights or powers, either general or special, except as required by the DGCL or as expressly provided in this Section 5.01 or in Articles VI, VIII, IX, XI and XII. At any time there is no longer a Class C Stockholder or the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, except as required by the DGCL or as expressly otherwise provided by this Certificate of Incorporation, each holder of Class A Common Stock, as such, shall be entitled to vote on any matter submitted to the stockholders of the Corporation. Each share of Class A Common Stock shall entitle the holder thereof to one vote for each share of Class A Common Stock on all matters on which holders of Class A Common Stock are entitled to vote.

(c)    For so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, each holder of Class B Common Stock, as such, shall not have any voting rights or powers, either general or special, except as required by the DGCL or as expressly provided in this Section 5.01 or in Articles VI, VIII, IX, XI and XII. At any time that there is no longer a Class C Stockholder or the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, except as required by the DGCL or as expressly otherwise provided by this Certificate of Incorporation, each holder of Class B Common Stock, as such, shall be entitled to vote on any matter submitted to the stockholders of the Corporation. Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws or Applicable Law and except as otherwise required by the DGCL, the holders of Class B Common Stock shall be entitled to receive notice of, be included in any requisite quora for and participate in any and all approvals, votes or other actions of the stockholders of the Corporation on an equivalent basis as holders of Class A Common Stock (including any and all notices, quora, approvals, votes and other actions that may be taken pursuant to the requirements of the DGCL or any other Applicable Law), in each case subject to and not in limitation of the rights of the holders of Class B Common Stock as provided in this Certificate of Incorporation. Except as otherwise required by the DGCL, the holders of Class B Common Stock shall vote together with the holders of Class A Common Stock as a single class and, to the extent that the holders of Class A Common Stock shall vote together with the holders of any other class, classes or series of stock of the Corporation, the holders of Class B Common Stock shall also vote together with the holders of such other class, classes or series of stock on an equivalent basis as the holders of the Class A Common Stock. Notwithstanding anything otherwise to the contrary contained in this Certificate of Incorporation or the Bylaws, but subject to the following sentence, on each matter submitted to a vote of the holders of Class B Common Stock, the holders of Class B Common Stock, as such, collectively shall be entitled to a number of votes that is equal to the aggregate number of Operating Group Units outstanding as of the relevant Record Date, less the number of shares of Class A Common Stock Outstanding as of the same relevant Record Date (the “Aggregate Class B Vote”). Prior to the BRH Holdings Cessation Date, BRH Holdings, as the sole holder of shares of Class B Common Stock immediately following the effectiveness of the Conversion, shall be entitled to all of the votes to which the holders of Class B Common Stock, as such, collectively are then entitled. From and after the BRH Holdings Cessation Date, each holder of Class B Common Stock (other than the Corporation and its Subsidiaries), as such, shall be entitled, without regard to the number of shares of Class B Common Stock (or fraction thereof) held by such holder, to a number of votes that is equal to the Aggregate Class B Vote multiplied by a fraction, the numerator of which shall be the aggregate number of Operating Group Units held by such holder as of the relevant Record Date and the denominator of which shall be the aggregate number of Operating Group Units outstanding as of the same relevant Record Date. The number of votes to which the holders of Class B Common Stock shall be entitled shall be adjusted accordingly if (i) a holder of Class A Common Stock, as such, shall become entitled to a number of votes other than one for each share of Class A Common Stock held and/or (ii) under the terms of the Exchange Agreement the holders of Operating Group Units party thereto shall become entitled to exchange each such Operating Group Unit for a number of shares of Class A Common Stock other than one. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, and in addition to any other vote required by the DGCL or this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of the Class B Common Stock (excluding Class B Common Stock held by the Corporation and its Subsidiaries) voting separately as a class shall be required to alter, amend or repeal this Section 5.01(c) or to adopt any provision inconsistent herewith.

Section 5.02    Dividends. Subject to Article XXI, Article XXII, Applicable Law and the rights, if any, of the holders of any other series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the other stockholders with respect to the payment of dividends, the Board of Directors may, in its sole discretion, at any time and from time to time, declare, make and pay dividends of cash or other assets to the holders of Class A Common Stock. Subject to the terms of Article XXI, Article XXII and any certificate of designation relating to any series of Preferred Stock, dividends shall be paid to the holders of Class A Common Stock on a pro rata basis in accordance with the number of shares of Class A Common Stock held by them as of the Record Date selected by the Board of Directors. Notwithstanding anything otherwise to the contrary herein, the Corporation shall not make or pay any dividend of cash or other assets with respect to (i) shares of Class B Common Stock except for dividends consisting only of additional shares of Class B Common Stock paid proportionally with respect to each outstanding share of Class B Common Stock, (ii) shares of Class C Common Stock, (iii) shares of Series A Preferred Stock except for dividends in accordance with

Article XXI, (iv) shares of Series B Preferred Stock except for dividends in accordance with Article XXII, and (v) shares of any other series of Preferred Stock except for dividends in accordance with the certificate of designation relating to such series of Preferred Stock.

Section 5.03    Liquidation. Upon a Dissolution Event, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to Articles XXI and XXII and to the rights, if any, of the holders of any class or series of stock having a preference over or the right to participate with the other stockholders with respect to the distribution of assets of the Corporation upon such Dissolution Event, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders on a pro rata basis in accordance with the number of shares of Common Stock held by them; provided, however, that (i) the holders of Class B Common Stock, as such, shall only be entitled to participate in any such distribution up to their pro rata portion of the Aggregate Class B Liquidation Amount and (ii) the holders of Class C Common Stock, as such, shall only be entitled to participate in any such distribution up to their pro rata portion of the Aggregate Class C Liquidation Amount. For the avoidance of doubt, (i) the aggregate amount so distributed to the holders of Class B Common Stock, as such, shall not exceed the Aggregate Class B Liquidation Amount, (ii) the aggregate amount so distributed to the holders of Class C Common Stock, as such, shall not exceed the Aggregate Class C Liquidation Amount, and (iii) upon payment of such aggregate amounts to the holders of Class B Common Stock and Class C Common Stock, respectively, in such capacities, such holders of Class B Common Stock and Class C Common Stock, respectively, shall not be entitled to participate in the distribution of any other amounts upon a Dissolution Event in such capacities.

Section 5.04    Issuance and Cancellations of Class B Common Stock. On any date BRH Holdings may in its sole discretion elect to surrender for no consideration its share of Class B Common Stock and to cease to be a holder of Class B Common Stock (the “BRH Holdings Cessation Date”), and the Corporation shall, in consideration of, among other things, the corporate benefits received by the Corporation, which consideration shall be at least equal to the aggregate par value of the shares of Class B Common Stock to be issued pursuant to this Section 5.04, issue one (1) share of Class B Common Stock to each holder of record on such date of an Operating Group Unit (other than the Corporation and its Subsidiaries) for each Operating Group Unit held, whether or not such Operating Group Unit is vested. In addition, on each date following the BRH Holdings Cessation Date that any Person that is not already a holder of a share of Class B Common Stock shall become a holder of record of an Operating Group Unit (other than the Corporation and its Subsidiaries), whether or not such Operating Group Unit is vested, the Corporation shall, in consideration of, among other things, the corporate benefits received by the Corporation, which consideration shall be at least equal to the aggregate par value of the shares of Class B Common Stock to be issued pursuant to this Section 5.04, issue one (1) share of Class B Common Stock to such Person on such date for each Operating Group Unit held. In the event that a holder of a share of Class B Common Stock shall subsequent to the BRH Holdings Cessation Date cease to be the holder of any such Operating Group Unit, the Class B Common Stock held by such holder with respect to such Operating Group Unit shall be automatically cancelled without any further action on the part of any Person and such holder shall cease to be a stockholder with respect to the Class B Common Stock so cancelled.

Section 5.05    Shareholders Agreement. The Corporation is a party to the Shareholders Agreement, which provides certain rights to the other parties thereto, including, without limitation, certain registration rights relating to the Shares.

Section 5.06    Exchange Agreement. The Corporation, Holdings and the other parties thereto have entered into an Exchange Agreement which provides for the exchange by Holdings of Operating Group Units, on the one hand, for Class A Common Stock (or, at the election of the Corporation, cash), on the other hand.

Section 5.07    Tax Receivable Agreement. The Corporation will enter, and will cause the members of the Apollo Operating Group and any other flow-through entity the Corporation owns interests in to enter, into a tax receivable agreement substantially in the same form as the Tax Receivable Agreement.

ARTICLE VI

BOARD OF DIRECTORS

Section 6.01    General. Except as otherwise provided in the DGCL or this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall not be responsible for the day-to-day business, operations and affairs of the Subsidiaries and any fund, account or vehicle that is advised, sponsored, raised or managed by the Corporation or its Affiliates or any portfolio investment of any such fund, account or vehicle, including transactions entered into by any of the foregoing in the ordinary course.

Section 6.02    Board Generally. Except as otherwise provided pursuant to the provisions of Article XXI, Article XXII or any certificate of designation with respect to any outstanding series of Preferred Stock relating to the rights of the holders of Preferred Stock to elect additional directors (such directors, the “Preferred Stock Directors”), for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Class C Stockholder shall (i) nominate and elect all Directors on the Board of Directors, (ii) set the total number of Directors which shall constitute the Board of Directors and (iii) fill any vacancies or newly created directorships on the Board of Directors. Each Director elected by the Class C Stockholder shall hold office until such Director’s successor is duly elected and qualified, or, if earlier, until such Director’s death or until such Director resigns or is removed in the manner hereinafter provided. In the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, the number of directors which will constitute the Board of Directors shall be set by resolution of the Board of Directors, subject to the provisions of Article XXI, Article XXII or any certificate of designation with respect to any outstanding series of Preferred Stock relating to any Preferred Stock Directors.

Section 6.03    Election of Directors.

(a)    Subject to the rights of the holders of any series of Preferred Stock with respect to any Preferred Stock Directors, in the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, (i) Directors shall be elected at the annual meeting of stockholders in the manner provided in this Section 6.03 and each Director elected shall hold office until the succeeding meeting after such Director’s election and until such Director’s successor is duly elected and qualified, or, if earlier, until such Director’s death or until such Director resigns or is removed in the manner hereinafter provided and (ii) Directors shall be elected by a plurality of the votes cast by the holders of Outstanding Voting Stock present in person or represented by proxy and entitled to vote on the election of Directors at any annual meeting of stockholders or special meeting of stockholders called for that purpose.

(b)    In the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation and the annual meeting for election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon as is convenient. Subject to the provisions of the Bylaws and the DGCL, in such situations, the Board of Directors will provide notice to all stockholders entitled to vote in the election of Directors as to the manner in which the election shall be conducted and the procedure that such stockholder must comply with in order to vote in the election of Directors. In the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, all elections of Directors will be by written ballots; if authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with the information from which it can be reasonably determined that the electronic transmission was authorized by the stockholder or proxyholder.

Section 6.04    Removal. For so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, any Director (other than a Preferred Stock Director) may be removed, with or without cause, at any time, by the Class C Stockholder. In the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, any Director or the whole Board of Directors (other than a Preferred Stock Director) may be removed, with or without cause, at any time, by the affirmative vote of holders of a majority of the Voting Power of the Corporation, given at an annual meeting or at a special meeting of stockholders called for that purpose.

Section 6.05    Resignations. Any Director may resign at any time by giving notice of such Director’s resignation in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon receipt by the Corporation of such resignation. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 6.06    Vacancies. For so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, unless otherwise required by Applicable Law, any vacancy or newly created directorship on the Board of Directors (other than in respect of a Preferred Stock Director) will be filled by the Class C Stockholder. In the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, unless otherwise required by law, (i) any newly created directorship on the Board of Directors resulting from any increase in the authorized number of Directors (other than in respect of a Preferred Stock Director) may only be filled by the Executive Committee or, if the power to manage the business and affairs of the Corporation is then concurrently vested in the Board of Directors pursuant to Section 6.09(e), a majority in voting power of the Directors in office, provided that a quorum is present, and any vacancy on the Board of Directors (other than in respect of a Preferred Stock Director) may only be filled by the Executive Committee or, if the power to manage the business and affairs of the Corporation is then concurrently vested in the Board of Directors pursuant to Section 6.09(e), a majority in voting power of the Directors then in office, though less than a quorum, or by a sole remaining Director, (ii) any Director elected to fill a vacancy shall have the same remaining term as that of such Director’s predecessor and until such Director’s successor is duly elected or appointed and qualified, or until his or her earlier death, resignation or removal, and (iii) if there are no Directors in office, then an election of Directors may be held in the manner provided by the DGCL.

Section 6.07    Quorum; Voting.

(a)    At all meetings of the Board of Directors, Directors possessing a majority in voting power of the Directors then in office (but not fewer than one-third of the total voting power possessed by the total number of authorized Directors (assuming no vacancies)) shall constitute a quorum for the transaction of business; provided, that, at any time that there are at least two Directors serving on the Executive Committee, a quorum for any meeting of the Board of Directors at which any matter set forth in Section 6.09(a)(i)-(iv) is to be voted on shall additionally require at least two Directors serving on the Executive Committee. Except as otherwise provided in Section 6.09(b) with respect to the Executive Committee, at all meetings of any committee of the Board of Directors, the presence of Directors possessing a majority of the total voting power possessed by the total number of authorized members of such committee (assuming no vacancies) shall constitute a quorum. Except as otherwise provided in Section 6.07(b) and Section 6.09(b), the act of Directors or committee members possessing a majority in voting power of the Directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be. If a quorum shall not be present at any meeting of the Board of Directors or any committee, the Directors or members possessing a majority in voting power of the Directors or members, as the case may be, present thereat may adjourn the meeting from time to time without further notice other than announcement at the meeting.

(b)    For so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, on any matter to be voted on or consented to by the Board of Directors (i) each Director other than the BRH Directors (the “Non-BRH Directors”) shall be entitled to cast one (1) vote, (ii) the BRH Directors shall collectively be entitled to cast an aggregate number of votes equal to (x) the total number of Directors constituting the entire Board of Directors, minus (y) the total number of BRH Directors then in office, plus (z) one (1) (such aggregate number of votes, the “Aggregate BRH Director Voting Power”), such that, at any time, the BRH Directors in office at such time shall collectively be entitled to cast a majority of the votes that may be cast by the Directors, and (iii) each BRH Director present at such meeting or participating in such consent shall be entitled to cast a number of votes (including any fractions thereof) equal to the quotient of (A) the Aggregate BRH Director Voting Power, divided by (B) the number of BRH Directors present at such meeting or participating in such consent. Notwithstanding anything herein to the contrary, on any decision to bring, commence or initiate any action, suit or proceeding by or on behalf of the Corporation against one or more of the current or former Directors, officers or stockholders of the Corporation or involving any other claim arising under the internal affairs doctrine (including any decisions regarding any demand by one or more stockholders to bring or investigate any claims with respect thereto) (a “Derivative Decision”) to be made by the Board of Directors, each Director shall be entitled to cast one (1) vote. Notwithstanding anything herein to the contrary, if any Extraordinary Transaction to be effected in accordance with Section 5.4(b) of the Agreement Among Principals (or any successor provision that is substantively similar to such section) is approved by LB, on the one hand, and a majority of the Directors that are neither BRH Directors nor Executive Committee Qualified Directors, on the other hand, no further authorization of the Board of Directors shall be necessary with respect thereto and the voting power of LB and such Directors that are neither BRH Directors nor Executive Committee Qualified Directors attendant to such approvals shall be the sole voting power possessed by the members of the Board of Directors with respect to the approval and recommendation of such Extraordinary Transaction.

Section 6.08    Committees.

(a)    The Board of Directors may designate one (1) or more committees consisting of one (1) or more Directors of the Corporation, which, to the extent provided in such designation, shall have and may exercise, subject to the provisions of the DGCL, this Certificate of Incorporation and the Bylaws, the powers and authority of the Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. Except as otherwise provided in Section 6.09 with respect to the Executive Committee, members of any committee possessing a majority of the total voting power possessed by the total number of Directors constituting such committee (assuming no vacancies) may determine its action and fix the time and place, if any, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. Except as provided in Section 6.09 with respect to the Executive Committee, the Board of Directors shall have the power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time. The Secretary of the Corporation shall act as Secretary of any committee, unless otherwise provided by the Board of Directors or the committee. The Corporation shall have an Executive Committee as set forth in Section 6.09. The Board of Directors shall cause the Corporation to form, constitute and empower each of the Audit Committee and the Conflicts Committee, which shall have such powers and rights as the Board of Directors shall set forth in its written resolution.

(b)    For so long as (x) there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, and (y) any BRH Directors are serving on the Board of Directors, on any matter to be voted on or consented to by any committee or subcommittee of the Board of Directors (other than the Executive Committee), (i) each Non-BRH Director serving on such committee or subcommittee shall be entitled to cast one (1) vote, (ii) the BRH Directors serving on such committee or subcommittee shall collectively be entitled to cast an aggregate number of votes equal to (x) the total number of Directors constituting such entire committee or subcommittee, minus (y) the total number of BRH Directors then serving on such committee or subcommittee, plus (z) one (1) (such aggregate number of votes with respect to any committee or subcommittee, the “Aggregate BRH Director Committee Voting Power”), such that, at any time, the BRH Directors shall collectively be entitled to cast a majority of the votes that may be cast by the Directors serving on such committee or subcommittee, and (iii) each BRH Director serving on such committee or subcommittee present at such meeting or participating in such consent shall be entitled to cast a number of votes (including any fractions thereof) equal to the quotient of (A) the Aggregate BRH Director Committee Voting Power, divided by (B) the number of BRH Directors present at the meeting or participating in the consent. Notwithstanding anything herein to the contrary, on any Derivative Decision to be considered by any committee or subcommittee of the Board of Directors, each Director serving on such committee or subcommittee shall be entitled to cast one (1) vote.

Section 6.09    Executive Committee.

(a)    There shall be a committee of the Board of Directors designated as the Executive Committee of the Board of Directors (the “Executive Committee”). The Executive Committee may authorize the seal of the Corporation to be affixed to all papers which may require it and shall exclusively have and exercise, and is hereby delegated with, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation (including all the powers and authority of the Board of Directors hereunder and under the Bylaws), except (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, (ii) adopting, amending or repealing any Bylaw, (iii) with respect to any Derivative Decisions and (iv) any action or matter the Board of Directors is from time to time required to delegate to a committee of independent Directors by any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares are listed for trading. Notwithstanding the foregoing, the Executive Committee may delegate, to the fullest extent permitted by applicable law, the power and authority of the Board of Directors granted hereunder to the Board of Directors, any committee of the Board of Directors or, subject to applicable law, any other Person in accordance with Section 6.09(b).

(b)    On any matter to be voted on or consented to by the Executive Committee, each BRH Director serving on the Executive Committee (or, in the event that there is no longer a Class C Stockholder, each Executive Committee Qualified Director) shall be entitled to cast one (1) vote and the vote of a majority of the total number of authorized members of the Executive Committee shall constitute the act of the Executive Committee; provided, however, that: (A) without limitation of the authority granted to the Class C Stockholder in Article XIII, the following matters, to the extent voted on or consented to by the Executive Committee, shall require the unanimous vote of the members of the Executive Committee then in office: (i) decisions regarding (x) the employment of senior investment professionals, (y) the engagement of senior consultants by the Corporation, the Apollo Operating Group or their respective Subsidiaries, including without limitation, hiring, terminating and compensating (whether through an equity-based arrangement or otherwise), and (z) the Corporation’s rights with respect to the control or influence of the terms of the employment of the senior investment professionals and consultants of any joint venture engaged in any business similar to any of the businesses of the Corporation to which the Corporation, the Apollo Operating Group or any of their respective Subsidiaries become party to from time to time; and (ii) any delegation of the authority of the Executive Committee to any Person; (B) any actions or transactions that result or could result in non-pro rata treatment or effect upon a Principal (other than as a result of termination of such Principal for Cause) within BRH, Intermediate Holdings or otherwise shall require, in addition to any other vote required hereunder or under Applicable Law, the unanimous consent of the Principals then serving on the Executive Committee; and (C) at any time that there is no longer a Class C Stockholder and there is only one Director serving on the Executive Committee (i) (x) any Director who is designated as an Executive Committee Qualified Director pursuant to Section 6.09(e), and (y) any vacancy or newly created directorship on the Board of Directors (other than in respect of a Preferred Stock Director) may be filled by the Executive Committee pursuant to Section 6.06, in each case by the vote of a majority of the members of the Executive Committee present at any meeting of the Executive Committee at which a quorum is present and (ii) the presence of the members of the Executive Committee possessing at least one-third of the total voting power possessed by the total number of authorized members of the Executive Committee shall constitute a quorum for the Executive Committee to transact any business contemplated by clause (C)(i) of this Section 6.09(b).

(c)    Subject to Section 6.09(e), the Executive Committee shall from time to time consist of the BRH Directors then serving on the Board of Directors, and no Non-BRH Directors shall be qualified to serve as a member of the Executive Committee. So long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, any member of the Executive Committee that ceases to be a BRH Director shall automatically cease to be qualified to serve as a member of the Executive Committee and shall automatically be removed from the Executive Committee. Upon the designation of any person as a BRH Director, such person shall automatically become a member of the Executive Committee. For purposes of this Certificate of Incorporation, the “BRH Directors” shall be the Directors of the Corporation identified in a designation as such in accordance with Section 6.09(d) (such directorships, the “BRH Directorships”). Notwithstanding anything herein to the contrary, each of the Principals shall be BRH Directors so long as he is a Director of the Corporation and employed by an Apollo Employer; provided, however, that LB may, at his option, remain as a BRH Director following the cessation of his employment by an Apollo Employer until the earlier of his death or Disability or commission of an act or omission that would constitute Cause.

(d)    The total number of BRH Directorships shall initially be three (3), and thereafter the total number of BRH Directorships shall be fixed from time to time by the Class C Stockholder so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation. So long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, any vacancy in any BRH Directorship shall be filled exclusively by the Class C Stockholder with a Director of the Corporation; provided, that at any time the Class C Stockholder is entitled to designate BRH Directors, the Class C Stockholder may from time to time present two candidates for a vacant BRH Directorship to the Non-BRH Directors, in which case, the Non-BRH Directors shall select the succeeding BRH Director from among such candidates. For the avoidance of doubt, such candidates need not be Directors at the time of selection by the Non-BRH Directors. So long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, any newly created BRH Directorship resulting from an increase in the number of the BRH Directorships shall be filled exclusively by the Class C Stockholder with a Director of the Corporation. So long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Class C Stockholder may at any time revoke the designation of any BRH Director.

(e)    Notwithstanding anything herein to the contrary, at any time that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, the Executive Committee shall from time to time consist of Directors of the Corporation who are then qualified to serve as members of the Executive Committee (each, an “Executive Committee Qualified Director”) and, upon the qualification of any Director of the Corporation as an Executive Committee Qualified Director, such person shall automatically become a member of the Executive Committee. For purposes of this Certificate of Incorporation, an “Executive Committee Qualified Director” shall mean a Director of the Corporation who (i) is a BRH Director, (ii) is designated as an Executive Committee Qualified Director by a majority of the remaining members of the Executive Committee, although less than a quorum, or by a sole remaining member of the Executive Committee, or (iii) if there are no remaining members of the Executive Committee, is designated as an Executive Committee Qualified Director by the Board of Directors. Upon the Class C Stockholder ceasing to have the power to designate and remove BRH Directors pursuant to Section 6.09(d), the number of authorized members of the Executive Committee shall initially be the number of authorized BRH Directorships immediately prior to such time. Thereafter, the authorized number of members of the Executive Committee shall be between three (3) and five (5) Directors, and the exact number thereof shall be fixed by the Executive Committee from time to time, subject to the other provisions of this Section 6.09(e). Except as otherwise provided in the last sentence of Section 6.09(c), any Executive Committee Qualified Director shall automatically cease to be an Executive Committee Qualified Director and shall automatically be removed from the Executive Committee upon the cessation of his or her employment by an Apollo Employer or upon him or her ceasing to be a Director. If, immediately prior to any such removal of a member of the Executive

Committee, the number of authorized members of the Executive Committee is greater than three (3), upon such removal, the total number of authorized members of the Executive Committee shall be automatically reduced by one (1) Director (but in no event shall the total number of authorized members of the Executive Committee be reduced to less than three (3) Directors); provided, that no such reduction shall prevent the designation of a new Executive Committee Qualified Director to replace the Director so removed from the Executive Committee if the size of the Executive Committee is increased by the Executive Committee in accordance with this Section 6.09(e). In the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, and (x) there are no Executive Committee Qualified Directors then serving on the Board of Directors or (y) there is then an insufficient number of Executive Committee Qualified Directors to constitute a quorum of the Executive Committee, the Executive Committee shall cease to have the exclusive power and authority of the Board of Directors in the management of the business and affairs of the Corporation delegated thereto pursuant to Section 6.09(a) and such power and authority shall be concurrently vested in the Executive Committee and the Board of Directors.

ARTICLE VII

CERTIFICATES; RECORD HOLDERS; TRANSFER OF SHARES

Section 7.01    Certificates.

(a)    Notwithstanding anything otherwise to the contrary herein, unless the Board of Directors shall provide by resolution or resolutions otherwise in respect of some or all of any or all classes or series of stock of the Corporation, Shares shall not be evidenced by certificates.

(b)    In the event that Certificates evidencing shares of capital stock of the Corporation are issued, such Certificates shall be executed on behalf of the Corporation by any two duly authorized officers of the Corporation. No Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, however, that if the Board of Directors resolves to issue Certificates evidencing Shares in global form, the Certificates evidencing such Shares shall be valid upon receipt of a certificate from the Transfer Agent certifying that the certificates evidencing the Shares have been duly registered in accordance with the directions of the Corporation. The use of facsimile signatures affixed in the name and on behalf of the Transfer Agent and registrar of the Corporation on certificates representing Shares of the Corporation is expressly permitted by this Certificate of Incorporation.

Section 7.02    Mutilated, Destroyed, Lost or Stolen Certificates.

(a)    If any mutilated Certificate is surrendered to the Transfer Agent, any duly authorized officer (and, in the case of any Certificates evidencing shares of capital stock of the Corporation, any two duly authorized officers) of the Corporation shall execute, and, if applicable, the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and class or series of Shares as the Certificate so surrendered.

(b)    Any duly authorized officer (and, in the case of any Certificates evidencing shares of capital stock of the Corporation, any two duly authorized officers) of the Corporation shall execute, and the Transfer Agent shall countersign and deliver, a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i)	makes proof by affidavit, in form and substance satisfactory to the Corporation, that a previously issued Certificate has been lost, destroyed or stolen;

(ii)	requests the issuance of a new Certificate before the Corporation has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)

if requested by the Corporation, delivers to the Corporation a bond, in form and substance satisfactory to the Corporation, with surety or sureties and with fixed or open penalty as the Corporation may direct to indemnify the Corporation and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv)	satisfies any other reasonable requirements imposed by the Corporation.

(c)    To the fullest extent permitted by Applicable Law, if a holder of Shares fails to notify the Corporation within a reasonable time after such holder has notice of the loss, destruction or theft of a Certificate, and a Transfer of the Shares represented by the Certificate is registered before the Corporation or the Transfer Agent receives such notification, the holder shall be precluded from making any claim against the Corporation or the Transfer Agent for such Transfer or for a new Certificate. As a condition to the issuance of any new Certificate under this Section 7.02, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent and the Corporation) connected therewith.

Section 7.03    Record Holders. The Corporation shall be entitled to recognize the Record Holder as the owner of a Share and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other Person, regardless of whether the Corporation shall have actual or other notice thereof, except as otherwise provided by Applicable Law, including any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Shares are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Shares, as between the Corporation, on the one hand, and such other Persons, on the other, such representative Person shall be the Record Holder of such Share.

Section 7.04    Transfer Generally.

(a)    Subject to Article X with respect to the Transfer of Class C Common Stock, no Share shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article VII. Any Transfer or purported Transfer of a Share not made in accordance with this Article VII, or Article X, as applicable, shall be null and void.

(b)    Nothing contained in this Certificate of Incorporation or the Bylaws shall be construed to prevent a disposition by any equityholder of the Class C Stockholder of any or all of the issued and outstanding equity interests in the Class C Stockholder.

Section 7.05    Registration and Transfer of Stock.

(a)    The authorized officers of the Corporation shall keep or cause to be kept a stock ledger in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 7.05(b), the Corporation will provide for the registration and Transfer of Shares. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Shares and Transfers of such Shares as herein provided.

(b)    In furtherance, and not in limitation, of this Section 7.05, in the event that Shares are evidenced by Certificates, the provisions of this Section 7.05(b) shall apply to any Transfer of Shares and the Corporation shall not recognize Transfers of Shares evidenced by a Certificate unless such Transfers are effected in the manner described in this Section 7.05. Upon surrender of a Certificate for registration of Transfer of any Shares evidenced by a Certificate to the Corporation, and subject to the provisions of this Section 7.05(b), any authorized officer (and, in the case of any Certificates evidencing shares of capital stock of the Corporation, any two authorized officers) of the Corporation shall execute and deliver, and the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number and type of Shares as was evidenced by the Certificate so surrendered. The Corporation shall not recognize any Transfer of Shares evidenced by Certificates until the Certificates evidencing such Shares are surrendered for registration of such Transfer. No charge shall be imposed by the Corporation for such Transfer; provided, that as a condition to the issuance of any new Certificate under this Section 7.05, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

(c)    Subject to (i) the foregoing provisions of this Section 7.05, (ii) Section 7.04, (iii) Section 7.06, (iv) with respect to any class or series of Shares, the provisions of any certificate of designations or amendment to this Certificate of Incorporation establishing such class or series, (v) any contractual provisions that are binding on any stockholder of the Corporation, and (vi) any provisions of Applicable Law, including the Securities Act, the stock of the Corporation shall be freely transferable. For the avoidance of doubt, the restrictions on the Transfer of Shares contained herein shall be in addition to restrictions on the Transfer of Shares applicable to a stockholder of the Corporation pursuant to the terms of any agreement entered into among the Corporation and such stockholder.

Section 7.06    Additional Restrictions on Transfers.

(a)    Except as provided in Section 7.06(b) below, but notwithstanding the other provisions of this Article VII, no Transfer of any Shares shall be made if such Transfer would (i) violate the then Applicable Law, including U.S. federal or state securities laws or rules and regulations of the SEC, any state securities commission or any other applicable securities laws of a Governmental Entity (including those outside the jurisdiction of the U.S.) with jurisdiction over such Transfer or have the effect of rendering unavailable any exemption under Applicable Law relied upon for a prior transfer of such Shares, (ii) terminate the existence or qualification of the Corporation under the laws of the jurisdiction of its incorporation, (iii) require the Corporation to be subject to the registration requirements of the Investment Company Act; or (iv) result in the Class C Stockholder becoming or being deemed to be a fiduciary with respect to any existing or contemplated stockholder of the Corporation pursuant to ERISA, the Code, any applicable Similar Law or otherwise. The restrictions on Transfer and ownership set forth in this Section 7.06(a) shall not apply to shares of Class C Common Stock, the Transfer of which shall be governed by Article X.

(b)    Nothing contained in this Article VII, or elsewhere in this Certificate of Incorporation or in the Bylaws, shall preclude the settlement of any transactions involving Shares entered into through the facilities of any National Securities Exchange on which such Shares are listed for trading.

(c)    By acceptance of the Transfer of any Share, and subject to compliance with this Article VII and Article X, as applicable, with respect to such Transfer, each transferee of a Share (including any nominee holder or an agent or representative acquiring such Shares for the account of another Person) shall be deemed to agree to be bound by the terms of this Certificate of Incorporation and the Bylaws, and shall become the record holder of the Shares so Transferred.

ARTICLE VIII

SALE, EXCHANGE OR OTHER DISPOSITION OF THE

CORPORATION’S ASSETS

Except as provided in Section 5.03 and Article IX, Article XXI and Article XXII, the Corporation may not sell, exchange or otherwise dispose of all or substantially all of the Corporate Group’s assets, taken as a whole, in a single transaction or a series of related transactions, without the approval of the Class C Stockholder (for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation) and the approval of the holders of a majority of the Voting Power of the Corporation; provided, however, that this Article VIII shall not preclude or limit the Corporation’s ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Corporate Group (including for the benefit of Persons other than the members of the Corporate Group, including Affiliates of the Class C Stockholder) and shall not apply to any forced sale of any or all of the assets of the Corporate Group pursuant to the foreclosure of, or other realization upon, any such encumbrance.

ARTICLE IX

MERGER

Section 9.01    Authority. The Corporation may merge or consolidate with one or more limited liability companies, corporations, statutory trusts, business trusts, associations, real estate investment trusts, common law trusts, or any other incorporated or unincorporated business or entity, including a partnership (whether general (including a limited liability partnership) or limited (including a limited liability limited partnership)), whether such entity is formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation (the “Merger Agreement”) in accordance with this Article IX and the DGCL.

Section 9.02    Class C Stockholder Approval. The merger or consolidation of the Corporation pursuant to this Article IX requires the prior approval of the Class C Stockholder for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation; provided, however, that to the fullest extent permitted by Applicable Law, the Class C Stockholder shall have no duty or obligation to approve any merger, consolidation or other business combination of the Corporation and, to the fullest extent permitted by Applicable Law, may decline to do so in its sole and absolute discretion and, in declining to approve a merger, consolidation or other business combination, shall not be required to act pursuant to any other standard imposed by this Certificate of Incorporation, any other agreement contemplated hereby or under the DGCL or any other Applicable Law.

Section 9.03    Other Stockholder Approval.

(a)    Except as provided in Section 9.03(d) and subject to Articles XXI and XXII and any certificate of designation relating to any series of Preferred Stock, the Board of Directors, upon its approval of the Merger Agreement and the approval of the Class C Stockholder when required by and as provided in Section 9.02, shall direct that the Merger Agreement be submitted to a vote of holders of Voting Stock whether at an annual meeting or a special meeting, in either case, in accordance with the requirements of Article XVII and the DGCL. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of meeting.

(b)    Except as provided in Section 9.03(d) and any certificate of designation relating to any series of Preferred Stock, the Merger Agreement shall be adopted and approved upon receiving the affirmative vote or consent of the holders of a majority of the Voting Power of the Corporation.

(c)    Except as provided in Section 9.03(d), after such approval by vote or consent of the holders of Voting Stock, and at any time prior to the filing of the certificate of merger or consolidation or similar certificate with the Secretary of State of the State of Delaware in conformity with the requirements of the DGCL, the merger, consolidation or other business combination may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

(d)    Notwithstanding anything otherwise to the contrary herein, the Corporation is permitted, with the prior vote or consent of the Board of Directors and the Class C Stockholder (for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation) and without any vote of holders of Class A Common Stock, Class B Common Stock or Preferred Stock, to merge the Corporation into, or convey all of the Corporation’s assets to, another limited liability entity, which shall be newly formed and shall have no assets, liabilities or operations at the time of such merger or conveyance other than those it receives from the Corporation if: (A) the Corporation has received an Opinion of Counsel that the merger or conveyance, as the case may be, would not result in the loss of the limited liability of any stockholder, (B) the sole purpose of such merger or conveyance is to effect a mere change in the legal form of the Corporation into another limited liability entity and (C) the governing instruments of the new entity provide the stockholders with substantially the same rights and obligations as are herein contained.

(e)    Except as expressly required by the DGCL, no stockholder is entitled to dissenters’ rights of appraisal in the event of a merger or consolidation pursuant to this Article IX, a sale of all or substantially all of the assets of the Corporation or the Corporation’s Subsidiaries, or any other similar transaction or event.

(f)    The Board of Directors, with the approval of the Class C Stockholder, so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, may cause the Corporation to sell, exchange or otherwise dispose of all or substantially all of its assets, in one transaction or a series of related transactions, or approve on behalf of the Corporation any such sale, exchange or other disposition, or mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Corporation, in each case, without the approval of any other stockholders to the extent permitted under Applicable Law.

(g)    Without the approval of the stockholders, except for the Class C Stockholder for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Board of Directors may, at any time, cause the Corporation to implement a reorganization whereby a Delaware statutory trust (the “ERISA Trust”) would hold all Outstanding shares of Class A Common Stock and the holder of each share of Class A Common Stock would receive, in exchange for such shares of Class A Common Stock, a common share of the ERISA Trust which would represent one undivided beneficial interest in the ERISA Trust, and each common share of the ERISA Trust would correspond to one underlying share of Class A Common Stock; provided, however, that the Board of Directors will not implement such a trust structure if, in its sole discretion, it determines that such reorganization would be taxable or otherwise alter the benefits or burdens of ownership of the Class A Common Stock. The Board of Directors and the Class C Stockholder will also be required to implement the reorganization in such a manner that the reorganization does not have a material effect on the voting or economic rights of the holders of Class A Common Stock, Class B Common Stock, Series A Preferred Stock or Series B Preferred Stock.

Section 9.04    Preferred Stock. Notwithstanding anything to the contrary, the provisions of Section 9.03 are not applicable to Preferred Stock or the holders of Preferred Stock. Holders of Preferred Stock shall have no voting, approval or consent rights under this Article IX. Voting, approval and consent rights of holders of Preferred Stock shall be solely as provided for and set forth in Articles XXI and XXII and any certificate of designation relating to any series of Preferred Stock.

ARTICLE X

CLASS C STOCKHOLDER

Section 10.01    Transfer Restrictions on Class C Stockholder.

(a)    The Class C Stockholder may only Transfer all and not a portion of its shares of Class C Common Stock to a permissible successor Class C Stockholder at any time by giving notice of such Transfer in writing or by electronic transmission to the Board of Directors. Any such Transfer shall take effect at the time specified therein. The acceptance of such Transfer by the Board of Directors shall not be necessary to make it effective. As used in this Section 10.01, a “permissible successor Class C Stockholder” shall only be any member of the Apollo Group, which successor Class C Stockholder shall, upon the effective time of the Transfer of the

Transferring Class C Stockholder, be subject to the terms and conditions set forth in this Certificate of Incorporation and the Bylaws and be deemed the “Class C Stockholder” for all purposes hereunder and thereunder. The Class C Stockholder may, at any time, by giving notice of such Transfer in writing or by electronic transmission to the Board of Directors, Transfer all and not a portion of its Class C Common Stock to the Corporation for no consideration other than ceasing to be the Class C Stockholder. The Corporation shall be required to accept and acquire the Class C Common Stock upon such notice given by the Class C Stockholder. Upon the effective time of such a Transfer of the Class C Common Stock to the Corporation, the Class C Common Stock shall automatically be retired. Following such retirement, the Class C Common Stock shall not be re-issued. In the event the Class C Stockholder Transfers its shares of Class C Common Stock to the Corporation and there is no remaining Class C Stockholder or the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, except as otherwise expressly provided in this Certificate of Incorporation, the Board of Directors shall exercise all of the rights and powers granted to the Class C Stockholder hereunder relating to the management and direction of the business and affairs of the Corporation (including, without limitation, under Section 10.02(h) and Section 10.02(i) of this Article X and Article XIII, Article XXI and Article XXII) to the fullest extent permitted by Applicable Law.

(b)    Any purported Transfer of shares of Class C Common Stock not made in accordance with this Article X shall be null and void and any shares of Class C Common Stock purportedly Transferred in violation of this Section 10.01 shall be automatically redeemed by the Corporation without consideration and, notwithstanding anything herein to the contrary, shall become treasury shares and may only be disposed of by the Corporation with the approval of the parties to the Agreement Among Principals granted in accordance with the terms thereof.

Section 10.02    Approval of Class C Stockholder. For so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Corporation shall not take, authorize, approve or ratify any of the following actions or any agreement or plan with respect thereto without the prior approval of the Class C Stockholder, which approval may be in the form of an action by written consent of the Class C Stockholder:

(a)    entry into a debt financing arrangement by the Corporation or any of its Subsidiaries, in one transaction or a series of related transactions, in an amount in excess of 10% of the then existing long-term indebtedness of the Corporation (other than the entry into of a debt financing arrangement between or among any of the Corporation and its wholly owned Subsidiaries);

(b)    the issuance by the Corporation or any of its Subsidiaries, in one transaction or a series of related transactions, of any securities of the Corporation that would (i) represent, after such issuance, or upon conversion, exchange or exercise, as the case may be, at least 5% on a fully diluted, as converted, exchanged or exercised basis, of any class of equity securities of the Corporation or any of its Subsidiaries or (ii) have designations, preferences, rights, priorities or powers that are more favorable than those of the Class A Common Stock of the Corporation; provided, that no such approval shall be required for issuance of (x) securities that are issuable upon conversion, exchange or exercise of any securities that were issued and Outstanding as of the effective date of this Certificate of Incorporation or (y) shares of Class B Common Stock contemplated by Section 5.04;

(c)    the adoption of a stockholder rights plan by the Corporation;

(d)    the amendment of this Certificate of Incorporation or the Bylaws;

(e)    the exchange or disposition of all or substantially all of the assets, taken as a whole, of the Corporation in a single transaction or a series of related transactions;

(f)    the merger, sale or other combination of the Corporation with or into any other Person;

(g)    the transfer, mortgage, pledge, hypothecation or grant of a security interest in all or substantially all of the assets of the Corporate Group Members taken as a whole;

(h)    the removal of an Executive Officer;

(i)    the liquidation or dissolution of the Corporation; and

(j)    any Extraordinary Transaction or the determination of the use of proceeds from any Extraordinary Transaction.

ARTICLE XI

AMENDMENT OF CERTIFICATE OF INCORPORATION

Section 11.01    Amendments to be Approved by the Class C Stockholder. Notwithstanding anything to the contrary set forth herein (other than Section 4.02 and Section 11.03), and except as otherwise expressly required by Applicable Law, for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Class C Stockholder shall have the sole right to vote on (i) any amendment to this Certificate of Incorporation proposed by the Board of Directors or (ii) any amendment to the Bylaws that:

(a)    is a change in the name of the Corporation, the registered agent of the Corporation or the registered office of the Corporation;

(b)    the Board of Directors has determined to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation;

(c)    the Board of Directors has determined (i) does not adversely affect the holders of Shares (other than the Class C Stockholder) as a whole (including any particular class or series of Shares as compared to other classes or series of Shares, treating the Class A Common Stock and the Class B Common Stock as a separate class for this purpose) in any material respect, (ii) to be necessary, desirable or appropriate to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any U.S. federal or state or non-U.S. agency or judicial authority or contained in any U.S. federal or state or non-U.S. statute (including the DGCL) or (B) facilitate the trading of the Shares (including the division or reclassification of any class or series of Shares into different classes or series to facilitate uniformity of tax consequences within such classes or series of Shares) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares are or will be listed, (iii) to be necessary or appropriate in connection with action taken pursuant to Section 4.03, or (iv) is required to effect the intent expressed in the Registration Statement or the intent of the provisions of this Certificate of Incorporation or is otherwise contemplated by this Certificate of Incorporation;

(d)    is a change in the fiscal year or taxable year of the Corporation and any other changes that the Board of Directors has determined to be necessary or appropriate as a result of a change in the fiscal year or taxable year of the Corporation including, if the Board of Directors has so determined, subject to Articles XXI and XXII and any certificate of designation relating to any series of Preferred Stock, the dates on which dividends are to be made by the Corporation;

(e)    the Board of Directors has determined is necessary or appropriate based on advice of counsel, to prevent the Corporation or the Class C Stockholder or its partners, officers, trustees, representatives or agents (as applicable) from having a material risk of being in any manner subjected to the provisions of the Investment Company Act, the U.S. Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the U.S. Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(f)    the Board of Directors has determined to be necessary, desirable or appropriate in connection with the creation, authorization or issuance of any class or series of stock of the Corporation or options, rights, warrants or appreciation rights relating to stock of the Corporation;

(g)    is expressly permitted in this Certificate of Incorporation to be voted on solely by the Class C Stockholder;

(h)    is effected, necessitated or contemplated by a Merger Agreement approved in accordance with Article IX;

(i)    the Board of Directors has determined to be necessary or appropriate to reflect and account for the formation by the Corporation of, or investment by the Corporation in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Corporation of activities permitted by the terms of Article III;

(j)    reflects a merger or conveyance pursuant to Section 9.03(d); or

(k)    is substantially similar to the foregoing provisions of this Section 11.01.

The Class C Stockholder shall have no duty or obligation to consent to any amendment to this Certificate of Incorporation and may decline to do so in its sole and absolute discretion, and in declining to consent to an amendment, to the fullest extent permitted by Applicable Law, shall not be required to act in good faith or pursuant to any other standard imposed by this Certificate of Incorporation, any other agreement contemplated hereby or under the DGCL or any other Applicable Law or at equity.

Section 11.02    Amendment Requirements.

(a)    Except as provided in Article IV, Section 11.01 and subsections (b) through (d) of this Section 11.02, any proposed amendment to this Certificate of Incorporation shall require the approval of the holders of a majority of the Voting Power of the Corporation and, for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the approval of the Class C Stockholder, unless a greater or different percentage is required under the DGCL or this Certificate of Incorporation. Each proposed amendment that requires the approval of the holders of a specified percentage of the Voting Power of the Corporation shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the Board of Directors shall seek the approval of the requisite percentage of the Voting Power of the Corporation by written consent, or call a meeting of the stockholders to consider and vote on such proposed amendment, in each case, in accordance with the provisions of this Certificate of Incorporation and the DGCL. The Corporation shall notify all Record Holders upon final adoption of any such proposed amendments.

(b)    Notwithstanding the provisions of Sections 11.01 and 11.02(a), no amendment to this Certificate of Incorporation or the Bylaws may (i) enlarge the obligations of any holder of Shares without his, her or its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 11.02(c), or (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to the Class C Stockholder or any of its Affiliates without the Class C Stockholder’s consent, which consent may be given or withheld in its sole discretion.

(c)    Except as provided in Sections 9.03 and 11.01 and Articles XXI and XXII, any amendment that would have a material adverse effect on the rights or preferences of any class of stock of the Corporation in relation to other classes of stock of the Corporation must be approved by the holders of not less than a majority in voting power of the Outstanding stock of the class affected.

(d)    Except as provided in Section 11.01, subsections (b) through (e) of this Section 11.02 shall only be amended with the approval of the stockholders holding at least 90% of the Voting Power of the Corporation.

(e)    Notwithstanding the provisions of Sections 11.01 and 11.02(a), no provision of this Certificate of Incorporation that requires the vote or consent of stockholders holding, or holders of, a percentage of the Voting Power of the Corporation (including the Voting Power in respect of Voting Stock owned by the Class C Stockholder and its Affiliates (other than the Corporation and its Subsidiaries)), required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the written consent or the affirmative vote of stockholders or holders of Voting Power of the Corporation whose aggregate Voting Power constitutes not less than the voting or consent requirement sought to be reduced.

(f)    Notwithstanding the provisions of Sections 11.01 and 11.02(a), no amendment to Section 4.03, Section 5.02, Section 5.03, Section 9.03, Section 11.02(b) Section 11.02(c), Section 11.02(d), or Section 11.02(e) of this Certificate of Incorporation that would have a disproportionate adverse effect on the Investors and their Affiliates may be effected without the consent in writing of the Investors or their Affiliates holding shares of Class A Common Stock as of the relevant Record Date.

Section 11.03    Preferred Stock. Notwithstanding anything to the contrary, the provisions of Section 11.02(b) through (e) are not applicable to any series of Preferred Stock or the holders of Preferred Stock. Holders of Preferred Stock shall have no voting, approval or consent rights under this Article XI. Voting, approval and consent rights of holders of Preferred Stock shall be solely as provided for and set forth in Articles XXI and XXII and any certificate of designation relating to any series of Preferred Stock.

ARTICLE XII

BYLAWS

Section 12.01    Amendments. In furtherance and not in limitation of the powers conferred by the DGCL, except as expressly provided in this Certificate of Incorporation or the Bylaws, the Board of Directors is expressly authorized to adopt, amend and repeal, in whole or in part, the Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or this Certificate of Incorporation. Notwithstanding the foregoing, any adoption, amendment or repeal of the Bylaws that amends, repeals or otherwise alters, or adopts a provision inconsistent with, any provisions of Sections 1.01 through 1.12, Sections 2.02 through 2.11, Sections 4.01 and 4.02, or Article VII of the Bylaws, or any definitions utilized therein, shall require the affirmative vote of the holders of a majority of the Voting Power of the Corporation unless the Class C Stockholder has the sole right to vote on any such amendment pursuant to Section 11.01 (or, if there is no Class C Stockholder or if the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, such amendment would otherwise fall in the scope of amendments contemplated by Section 11.01).

Section 12.02    Amendments to be Approved by the Class C Stockholder. In addition to any vote or consent required by this Certificate of Incorporation or the Bylaws or the DGCL, the amendment or repeal, in whole or in part, of any provision of the Bylaws, or the adoption of any provision inconsistent therewith, shall, for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, require the prior approval of the Class C Stockholder.

ARTICLE XIII

OFFICERS

Section 13.01    Appointment, Selection and Designation of Executive Officers. The officers of the Corporation shall include one or more Chief Executive Officers, Presidents, Chief Operating Officers, Chief Financial Officers, Chief Administrative Officers, Chief Compliance Officers and Senior Managing Directors (collectively, the “Executive Officers”), each of whom, for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, shall be appointed by the Class C Stockholder and shall hold office for such term as shall be determined by the Class C Stockholder or until his or her earlier death, resignation, retirement, disqualification or removal. In the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, the Executive Officers shall be selected and designated pursuant to the Bylaws. Any other officer of the Corporation shall be selected and designated pursuant to the Bylaws.

Section 13.02    Vacancies. For so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, any vacancies occurring in any office of any Executive Officer shall be filled by the Class C Stockholder in the same manner as such officers are appointed pursuant to Section 13.01. In the event that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, any vacancies occurring in any office of any Executive Officer shall be filled pursuant to the Bylaws. Any vacancies occurring in any other offices shall be filled pursuant to the Bylaws.

Section 13.03    Removal. An officer of the Corporation may be removed from office with or without cause at any time by the Board of Directors (and, in the case of any Executive Officer, only with the consent of the Class C Stockholder for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation).

ARTICLE XIV

OUTSIDE ACTIVITIES

Section 14.01    Outside Activities.

(a)    The Class C Stockholder, for so long as it owns Class C Common Stock, (i) agrees that its sole business will be (x) to act as the Class C Stockholder, (y) to act as a manager, managing member or general partner of any limited liability company or partnership of which the Corporation is, directly or indirectly, a member or partner, or any member of the Apollo Group, and (y) to undertake activities that are ancillary or related thereto, and (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as the Class C Stockholder and as a manager, managing member, or general partner of one or more Corporate Group Members or manager, managing member or general partner of one or more members of the Apollo Group; or (B) the acquiring, owning or disposing of debt or equity securities in any Corporate Group Member or member of the Apollo Group.

(b)    Except insofar as the Class C Stockholder is specifically restricted by Section 14.01(a) and except with respect to any corporate opportunity expressly offered to any Indemnified Person solely through their service to the Corporate Group, to the fullest extent permitted by the DGCL, each Indemnified Person shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Corporate Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of any Corporate Group Member, and none of the same shall constitute a violation of this Certificate of Incorporation or any duty otherwise existing at law, in equity or otherwise to any Corporate Group Member or any holder of Shares. Subject to the immediately preceding sentence, no Corporate Group Member or any holder of Shares shall have any rights by virtue of this Certificate of Incorporation, the DGCL or otherwise in any business ventures of any Indemnified Person, and the Corporation hereby waives and renounces any interest or expectancy therein.

Section 14.02    Approval and Waiver. Subject to the terms of Section 14.01, and subject to any agreement between the Class C Stockholder or the Corporation and any Indemnified Person, but otherwise notwithstanding anything to the contrary in this Certificate of Incorporation and to the fullest extent permitted by Applicable Law: (i) the engaging in competitive activities by any Indemnified Person (other than the Class C Stockholder) in accordance with the provisions of this Article XIV is hereby deemed approved by the Corporation and all holders of Shares; (ii) it shall be deemed not to be a breach of the Class C Stockholder’s or any other Indemnified Person’s duties or any other obligation of any type whatsoever of the Class C Stockholder or any other Indemnified Person for the Indemnified Person (other than the Class C Stockholder) to engage in such business interests and activities in preference to or to the exclusion of any Corporate Group Member, (iii) the Class C Stockholder and the other Indemnified Persons shall have no obligation hereunder or as a result of any duty otherwise existing at law, in equity or otherwise to present business opportunities to any Corporate Group Member and (iv) the Corporation hereby waives and renounces any interest or expectancy in such activities such that the doctrine of “corporate opportunity” or other analogous doctrine shall not apply to any such Indemnified Person.

Section 14.03    Acquisition of Stock. The Class C Stockholder may cause the Corporation or any other Corporate Group Member to purchase or otherwise acquire securities of the Corporation or options, rights, warrants or appreciation rights relating to stock of the Corporation. Affiliates of the Class C Stockholder may acquire stock or other securities of the Corporation or options, rights, warrants or appreciation rights relating to stock or other securities of the Corporation and, except as otherwise expressly provided in this Certificate of Incorporation or Applicable Law, shall be entitled to exercise all rights of a stockholder of the Corporation relating to such stock or a holder of such other securities or options, rights, warrants or appreciation rights relating to securities of the Corporation.

ARTICLE XV

BUSINESS COMBINATIONS

The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

ARTICLE XVI

INDEMNIFICATION, LIABILITY OF INDEMNITEES

Section 16.01    Indemnification.

(a)    To the fullest extent permitted by Applicable Law (including, if and to the extent applicable, Section 145 of the DGCL), but subject to the limitations expressly provided for in this Section 16.01, all Indemnified Persons shall be indemnified and held harmless by the Corporation from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnified Person whether arising from acts or omissions to act occurring before or after the date of this Certificate of Incorporation; provided, however, that the Indemnified Person shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnified Person is seeking indemnification pursuant to this Section 16.01, the Indemnified Person acted in bad faith or engaged in fraud or willful misconduct. Notwithstanding the preceding sentence, except as otherwise provided in Section 16.01(k), the Corporation shall be required to indemnify a Person described in such sentence in connection with any action, suit or proceeding (or part thereof) commenced by such Person only if the commencement of such action, suit or proceeding (or part thereof) by such Person was authorized by the Board of Directors.

(b)    To the fullest extent permitted by Applicable Law, expenses (including legal fees and expenses) incurred by an Indemnified Person in appearing at, participating in or defending any indemnifiable claim, demand, action, suit or proceeding pursuant to Section 16.01(a) shall, from time to time, be advanced by the Corporation prior to a final and non-appealable determination that the Indemnified Person is not entitled to be indemnified upon receipt by the Corporation of an undertaking by or on behalf of the Indemnified Person to repay such amount if it ultimately shall be determined that the Indemnified Person is not entitled to be indemnified pursuant to this Section 16.01. Notwithstanding the immediately preceding sentence, except as otherwise provided in Section 16.01(k), the Corporation shall be required to advance expenses to an Indemnified Person pursuant to the immediately preceding sentence in connection with any action, suit or proceeding (or part thereof) commenced by such Person only if the commencement of such action, suit or proceeding (or part thereof) by such Person was authorized by the Board of Directors in its sole discretion.

(c)    The indemnification provided by this Section 16.01 shall be in addition to any other rights to which an Indemnified Person may be entitled under this Certificate of Incorporation or any other agreement, pursuant to a vote of a majority of disinterested Directors with respect to such matter, as a matter of law, in equity or otherwise, both as to actions in the Indemnified Person’s capacity as an Indemnified Person and as to actions in any other capacity, and shall continue as to an Indemnified Person who has ceased to serve in such capacity.

(d)    The Corporation may purchase and maintain (or reimburse the Class C Stockholder or its Affiliates for the cost of) insurance, on behalf of the Class C Stockholder, its Affiliates, any other Indemnified Person and such other Persons as the Board of Directors shall determine in its sole discretion, against any liability that may be asserted against, or expense that may be incurred by, such Person in connection with the Corporation’s activities or any such Person’s activities on behalf of the Corporation, regardless of whether the Corporation would have the power to indemnify such Person against such liability under the provisions of this Certificate of Incorporation.

(e)    For purposes of this Section 16.01, (i) the Corporation shall be deemed to have requested an Indemnified Person to serve as a fiduciary of an employee benefit plan whenever the performance by it of its duties to the Corporation also imposes duties on, or otherwise involves services by, such Indemnified Person to the plan or participants or beneficiaries of the plan; (ii) excise taxes assessed on an Indemnified Person with respect to an employee benefit plan pursuant to Applicable Law shall constitute “fines” within the meaning of Section 16.01(a); and (iii) any action taken or omitted by an Indemnified Person with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the best interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in the best interests of the Corporation.

(f)    Any indemnification pursuant to this Section 16.01 shall be made only out of the assets of the Corporation. In no event may an Indemnified Person subject any holders of Shares to personal liability by reason of the indemnification provisions set forth in this Certificate of Incorporation.

(g)    To the fullest extent permitted by Applicable Law, an Indemnified Person shall not be denied indemnification in whole or in part under this Section 16.01 because the Indemnified Person had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Certificate of Incorporation.

(h)    The provisions of this Section 16.01 are for the benefit of the Indemnified Persons and their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i)    To the fullest extent permitted by Applicable Law, the Class C Stockholder and each Director and officer shall, in the performance of his, her or its duties, be fully protected in relying in good faith upon the records of the Corporation and on such information, opinions, reports or statements presented to the Corporation by any of the officers, directors or employees of the Corporation or any other Corporate Group Member, or committees of the Board of Directors, or by any other Person (including legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it) as to matters the Directors, officers or the Class C Stockholder, as the case may be, reasonably believes are within such other Person’s professional or expert competence.

(j)    No amendment, modification or repeal of this Section 16.01 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnified Person to be indemnified by the Corporation, nor the obligations of the Corporation to indemnify any such Indemnified Person under and in accordance with the provisions of this Section 16.01 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or-in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(k)    If a claim for indemnification (following the final disposition of the action, suit or proceeding for which indemnification is being sought) or advancement of expenses under this Section 16.01 is not paid in full within thirty (30) days after a written claim therefor by any Indemnified Person has been received by the Corporation, such Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim, including reasonable attorneys’ fees, to the fullest extent permitted by Applicable Law.

(l)    This Section 16.01 shall not limit the right of the Corporation, to the extent and in the manner permitted by Applicable Law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, Persons other than Indemnified Persons.

Section 16.02    Liability of Indemnitees.

(a)    Notwithstanding anything otherwise to the contrary herein (but without limitation of any other provision of this Certificate of Incorporation providing for the limitation or elimination of liability of any Person), to the extent and in the manner permitted by the DGCL, no Indemnified Person shall be liable to the Corporation, the stockholders of the Corporation, in their capacity as such, or any other Persons who have acquired interests in the securities of the Corporation, for any losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising as a result of any act or omission of an Indemnified Person, or for any breach of contract (including a violation of this Certificate of Incorporation) or any breach of duties (including breach of fiduciary duties) whether arising hereunder, at law, in equity or otherwise, unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnified Person acted in bad faith or engaged in fraud or willful misconduct.

(b)    Any amendment, modification or repeal of this Section 16.02 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnified Persons under this Section 16.02 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted, and provided such Person became an Indemnified Person hereunder prior to such amendment, modification or repeal.

(c)    A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 16.03    Other Matters Concerning the Class C Stockholder.

(a)    To the fullest extent permitted by Applicable Law, the holders of Shares expressly acknowledge that the Class C Stockholder is under no obligation to consider the separate interests of the other holders of Shares (including, without limitation, the tax consequences to such holders) in deciding whether to cause the Corporation to take (or decline to take) any actions, and that, to the fullest extent permitted by Applicable Law, the Class C Stockholder shall not be liable to the other holders of Shares for monetary damages for losses sustained, liabilities incurred or benefits not derived by such holders in connection with such decisions.

(b)    To the fullest extent permitted by Applicable Law, the Class C Stockholder shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers or any duly appointed attorney or attorneys-in-fact, and the Class C Stockholder shall not be responsible for the misconduct or negligence on the part of any such officer or attorney appointed by the Class C Stockholder in good faith. Subject to the immediately preceding sentence, each such attorney shall, to the extent provided by the Class C Stockholder, have full power and authority to do and perform each and every act and duty that is permitted or required to be done by the Class C Stockholder hereunder.

(c)    To the fullest extent permitted by Applicable Law, the Class C Stockholder may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(d)    The Class C Stockholder shall be reimbursed on a monthly basis, or such other reasonable basis as the Class C Stockholder may determine, in its sole discretion, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Corporate Group (including salary, bonus, incentive compensation and other amounts paid to any Person including Affiliates of the Class C Stockholder to perform services for the Corporate Group or for the Class C Stockholder in the discharge of its duties to the Corporate Group), and (ii) all other expenses allocable to the Corporate Group or otherwise incurred by the Class C Stockholder in connection with operating the Corporate Group’s business (including expenses allocated to the Class C Stockholder by its Affiliates). The Class C Stockholder in its sole discretion shall determine the expenses that are allocable to the Corporate Group. Reimbursements pursuant to this Section 16.03(d) shall be in addition to any reimbursement to the Class C Stockholder as a result of indemnification pursuant to Section 16.01.

ARTICLE XVII

MEETINGS OF STOCKHOLDERS; ACTION WITHOUT A MEETING

Section 17.01    Special Meetings. Except as otherwise required by Applicable Law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by (i) the Board of Directors, (ii) the Class C Stockholder, (iii) if at any time stockholders of the Corporation other than the Class C Stockholder are entitled under applicable law or this Certificate of Incorporation to vote on the specific matters proposed to be brought before a special meeting, the holders of a majority of the Voting Power of the Corporation, or (iv) as otherwise provided in Article XXI and Article XXII. Stockholders of the Corporation shall call a special meeting by delivering to the Board of Directors one or more requests in writing stating that the signing stockholders wish to call a special meeting and indicating the general or specific purposes for which the special meeting is to be called. Within 60 days after receipt of such a call from stockholders or within such greater time as may be reasonably necessary for the Corporation to comply with any statutes, rules, regulations, listing, agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, notice of such meeting shall be given in accordance with the DGCL. Except as otherwise required by Applicable Law, a special meeting shall be held at a time and place determined by the Board of Directors in its sole discretion on a date not less than 10 days nor more than 60 days after the mailing of notice of the meeting.

Section 17.02    Notice of Meetings of Stockholders. Notice, stating the place, day and hour of any annual or special meeting of the stockholders, as determined by the Board of Directors and, (i) in the case of a special meeting of the stockholders of the Corporation, the purpose or purposes for which the meeting is called or (ii) in the case of an annual meeting, those matters that the Board of Directors or, for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Class C Stockholder, at the time of giving notice, intends to present for action by the stockholders of the Corporation, shall, except as otherwise required by Applicable Law, be delivered by the Corporation not less than 10 calendar days nor more than 60 calendar days before the date of the meeting, to each Record Holder who is entitled to vote at such meeting as of the Record Date for determining the stockholders entitled to notice of the meeting. Such further notice shall be given as may be required by the DGCL. Any previously scheduled meeting of the stockholders of the Corporation may be postponed, and any special meeting of the stockholders of the Corporation may be canceled, by written notice of the Board of Directors prior to the date previously scheduled for such meeting of the stockholders.

Section 17.03    Adjournment. Any meeting of the stockholders of the Corporation may be adjourned from time to time by the chairman of the meeting to another place or time, without regard to the presence of a quorum. In the absence of a quorum, any meeting of stockholders of the Corporation may be adjourned from time to time by the affirmative vote of stockholders holding at least a majority of the voting power of the Outstanding stock of the Corporation entitled to vote at such meeting represented either in person or by proxy, but no other business may be transacted, except as provided in this Article XVII. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. Notwithstanding the foregoing, if the adjournment is for more than 30 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XVII and the DGCL.

Section 17.04    Quorum. At any meeting of stockholders of the Corporation, the holders of a majority of the voting power of the Outstanding stock of the class or classes or series for which a meeting has been called, represented in person or by proxy, shall constitute a quorum of such class or classes or series unless any such action by the stockholders requires approval by holders of a greater percentage of voting power of such stock, in which case the quorum shall be such greater percentage. The submission of matters to stockholders of the Corporation for approval shall occur only at a meeting of stockholders of the Corporation duly called and held in accordance with this Certificate of Incorporation and the Bylaws at which a quorum is present; provided, however, that the stockholders of the Corporation present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of shares specified in this Certificate of Incorporation or the DGCL.

Section 17.05    Required Vote for Stockholder Action. When a quorum is present at any meeting, all matters properly submitted to stockholders of the Corporation for approval (other than the election of directors)

shall be determined by the holders of a majority of the voting power of the Outstanding stock of the Corporation which are present in person or by proxy at such meeting and entitled to vote thereon (unless a greater percentage is required with respect to such matter under the DGCL, under the rules of any National Securities Exchange on which the Shares are listed for trading, or under the provisions of this Certificate of Incorporation, in which case the approval of stockholders of the Corporation holding Outstanding shares of stock of the Corporation that in the aggregate represent at least such greater percentage of voting power shall be required) and such determination shall be deemed to constitute the act of all the stockholders of the Corporation.

Section 17.06    Record Date. For purposes of determining the stockholders of the Corporation entitled to notice of or to vote at a meeting of the stockholders of the Corporation, the Board of Directors may set a Record Date, which shall not be less than 10 nor more than 60 days before the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern, subject to the requirements of the DGCL). For purposes of determining the stockholders of the Corporation entitled to consent to corporate action in writing without a meeting, the Board of Directors may set a Record Date, which date shall not be more than 10 days after the date upon which the resolutions of the Board of Directors fixing the Record Date is adopted. If no Record Date is fixed by the Board of Directors, then (i) the Record Date for determining stockholders of the Corporation entitled to notice of or to vote at a meeting of stockholders of the Corporation shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the Record Date for determining the stockholders of the Corporation entitled to consent to corporate action in writing without a meeting shall be (x) when no prior action by the Board of Directors is required by the DGCL, the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with the DGCL, or (y) when prior action by the Board of Directors is required by the DGCL, the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. A determination of stockholders of the Corporation of record entitled to notice of or to vote at a meeting of stockholders of the Corporation shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new Record Date for the adjourned meeting.

Section 17.07    Voting and Other Rights. Only those Record Holders of Outstanding shares of stock of the Corporation on the Record Date set pursuant to Section 17.06 shall be entitled to notice of, and to vote at, a meeting of stockholders of the Corporation or to act with respect to matters as to which the holders of the Outstanding shares of stock of the Corporation have the right to vote or to act. All references in this Certificate of Incorporation or the Bylaws to votes of, or other acts that may be taken by, the holders of Outstanding shares of stock of the Corporation shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding shares of stock of the Corporation on such Record Date.

Section 17.08    Proxies and Voting.

(a)    Subject to the requirements of the DGCL, on any matter that is to be voted on by stockholders of the Corporation, the stockholders may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by Applicable Law. Any such proxy shall be filed in accordance with the procedure established for the meeting. For purposes of this Certificate of Incorporation and the Bylaws, the term “electronic transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(b)    The Board of Directors may, and to the extent required by Applicable Law, shall, in advance of any meeting of stockholders of the Corporation, appoint one or more inspectors to act at the meeting and make a written report thereof. The Board of Directors may designate one or more alternate inspectors to replace any inspector who fails to act.

Section 17.09    Conduct of a Meeting. To the fullest extent permitted by Applicable Law, the Board of Directors shall have full power and authority concerning the manner of conducting any meeting of the stockholders of the Corporation, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article XVII, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Board of Directors shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Corporation maintained by the Corporation. The Board of Directors may make such other regulations consistent with Applicable Law and this Certificate of Incorporation and the Bylaws as it may deem advisable concerning the conduct of any meeting of the stockholders of the Corporation, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies and other evidence of the right to vote.

Section 17.10    Action Without a Meeting. Except as otherwise provided in this Certificate of Incorporation, including any certificate of designation relating to any series of Preferred Stock, any action required or permitted to be taken by the stockholders (other than the Class C Stockholder) may only be taken at a meeting of stockholders and may not be taken by written consent. Notwithstanding the foregoing, if consented to by the Class C Stockholder (or, if there is no Class C Stockholder or if the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Board of Directors), any action that may be taken at a meeting of the stockholders entitled to vote may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the stockholders of the Corporation holding not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all stockholders of the Corporation entitled to vote thereon were present and voted and are delivered in the manner contemplated by Section 228 of the DGCL. Prompt notice of the taking of action without a meeting shall be given to the stockholders of the Corporation entitled thereto pursuant to the DGCL.

ARTICLE XVIII

BOOKS, RECORDS, ACCOUNTING

Section 18.01    Records and Accounting. The Corporation shall keep or cause to be kept at the principal office of the Corporation appropriate books and records with respect to the Corporation’s business, including all books and records necessary to provide the holders of Shares any information required to be provided pursuant to this Certificate of Incorporation. Any books and records maintained by or on behalf of the Corporation in the regular course of its business, including the record of the Record Holders of stock of the Corporation, books of account and records of Corporation proceedings, may be kept on, or by means of, or be in the form of, any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided, that the records so kept can be converted into clearly legible paper form within a reasonable time. The books of the Corporation shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. generally accepted accounting principles.

Section 18.02    Fiscal Year. The fiscal year for tax and financial reporting purposes of the Corporation shall be a calendar year ending December 31 unless otherwise required by the Code or permitted by Applicable Law.

Section 18.03    Reports.

(a)    As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Corporation, the Corporation shall cause to be mailed or made available to each Record Holder of a share of stock of the Corporation, as of a date selected by the Board of Directors in its sole discretion, an annual report containing financial statements of the Corporation for such fiscal year of the Corporation, presented in accordance with U.S. generally accepted accounting principles, including a balance sheet and statements of operations, equity and cash flows, such statements to be audited by a registered public accounting firm selected by the Board of Directors.

(b)    As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each fiscal year, the Corporation shall make available to each Record Holder of a share of stock of the Corporation, as of a date selected by the Board of Directors in its sole discretion, a report containing unaudited financial statements of the Corporation and such other information as may be required by Applicable Law or any National Securities Exchange on which Shares are listed for trading, or as the Board of Directors determines to be necessary or appropriate.

(c)    The Corporation shall be deemed to have made a report available to each Record Holder as required by this Section 18.03 if it has either (i) filed such report with the SEC via its Electronic Data Gathering, Analysis and Retrieval system and such report is publicly available on such system or (ii) made such report available on any publicly available website maintained by the Corporation.

ARTICLE XIX

NOTICE

Section 19.01    Notice.

(a)    Any notice, demand, request, report or proxy materials required or permitted to be given or made to a holder of Shares pursuant to this Certificate of Incorporation shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the holder at the address described below.

(b)    Except as otherwise provided by law, any notice, payment or report to be given or made to a holder of Shares hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Shares at his or her address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Corporation, regardless of any claim of any Person who may have an interest in such Shares by reason of any assignment or otherwise.

(c)    Notwithstanding the foregoing, if (i) Applicable Law shall permit the Corporation to give notices, demands, requests, reports or proxy materials to a stockholder via electronic mail or by the Internet or (ii) the rules of the SEC shall permit any report or proxy materials to be delivered electronically or made available via the Internet, any such notice, demand, request, report or proxy materials shall be deemed given or made in accordance with Section 232 of the DGCL, as applicable, or otherwise when delivered or made available via such mode of delivery.

(d)    An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 19.01 executed by the Corporation, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. Any notice to the Corporation shall be deemed given if received by the Secretary at the principal office of the Corporation. To the fullest extent permitted by the DGCL, the Corporation may rely and shall be protected in relying on any notice or other document from a holder of Shares or other Person if believed by it to be genuine.

ARTICLE XX

DEFINITIONS

Section 20.01    Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Certificate of Incorporation:

“Affiliate” of any Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person. Except as expressly stated otherwise in this Certificate of Incorporation, the term “Affiliate” with respect to the Corporation does not include at any time any Fund or Portfolio Company.

“Aggregate BRH Director Committee Voting Power” has the meaning assigned to such term in Section 6.08(b).

“Aggregate BRH Director Voting Power” has the meaning assigned to such term in Section 6.07(b).

“Aggregate Class B Liquidation Amount” means $1,000.

“Aggregate Class B Vote” has the meaning set forth in Section 5.01(c).

“Aggregate Class C Liquidation Amount” means $1,000.

“Agreement Among Principals” means the Agreement Among Principals, dated as of July 13, 2007, among LB, Marc J. Rowan, Joshua J. Harris, Black Family Partners, L.P., MJR Foundation LLC, AP Professional Holdings, L.P., and BRH Holdings, L.P., as it may be amended, supplemented or restated from time to time.

“Apollo Credit Group” means the Corporation, the members of the Apollo Operating Group and any other entity that, as of the relevant time, is a guarantor to any series of Apollo Senior Notes, and their direct and indirect subsidiaries (to the extent of their economic ownership interest in such subsidiaries) taken as a whole.

“Apollo Employer” means the Corporation (or such successor thereto or such other entity controlled by the Corporation or its successor as may be such Person’s employer at such time, but does not include any Portfolio Companies).

“Apollo Group” means (i) the Class C Stockholder and its Affiliates, including their respective general partners, members and limited partners, (ii) Holdings and its Affiliates, including their respective general partners, members and limited partners, (iii) with respect to each Principal, such Principal and such Principal’s Group, (iv) any former or current investment professional of or other employee of an Apollo Employer or the Apollo Operating Group (or such other entity controlled by a member of the Apollo Operating Group) and any member of such Person’s Group, (v) any former or current executive officer of an Apollo Employer or the Apollo Operating Group (or such other entity controlled by a member of the Apollo Operating Group) and any member of such Person’s Group; and (vi) any former or current director of an Apollo Employer or the Apollo Operating Group (or such other entity controlled by a member of the Apollo Operating Group) and any member of such Person’s Group.

“Apollo Operating Group” means (i) Apollo Management Holdings, L.P., a Delaware limited partnership, Apollo Principal Holdings I, L.P., a Delaware limited partnership, Apollo Principal Holdings II, L.P., a Delaware limited partnership, Apollo Principal Holdings III, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IV, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings V, L.P., a Delaware limited partnership, Apollo Principal Holdings VI, L.P., a Delaware limited partnership, Apollo Principal Holdings VII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VIII,

L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IX, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings X, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings XI, LLC, an Anguilla limited liability company, Apollo Principal Holdings XII, L.P., a Cayman Islands exempted limited partnership, AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership, and any successors thereto or other entities formed to serve as holding vehicles for the carry vehicles, management companies or other entities formed by the Corporation or its Subsidiaries to engage in the asset management business (including alternative asset management) and (ii) any such carry vehicles, management companies or other entities formed by the Corporation or its Affiliates to engage in the asset management business (including alternative asset management) and receiving management fees, incentive fees, fees paid by Portfolio Companies, carry or other remuneration which are not Subsidiaries of the Persons described in clause (i), excluding any Funds and any Portfolio Companies.

“Apollo Senior Notes” means (i) the 4.000% Senior Notes due 2024 issued by Apollo Management Holdings, L.P., (ii) the 4.400% Senior Notes due 2026 issued by Apollo Management Holdings, L.P., (iii) the 4.872% Senior Notes due 2029 issued by Apollo Management Holdings, L.P., (iv) the 5.000% Senior Notes due 2048 issued by Apollo Management Holdings, L.P. or (v) any similar series of senior unsecured debt securities, in each case, guaranteed by the members of the Apollo Operating Group.

“Applicable Law” means, with respect to any Person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any Governmental Entity applicable to such Person.

“Assets” means all assets, whether, tangible or intangible and whether real, personal or mixed, at any time owned by the Corporation, including cash and investments acquired by the Former Manager for the account of the Company in the course of carrying on the activities of the Company, including the lending of money or the purchasing of shares, bonds, debentures, notes, warrants, options or other securities, instruments, rights or any other assets of the Corporation (whether convertible or exchangeable or not).

“Audit Committee” means a committee of the Board of Directors designated as such in accordance with Section 6.08 hereof, and composed entirely of one or more Independent Directors.

“Below Investment Grade Rating Event” means (x) the rating on any series of the Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding or no Apollo Senior Notes are then rated by the applicable Rating Agency, the Corporation’s long-term issuer rating by such Rating Agency) is lowered by either of the Rating Agencies in respect of a Change of Control and (y) any series of the Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding or no Apollo Senior Notes are then rated by the applicable Rating Agency, the Corporation’s long-term issuer rating by such Rating Agency) is rated below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended until the ratings are announced if during such 60-day period the rating of any series of the Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding or no Apollo Senior Notes are then rated by the applicable Rating Agency, the Corporation’s long-term issuer rating by such Rating Agency) is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided, that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Corporation in writing at the Corporation’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Corporation shall request the Rating Agencies to make such confirmation in connection with any Change of Control.

“Beneficial Owner” means with respect to a Share, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (A) voting power, which includes the power to vote, or to direct the voting of, such Share and/or (b) investment power, which includes the power to dispose, or to direct the disposition of, such Share. The terms “Beneficially Own” and “Beneficial Ownership” have correlative meanings.

“Board of Directors” means the Board of Directors of the Corporation.

“BRH” means BRH Holdings, L.P., a Cayman Islands exempted limited partnership.

“BRH Directors” and “BRH Directorships” have the meanings set forth in Section 6.09(c).

“BRH Holdings” means BRH Holdings GP, Ltd, a Cayman Islands exempted company.

“BRH Holdings Cessation Date” has the meaning set forth in Section 5.04.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Bylaws” means the bylaws of the Corporation as in effect from time to time.

“Cause” means (i) a final, non-appealable conviction of or plea of nolo contendere to a felony prohibiting such Principal from continuing to provide services as an investment professional to the Corporation due to legal restriction or physical confinement; or (ii) ceasing to be eligible to continue performing services as an investment professional on behalf of the Corporation or any of its material Subsidiaries, in each case, pursuant to a final, non-appealable legal restriction (such as a final, non-appealable injunction, but expressly excluding a preliminary injunction or other provisional restriction).

“Certificate” means a certificate issued in global form in accordance with the rules and regulations of the Depository Trust Company or in such other form as may be adopted by the Corporation, issued by the Corporation evidencing ownership of one or more shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock or Series B Preferred Stock or a certificate, in such form as may be adopted by the Corporation, issued by the Corporation evidencing ownership of one or more other securities of the Corporation.

“Change of Control” means the occurrence of the following:

(i)    the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties and assets of the Apollo Credit Group to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act, or any successor provision), other than to a Continuing Apollo Person; or

(ii)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act or any successor provision), other than a Continuing Apollo Person, becomes (i) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act or any successor provision) of a majority of the controlling interests in (A) the Corporation or (B) one or more entities that, as of the relevant time, is a guarantor to any series of Apollo Senior Notes comprising all or substantially all of the assets of the Apollo Credit Group and (ii) entitled to receive a Majority Economic Interest in connection with such transaction.

“Change of Control Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Charitable Institution” means an organization described in Section 501(c)(3) of the Code (or any corresponding provision of a future United State Internal Revenue law) which is exempt from income taxation under Section 501(a) thereof.

“Class A Common Shares” means the Class A Common Shares of the Company (including any non-voting Class A Common Shares held by an Investor or its Affiliates) representing limited liability company interests in the Company, having such rights associated with such Class A Common Shares as set forth in the LLC Agreement and any equity securities issued or issuable in exchange for or with respect to such Class A Common Shares (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

“Class A Common Stock” has the meaning assigned to such term in Section 4.01(a)(i).

“Class B Common Shares” means the Class B Common Shares of the Company representing limited liability company interests in the Company, having such rights associated with such Class B Common Shares as set forth in the LLC Agreement and any equity securities issued or issuable in exchange for or with respect to such Class B Common Shares (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

“Class B Common Stock” has the meaning assigned to such term in Section 4.01(a)(ii).

“Class C Common Stock” has the meaning assigned to such term in Section 4.01(a)(iii).

“Class C Stockholder” means AGM Management, LLC or any permitted successor that owns the Class C Common Stock at the applicable time, in its capacity as a stockholder of the Corporation (other than, for the avoidance of doubt, the Corporation).

“Code” means the Internal Revenue Code of 1986, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“Common Stock” has the meaning assigned to such term in Section 4.01(a)(iii).

“Company” has the meaning assigned to such term in Article III.

“Conflicts Committee” means a committee of the Board of Directors designated as such in accordance with Section 6.08 hereof, and composed entirely of one or more Independent Directors.

“Continuing Apollo Person” means, immediately prior to and immediately following any relevant date of determination, (a) an individual who is a managing partner, executive or other employee of the Corporation and/or its subsidiaries who, as of any date of determination each has devoted substantially all of his or her business and professional time to the activities of the members of the Apollo Credit Group and/or their subsidiaries during the 12 month period immediately preceding such date, (b) any Person in which any one or more of such individuals directly or indirectly, singly or as a group, holds a majority of the controlling interests, (c) any Person that is a family member of such individual or individuals or (d) any trust, foundation or other estate planning vehicle for which such individual acts as a trustee or beneficiary (any Person referred to in clause (b), (c) or (d) is referred to as a “Related Party”). Notwithstanding the foregoing, each of the Class C Stockholder and the managing partners of the Corporation’s subsidiaries as of the date hereof and any Related Party of the Class C Stockholder and such managing partners shall be deemed to be a Continuing Apollo Person.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contrast or otherwise, and “controlling” and “controlled” shall have meanings correlative thereto.

“Conversion” has the meaning assigned to such term in Article III.

“Corporate Group” means the Corporation and each Subsidiary of the Corporation.

“Corporate Group Member” means a member of the Corporate Group.

“Corporation” has the meaning assigned to such term in Article I, including any successor entity thereto.

“Derivative Decisions” has the meaning assigned to such term in Section 6.07(b).

“DGCL” means the General Corporation Law of the State of Delaware, as amended, supplemented or restated from time to time, and any successor to such statutes.

“Director” means a member of the Board of Directors.

“Disability” shall refer to any physical or mental incapacity which prevents a Principal from carrying out all or substantially all of his duties under his employment agreement with the Apollo Employer in such capacity for any period of one hundred eighty (180) consecutive days or any aggregate period of eight (8) months in any 12-month period, as determined, in its sole discretion, by a majority of the members of the Board of Directors, including a majority of the continuing Principals who are members of the Board of Directors (but for the sake of clarity not including the Principal in respect of which the determination is being made).

“Dissolution Event” means an event giving rise to the dissolution of the Corporation.

“Dividend Payment Date” means March 15, June 15, September 15 and December 15 of each year, commencing (a) with respect to the Series A Preferred Stock, on June 15, 2017 and (b) with respect to the Series B Preferred Stock, on June 15, 2018.

“Dividend Period” means the period from and including a Dividend Payment Date to, but excluding, the next Dividend Payment Date, except that (a) the initial Dividend Period with respect to the Series A Preferred Stock commenced on and included March 7, 2017 and (b) the initial Dividend Period with respect to the Series B Preferred Stock commenced on and included March 19, 2018.

“Effective Time” means 12:01 a.m. (Eastern Time) on                          , 2019.

“ERISA” means the U.S. Employee Retirement Income Security Law of 1974, as amended, and rules and regulations promulgated thereunder.

“ERISA Trust” has the meaning set forth in Section 9.03(g).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Fifth Amended and Restated Exchange Agreement, dated as of April 28, 2017, by and among the Company, each member of the Apollo Operating Group, Intermediate Holdings (as defined therein) and the other parties thereto.

“Executive Committee” has the meaning assigned to such term in Section 6.09(a).

“Executive Officers” has the meaning assigned to such term in Section 13.01.

“Extraordinary Transaction” means (i) a sale or other disposition of the Apollo Operating Group and/or its Subsidiaries or any portion thereof, through a merger, recapitalization, stock sale, asset sale or otherwise, to an unaffiliated third party, or (ii) a borrowing to finance a direct or indirect distribution to BRH; provided, however, that (x) Non-Pro Rata Exchanges and Pro Rata Exchanges (as such terms are defined in the Agreement Among Principals) in which each seller has the option not to sell, (y) transfers by a Principal or a member of his Group (as defined in the Agreement Among Principals) to another member of such Principal’s Group (as defined in the Agreement Among Principals) and (z) the issuance of bona fide equity incentives to any employee (other than the Principals) of the Corporation, the Apollo Operating Group or their respective Subsidiaries shall not constitute an Extraordinary Transaction.

“Fitch” means Fitch Ratings Inc. or any successor thereto.

“Former Manager” means AGM Management, LLC in its capacity as the former manager of the Company.

“Fund” means any pooled investment vehicle or similar entity sponsored or managed, directly or indirectly, by the Corporation or any of its Subsidiaries.

“Governmental Entity” means any Federal, state, county, city, local or foreign governmental, administrative or regulatory authority, commission, committee, agency or body (including any court, tribunal or arbitral body).

“Group” has the meaning set forth in Section 13(d) of the Exchange Act as in effect on the date of this Agreement (except for purposes of the definition of “Extraordinary Transaction”).

“Holdings” means AP Professional Holdings, L.P., a Cayman Islands exempted limited partnership.

“Indemnified Person” means, to the fullest extent permitted by Applicable Law: (a) the Former Manager, (b) the Class C Stockholder; (c) any Affiliate of the Former Manager or the Class C Stockholder; (d) any member, partner, Tax Matters Partner, Partnership Representative, officer, director, employee, agent, fiduciary or trustee of any Corporate Group Member, the Former Manager, the Class C Stockholder or any of their respective Affiliates; (e) any Person who is or was serving at the request of the Former Manager or the Class C Stockholder or any of their respective Affiliates as an officer, director, employee, member, partner, Tax Matters Partner, Partnership Representative, agent, fiduciary or trustee of another Person; provided, that a Person shall not be an Indemnified Person by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services; and (f) any Person that the Board of Directors in its sole discretion designates as an “Indemnified Person” as permitted by applicable law.

“Independent Director” means a Director who meets the then current independence standards required of audit committee members established by the Exchange Act and the rules and regulations of the SEC thereunder and by each National Securities Exchange on which Shares are listed for trading

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended, modified, supplemented or restated from time to time.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate a series of the Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding, ceases to assign a long-term issuer rating to the Corporation) for reasons outside of the Corporation’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Corporation as a replacement Rating Agency).

“Investor” means, each of the APOC Holdings, Ltd., a Cayman Islands exempted company, and California Public Employees’ Retirement System, a unit of the State and Consumer Services Agency of the State of California.

“Junior Stock” means Class A Common Stock and any other equity securities that the Corporation may issue in the future ranking, as to the payment of dividends, junior to the Series A Preferred Stock and the Series B Preferred Stock.

“LB” means Leon D. Black.

“Liquidation Preference” means, in respect of any shares of Preferred Stock, the “Liquidation Preference” per share of Preferred Stock specified for such series of Preferred Stock.

“LLC Agreement” means that certain Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of March 19, 2018.

“Majority Economic Interest” means any right or entitlement to receive more than 50% of the equity distributions or partner allocations (whether such right or entitlement results from the ownership of partner or other equity interests, securities, instruments or agreements of any kind) made to all holders of partner or other equity interests in the Apollo Credit Group (other than entities within the Apollo Credit Group).

“Merger Agreement” has the meaning assigned to such term in Section 9.01.

“National Securities Exchange” means an exchange registered with the SEC under Section 6(a) of the Exchange Act or any other exchange (domestic or foreign, and whether or not so registered) designated by the Board of Directors as a National Securities Exchange.

“Non-BRH Directors” has the meaning assigned to such term in Section 6.07(b).

“Nonpayment” has the meaning set forth in Section 21.06(a).

“Operating Group Units” refers to units in the Apollo Operating Group, each of which represent one limited partnership or limited liability company interest, as applicable, in each of the limited partnerships or limited liability companies, as applicable, that comprise the Apollo Operating Group and any other securities issued or issuable in exchange for or with respect to such Operating Group Units (i) by way of a dividend, split or combination of shares or (ii) in connection with a reclassification, recapitalization, merger, consolidation or other reorganization; provided, however, that Operating Group Units shall not include any preferred units. All calculations in respect of the Operating Group Units shall assume that all Operating Group Units shall have vested fully as of the date of determination.

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to the Corporation or any of its Affiliates) acceptable to the Board of Directors.

“Outstanding” means, with respect to securities of the Corporation as of any date of determination, all securities of the Corporation that are issued by the Corporation and reflected as outstanding on the Corporation’s books and records as of the date of determination; provided, however, that if at any time any Person or Group (other than any member of the Apollo Group) Beneficially Owns 20% or more of any class of Outstanding Shares (other than the Class C Common Stock), all Shares (other than the Class C Common Stock) owned by such Person or Group shall not be entitled to be voted on any matter and shall not be considered to be Outstanding when sending notices of a meeting of stockholders of the Corporation to vote on any matter (unless otherwise required by Applicable Law), calculating required votes, determining the presence of a quorum or for other similar purposes under this Certificate of Incorporation or the Bylaws; provided, further, that the foregoing limitation shall not apply: (i) to any Person or Group who acquired 20% or more of any Outstanding Shares of any class then Outstanding directly from any member of the Apollo Group; (ii) to any Person or Group who acquired 20% or more of any Shares of any class then Outstanding directly or indirectly from a Person or Group described in clause (i) provided that the Former Manager or the Board of Directors shall have notified such

Person or Group in writing that such limitation shall not apply; or (iii) to any Person or Group who acquired 20% or more of any Shares issued by the Corporation with the prior approval of the Former Manager or the Board of Directors; provided, further, that if at any time the Investors or any of their Affiliates Beneficially Owns any Class A Common Stock, no Class A Common Stock Beneficially Owned by an Investor or any of its Affiliates shall be entitled to be voted on any matter (unless otherwise required by Applicable Law) and shall not be considered to be Outstanding when sending notices of a meeting of stockholders of the Corporation to vote on any matter (unless otherwise required by Applicable Law), calculating required votes, determining the presence of a quorum or for other similar purposes under this Certificate of Incorporation or the Bylaws.

“Parity Stock” means any securities of the Corporation, including Preferred Stock, that the Corporation has authorized or issued or may authorize or issue, the terms of which provide that such securities shall rank equally with the Series A Preferred Stock and the Series B Preferred Stock with respect to payment of dividends and distribution of assets upon a Dissolution Event. For purposes of this definition, the Series A Preferred Stock shall be treated as Parity Stock with respect to the Series B Preferred Stock and the Series B Preferred Stock shall be treated as Parity Stock with respect to the Series A Preferred Stock.

“Partnership Representative” means the “partnership representative” as defined in Section 6223 of the Code after amendment by P.L. 114-74.

“Person” shall be construed broadly and includes any individual, corporation, firm, partnership, limited liability company, joint venture, estate, business, association, trust, Governmental Entity or other entity.

“Plan Asset Regulations” means the plan asset regulations of the U.S. Department of Labor, 29 C.F.R. Sec. 2510.3-101 (as modified by Section 3(42) of ERISA).

“Portfolio Company” means any Person in which any Fund owns or has made, directly or indirectly, an “Investment” (as defined in the Strategic Agreement (as defined in the Shareholders Agreement)).

“Preferred Stock” has the meaning set forth in Section 4.01(a)(iv).

“Principal” means each of LB, Marc J. Rowan and Joshua J. Harris.

“Principal’s Group” means with respect to each Principal, such Principal and (i) such Principal’s spouse, (ii) a lineal descendant of such Principal’s parents, the spouse of any such descendant or a lineal descendent of any such spouse, (iii) a Charitable Institution controlled solely by such Principal and other members of such Principal’s Group, (iv) a trustee of a trust (whether inter vivos or testamentary), all of the current beneficiaries and presumptive remaindermen of which are one or more of such Principal and Persons described in clauses (i) through (iii) of this definition, (v) a corporation, limited liability company or partnership, of which all of the outstanding shares of capital stock or interests therein are owned by one or more of such Principal and Persons described in clauses (i) through (iv) of this definition, (vi) an individual mandated under a qualified domestic relations order, or (vii) a legal or personal representative of such Principal in the event of his death or Disability. For purposes of this definition, (x) “lineal descendants” shall not include individuals adopted after attaining the age of eighteen (18) years and such adopted Person’s descendants; and (y) “presumptive remaindermen” shall refer to those Persons entitled to a share of a trust’s assets if it were then to terminate. No Principal shall ever be a member of the Principal Group of another Principal. As used herein, “Principal’s Group” means individually, any member of a Principal’s Group or, collectively, more than one member of a Principal’s Group.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Corporation.

“Rating Agency” means:

(i)	each of Fitch and S&P; and

(ii)

if either of Fitch or S&P ceases to rate any series of Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding, ceases to assign a long-term issuer rating to the Corporation) or fails to make a rating of any series of Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding, the Corporation’s long-term issuer rating) publicly available for reasons outside of the Corporation’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Corporation as a replacement agency for Fitch or S&P, or both, as the case may be.

“Rating Agency Redemption Event” means a change to the methodology or criteria that were employed by an applicable nationally recognized statistical rating organization for purposes of assigning equity credit to securities with features similar to the Series B Preferred Stock on March 19, 2018 (the “current methodology”), which change either (a) shortens the period of time during which equity credit pertaining to the Series B Preferred Stock would have been in effect had the current methodology not been changed or (b) reduces the amount of equity credit assigned to the Series B Preferred Stock as compared with the amount of equity credit that such rating agency had assigned to the Series B Preferred Shares as of March 19, 2018.

“Record Date” means the date established by the Board of Directors in its sole discretion for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of stockholders of the Corporation or entitled to consent to corporate action in writing without a meeting or for the purpose of any lawful action of the stockholders of the Corporation; or (b) the identity of Record Holders entitled to receive any report required under this Certificate of Incorporation, receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock. The Record Date for dividends and distributions on any Series A Preferred Stock is as set forth in Article XXI. The Record Date for dividends and distributions on any Series B Preferred Stock is as set forth in Article XXII.

“Record Holder” or “holder” means with respect to any Shares, the Person in whose name such Shares are registered on the books of the Transfer Agent as of the Record Date.

“Registration Statement” means the Registration Statement on Form S-1 (Registration Statement on Form S-1 (Registration No. 333-150141) filed by the Company with SEC under the Securities Act to register the offering and sale of the Class A Common Shares in the initial offering to the public of the Class A Common Shares.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill Financial, Inc., or any successor thereto.

“SEC” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time, and the rules and regulations promulgated thereunder.

“Series A Dividend Rate” means 6.375%.

“Series A Holder” means a holder of Series A Preferred Stock.

“Series A Liquidation Preference” means $25.00 per share of Series A Preferred Stock. The Series A Liquidation Preference shall be the “Liquidation Preference” with respect to the Series A Preferred Stock.

“Series A Liquidation Value” means the sum of the Series A Liquidation Preference and declared and unpaid dividends, if any, to, but excluding, the date of the Dissolution Event on the Series A Preferred Stock.

“Series A Offering Expenses” has the meaning set forth in Section 21.10.

“Series A Preferred Share” means a 6.357% Series A Preferred Share having the designations, rights, powers and preferences set forth in Article XIII of the LLC Agreement.

“Series A Preferred Stock” means the 6.375% Series A Preferred Stock having the designations, rights, powers and preferences set forth in Article XXI.

“Series A Record Date” means, with respect to any Dividend Payment Date, the March 1, June 1, September 1 or December 1, as the case may be, immediately preceding the relevant March 15, June 15, September 15 or December 15 Dividend Payment Date, respectively. These Series A Record Dates shall apply regardless of whether a particular Series A Record Date is a Business Day. The Series A Record Dates shall constitute Record Dates with respect to the Series A Preferred Stock for the purpose of dividends on the Series A Preferred Stock.

“Series A Tax Redemption Event” means, after the date the Series A Preferred Stock are first issued, due to (a) an amendment to, or a change in official interpretation of, the Code, Treasury Regulations promulgated thereunder, or administrative guidance or (b) an administrative or judicial determination, (i) the Corporation is advised by nationally recognized counsel or a “Big Four” accounting firm that the Corporation will be treated as an association taxable as a corporation for U.S. federal income tax purposes or otherwise subject to U.S. federal income tax (other than any tax imposed pursuant to Section 6625 of the Code, as amended by the Bipartisan Budget Act of 2015), or (ii) the Class C Stockholder files an IRS Form 8832 (or successor form) electing that the Corporation be treated as an association taxable as a corporation for U.S. federal income tax purposes.

“Series B Dividend Rate” means 6.375%.

“Series B Holder” means a holder of Series B Preferred Stock.

“Series B Liquidation Preference” means $25.00 per share of Series B Preferred Stock. The Series B Liquidation Preference shall be the “Liquidation Preference” with respect to the Series B Preferred Stock.

“Series B Liquidation Value” means the sum of the Series B Liquidation Preference and declared and unpaid dividends, if any, to, but excluding, the date of the Dissolution Event on the Series B Preferred Stock.

“Series B Offering Expenses” has the meaning set forth in Section 22.10.

“Series B Preferred Share” means a 6.375% Series B Preferred Share having the designations, rights, powers and preferences set forth in Article XIV of the LLC Agreement.

“Series B Preferred Stock” means the 6.375% Series B Preferred Stock having the designations, rights, powers and preferences set forth in Article XXII.

“Series B Record Date” means, with respect to any Dividend Payment Date, the March 1, June 1, September 1 or December 1, as the case may be, immediately preceding the relevant March 15, June 15, September 15 or December 15 Dividend Payment Date, respectively. These Series B Record Dates shall apply regardless of whether a particular Series B Record Date is a Business Day. The Series B Record Dates shall constitute Record Dates with respect to the Series B Preferred Stock for the purpose of dividends on the Series B Preferred Stock.

“Series B Tax Redemption Event” means, after the date the Series B Preferred Stock are first issued, due to (a) an amendment to, or a change in official interpretation of, the Code, Treasury Regulations promulgated thereunder, or administrative guidance or (b) an administrative or judicial determination, (i) the Corporation is advised by nationally recognized counsel or a “Big Four” accounting firm that the Corporation will be treated as an association taxable as a corporation for U.S. federal income tax purposes or otherwise subject to U.S. federal income tax (other than any tax imposed pursuant to Section 6625 of the Code, as amended by the Bipartisan Budget Act of 2015), or (ii) the Class C Stockholder files an IRS Form 8832 (or successor form) electing that the Corporation be treated as an association taxable as a corporation for U.S. federal income tax purposes.

“Share” means a share of capital stock (including, the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Series A Preferred Stock and the Series B Preferred Stock) of the Corporation then outstanding; provided, that for purposes of Section 4.01(d) of Article IV, Section 5.05 of Article V, Articles VII, XXI and XXII, of this Certificate of Incorporation and Sections 4.01 and 4.02 of Article IV of the Bylaws, “Share” shall also include any other equity interests of the Corporation or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, capital stock or other equity interests of the Corporation then outstanding.

“Shareholders Agreement” means the Shareholders Agreement, dated as of July 13, 2007, by and among the Corporation (as successor by conversion to the Company), Holdings, BRH, Black Family Partners, L.P., a Delaware limited partnership, MJR Foundation LLC, a New York limited liability company, and each of the Principals, as it may be amended, supplemented or restated from time to time.

“Similar Law” means any state, local, non-U.S. or other laws or regulations that would have the same effect as the Plan Asset Regulations so as to cause the underlying assets of the Corporation to be treated as assets of an investing entity by virtue of its investment (or any beneficial interest) in the Corporation and thereby subject the Corporation and the Class C Stockholder (or other Persons responsible for the investment and operation of the Corporation’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code.

“Subsidiary” or “Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns, directly or indirectly, or otherwise controls, more than 50% of the voting shares or other similar interests or the sole general partner interest or managing member or similar interest of such Person. The term “Subsidiary” does not include at any time any Funds or Portfolio Companies.

“Tax Matters Partner” means the “tax matters partner” as defined in the Code prior to amendment by P.L. 114-74.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of July 13, 2007, by and among APO Corp., Apollo Principal Holdings II, L.P., a Delaware limited partnership, Apollo Principal Holdings IV, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VI, L.P., a Delaware limited partnership, Apollo Principal Holdings VIII, L.P., a Cayman Islands exempted limited partnership, AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (together with all other Persons in which APO Corp. acquires a partnership interest, member interest or similar interest after the date thereof and who becomes party thereto by execution of a joinder) and the Principals, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

“Transfer” means a direct or indirect sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

“Transfer Agent” means, with respect to any Shares, such bank, trust company or other Person (including the Corporation or one of its Affiliates) as shall be appointed from time to time by the Corporation to act as registrar and transfer agent for such class of Shares; provided, that if no Transfer Agent is specifically designated for such class of Shares, the Corporation shall act in such capacity.

“Voting Power” means the aggregate number of votes that may be cast by holders of Voting Stock Outstanding as of the relevant Record Date; provided, however, that solely for purposes of determining whether the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, “Voting Power” shall mean the aggregate number of votes that may be cast by holders of Voting Stock Outstanding as of the date of determination assuming that each class and series of Voting Stock is then entitled to vote generally in an election of directors and on any matter submitted to the stockholders.

“Voting Preferred Stock” has the meaning set forth in Section 21.06(a).

“Voting Stock” means Class A Common Stock (other than any Class A Common Stock Beneficially Owned by any Investor or any of its Affiliates), Class B Common Stock and any other class or series of stock of the Corporation that is designated as “Voting Stock” from time to time. For the avoidance of doubt, (a) the Class C Common Stock is not designated as “Voting Stock,” (b) as set forth in Article XXI, the Series A Preferred Stock is not designated as “Voting Stock” and (c) as set forth in Article XXII, the Series B Preferred Stock is not designated as “Voting Stock.”

“2007 Omnibus Incentive Plan” means the Corporation’s 2007 Omnibus Equity Incentive Plan, as amended, restated, supplemented or otherwise modified from time to time, including, without limitation, as amended, restated and renamed as the Corporation’s 2019 Omnibus Equity Incentive Plan.

ARTICLE XXI

TERMS, RIGHTS, POWERS, PREFERENCES AND DUTIES OF SERIES A

PREFERRED STOCK

Section 21.01    Designation. The Series A Preferred Stock is hereby designated and created as a series of Preferred Stock. Each share of Series A Preferred Stock shall be identical in all respects to every other share of Series A Preferred Stock. The Series A Preferred Stock is not “Voting Stock” for purposes of this Certificate of Incorporation.

Section 21.02    Dividends.

(a)    The Series A Holders shall be entitled to receive with respect to each Share of Series A Preferred Stock owned by such holder, when, as and if declared by the Board of Directors, or a duly authorized committee thereof, in its sole discretion out of funds legally available therefor, non-cumulative quarterly cash dividends, on the applicable Dividend Payment Date that corresponds to the Record Date for which the Board of Directors has declared a dividend, if any, at a rate per annum equal to the Series A Dividend Rate (subject to Section 21.05(b)) of the Series A Liquidation Preference. Such dividends shall be non-cumulative. If a Dividend Payment Date is not a Business Day, the related dividend (if declared) shall be paid on the next succeeding Business Day with the same force and effect as though paid on such Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series A Preferred Stock for any period less than a full Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Declared dividends will be payable on the relevant Dividend Payment Date to Series A Holders as they appear on the Corporation’s register at the close of business, New York City time, on a Series A Record Date, provided that if the Series A Record Date is not a Business Day, the declared dividends will be payable on the relevant Dividend Payment Date to Series A Holders as they appear on the Corporation’s register at the close of business, New York City time, on the Business Day immediately preceding such Series A Record Date.

(b)    So long as any shares of Series A Preferred Stock are Outstanding, unless, in each case, dividends have been declared and paid or declared and set apart for payment on the Series A Preferred Stock for a quarterly Dividend Period, (i) no dividend, whether in cash or property, may be declared or paid or set apart for payment on the Junior Stock for the remainder of that quarterly Dividend Period and (ii) the Corporation and its

Subsidiaries shall not directly or indirectly repurchase, redeem or otherwise acquire for consideration any Shares of Junior Stock (other than, in each case (A) dividends of tax distributions (determined in accordance with the tax distribution provisions of the organizational documents of the applicable Apollo Operating Group entity as in effect on the date shares of Series A Preferred Stock are first issued) received directly or indirectly from the Apollo Operating Group, (B) the net share settlement of equity- based awards granted under the 2007 Omnibus Incentive Plan in order to satisfy associated tax obligations and (C) dividends paid in Shares of Junior Stock or options, warrants or rights to subscribe for or purchase Junior Stock).

(c)    The Board of Directors, or a duly authorized committee thereof, may, in its sole discretion, choose to pay dividends on the Series A Preferred Stock without the payment of any dividends on any Junior Stock.

(d)    When dividends are not declared and paid (or duly provided for) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates pertaining to the Series A Preferred Stock, on a dividend payment date falling within the related Dividend Period) in full upon the Series A Preferred Stock or any Parity Stock, all dividends declared upon the Series A Preferred Stock and all such Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the related Dividend Period) shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all declared and unpaid dividends per share on the Series A Preferred Stock and all unpaid dividends, including any accumulations, on all Parity Stock payable on such Dividend Payment Date (or in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates pertaining to the Series A Preferred Stock, on a dividend payment date falling within the related Dividend Period) bear to each other.

(e)    No dividends may be declared or paid or set apart for payment on any Series A Preferred Stock if at the same time any arrears exist or default exists in the payment of dividends on any Outstanding Shares ranking, as to the payment of dividends and distribution of assets upon a Dissolution Event, senior to the Series A Preferred Stock, subject to any applicable terms of such Outstanding Shares.

(f)    Series A Holders shall not be entitled to any dividends, whether payable in cash or property, other than as provided in this Certificate of Incorporation and shall not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment, including any such payment which is delayed or foregone.

(g)    The holders of Shares intend that no portion of the dividends paid to the Series A Holders pursuant to this Section 21.02 shall be treated as a “guaranteed payment” within the meaning of Section 707(c) of the Code, and no holder of Shares shall take any position inconsistent with such intention, except if there is a change in applicable law or final determination by the Internal Revenue Service that is inconsistent with such intention.

Section 21.03    Rank. The Series A Preferred Stock shall rank, with respect to payment of dividends and distribution of assets upon a Dissolution Event:

(a)    junior to all of the Corporation’s existing and future indebtedness and any equity securities, including Preferred Stock, that the Corporation may authorize or issue, the terms of which provide that such securities shall rank senior to the Series A Preferred Stock with respect to payment of dividends and distribution of assets upon a Dissolution Event;

(b)    equally to any Parity Stock; and

(c)    senior to any Junior Stock.

Section 21.04    Optional Redemption.

(a)    Except as set forth in Section 21.05, the Series A Preferred Stock shall not be redeemable prior to March 15, 2022. At any time or from time to time on or after March 15, 2022, subject to any limitations that may be imposed by law, the Corporation may, in the sole discretion of the Board of Directors, redeem the Series A Preferred Stock, out of funds legally available therefor, in whole or in part, at a redemption price equal to the Liquidation Preference per Share of Series A Preferred Stock plus an amount equal to declared and unpaid dividends, if any, from the Dividend Payment Date immediately preceding the redemption date to, but excluding, the redemption date. If less than all of the Outstanding shares of Series A Preferred Stock are to be redeemed, the Board of Directors shall select the shares of Series A Preferred Stock to be redeemed from the Outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as possible).

(b)    In the event the Corporation shall redeem any or all of the shares of Series A Preferred Stock as aforesaid in Section 21.04(a), the Corporation shall give notice of any such redemption to the Series A Holders (which such notice may be delivered prior to March 15, 2022) not more than 60 nor less than 30 days prior to the date fixed for such redemption. Failure to give notice to any Series A Holder shall not affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock being redeemed.

(c)    Notice having been given as herein provided and so long as funds legally available and sufficient to pay the redemption price for all of the shares of Series A Preferred Stock called for redemption have been set aside for payment, from and after the redemption date, such shares of Series A Preferred Stock called for redemption shall no longer be deemed Outstanding, and all rights of the Series A Holders thereof shall cease other than the right to receive the redemption price, without interest.

(d)    The Series A Holders shall have no right to require redemption of any shares of Series A Preferred Stock.

(e)    Without limiting clause (c) of this Section 21.04, if the Corporation shall deposit, on or prior to any date fixed for redemption of shares of Series A Preferred Stock (pursuant to notice delivered in accordance with Section 21.04(b)), with any bank or trust company as a trust fund, funds sufficient to redeem the shares of Series A Preferred Stock called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Series A Holders, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares of Series A Preferred Stock so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said shares of Series A Preferred Stock to the holders thereof and from and after the date of such deposit said shares of Series A Preferred Stock shall no longer be deemed to be Outstanding, and the holders thereof shall cease to be holders of Shares with respect to such shares of Series A Preferred Stock, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such shares of Series A Preferred Stock without interest.

Section 21.05    Change of Control Redemption.

(a)    If a Change of Control Event occurs prior to March 15, 2022, within 60 days of the occurrence of such Change of Control Event, the Corporation may, in the sole discretion of the Board of Directors, redeem the Series A Preferred Stock, in whole but not in part, out of funds legally available therefor, at a redemption price equal to $25.25 per share of Series A Preferred Stock plus an amount equal to any declared and unpaid dividends to, but excluding, the redemption date.

(b)    If (i) a Change of Control Event occurs (whether before, on or after March 15, 2022) and (ii) the Corporation does not give notice to the Series A Holders prior to the 31st day following the Change of Control Event to redeem all the Outstanding shares of Series A Preferred Stock, the Series A Dividend Rate shall increase by 5.00%, beginning on the 31st day following the consummation of such Change of Control Event.

(c)    In connection with any Change of Control and any particular reduction in the rating on a series of the Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding, a reduction in the Corporation’s long-term issuer rating), the Board of Directors shall request from the Rating Agencies each such Rating Agency’s written confirmation whether such reduction in the rating on each such series of Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding, the Corporation’s long-term issuer rating) was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of any Below Investment Grade Rating Event).

(d)    If a Series A Tax Redemption Event occurs prior to March 15, 2022, within 60 days of the occurrence of such Series A Tax Redemption Event, the Corporation may, in the Class C Stockholder’s sole discretion, redeem the Series A Preferred Stock, in whole but not in part, out of funds legally available therefor, at a redemption price equal to $25.25 per share of Series A Preferred Stock, plus an amount equal to any declared and unpaid distributions to, but excluding, the redemption date.

(e)    In the event the Corporation elects to redeem all of the shares of Series A Preferred Stock as aforesaid in Section 21.05(a) or Section 21.05(d), the Corporation shall give notice of any such redemption to the Series A Holders at least 30 days prior to the date fixed for such redemption.

(f)    The Series A Holders shall have no right to require redemption of any Series A Preferred Stock pursuant to this Section 21.05.

Section 21.06    Voting.

(a)    Notwithstanding any provision in this Certificate of Incorporation to the contrary, and except as set forth in this Section 21.06, the Series A Preferred Stock shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series A Holders shall not be required for the taking of any action or inaction by the Corporation. If and whenever six quarterly dividends (whether or not consecutive) payable on the Series A Preferred Stock or six quarterly dividends (whether or not consecutive) payable on any series or class of Parity Stock have not been declared and paid (a “Nonpayment”), the number of directors then constituting the Board of Directors automatically shall be increased by two and the Series A Holders, voting together as a single class with the holders of any other class or series of Parity Stock then Outstanding upon which like voting rights have been conferred and are exercisable (any such other class or series, “Voting Preferred Stock”), shall have the right to elect these two additional directors at a meeting of the Series A Holders and the holders of such Voting Preferred Stock called as hereafter provided. When quarterly dividends have been declared and paid on the Series A Preferred Stock for four consecutive Dividend Periods following the Nonpayment, then the right of the Series A Holders and the holders of such Voting Preferred Stock to elect such two additional directors shall cease and the qualification to serve as a director and the terms of office of all directors elected by the Series A Holders and holders of the Voting Preferred Stock shall forthwith cease and terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two. However, the right of the Series A Holders and the holders of the Voting Preferred Stock to elect two additional directors on the Board of Directors shall again vest if and whenever six additional quarterly dividends have not been declared and paid, as described above.

(b)    If a Nonpayment or a subsequent Nonpayment shall have occurred, the Board of Directors may, and upon the written request of any holder of Series A Preferred Stock (addressed to the Board of Directors) shall, call a special meeting of the Series A Holders and holders of the Voting Preferred Stock for the election of the two directors to be elected by them. The directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with Articles VI and XVII in connection with the expiration of the term of the two directors elected pursuant to this Section 21.06. The Series A Holders and holders of the Voting Preferred Stock, voting together as a class, may remove any director elected by the Series A Holders and holders of the Voting Preferred Stock pursuant to this Section 21.06. If any vacancy shall occur among the directors elected by the Series A Holders and holders of the Voting Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the Series A Holders and holders of the Voting Preferred Stock or the successor of such remaining director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided. Except to the extent expressly provided otherwise in this Section 21.06, any such annual or special meeting shall be called and held applying procedures consistent with Articles VI and XVII as if references to stockholders of the Corporation were references to Series A Holders and holders of Voting Preferred Stock.

(c)    Notwithstanding anything to the contrary in Article IX or Article XVII but subject to Section 21.06(d), so long as any shares of Series A Preferred Stock are Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series A Holders and holders of the Voting Preferred Stock, at the time Outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary:

(i)

to amend, alter or repeal any of the provisions of this Article XXI relating to the Series A Preferred Stock or any series of Voting Preferred Stock, whether by merger, consolidation or otherwise, to affect materially and adversely the rights, powers and preferences of the Series A Holders or holders of the Voting Preferred Stock; and

(ii)

to authorize, create or increase the authorized amount of, any class or series of Preferred Stock having rights senior to the Series A Preferred Stock with respect to the payment of dividends or amounts upon any Dissolution Event;

provided, however, that,

(X)

in the case of subparagraph (i) above, no such vote of the Series A Preferred Stock or the Voting Preferred Stock, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each Share of Series A Preferred Stock and Voting Preferred Stock remains Outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the rights, powers and preferences thereof substantially similar to those of such Series A Preferred Stock or the Voting Preferred Stock, as the case may be;

(Y)

in the case of subparagraph (i) above, if such amendment affects materially and adversely the rights, powers and preferences of one or more but not all of the classes or series of Voting Preferred Stock and the Series A Preferred Stock at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Stock and the Series A Preferred Stock so affected, voting as a single class regardless of class or series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Voting Preferred Stock and the Series A Preferred Stock otherwise entitled to vote as a single class in accordance herewith; and

(Z)

in the case of subparagraph (i) or (ii) above, no such vote of the Series A Holders or holders of the Voting Preferred Stock, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all shares of Series A Preferred Stock or Voting Preferred Stock, as the case may be, at the time Outstanding.

(d)    For the purposes of this Section 21.06, neither:

(i)	the amendment of provisions of this Certificate of Incorporation so as to authorize or create or issue, or to increase the authorized amount of, any Junior Stock or any Parity Stock; nor

(ii)

any merger, consolidation or otherwise, in which (1) the Corporation is the surviving entity and the Series A Preferred Stock remains Outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series A Preferred Stock for other preferred equity securities having rights, powers and preferences (including with respect to redemption thereof) substantially similar to that of the Series A Preferred Stock under this Certificate of Incorporation (except for changes that do not materially and adversely affect the Series A Preferred Stock considered as a whole) shall be deemed to materially and adversely affect the rights, powers and preferences of the Series A Preferred Stock or holders of Voting Preferred Stock.

(e)    For purposes of the foregoing provisions of this Section 21.06, each Series A Holder shall have one vote per share of Series A Preferred Stock, except that when any other series of Preferred Stock shall have the right to vote with the Series A Preferred Stock as a single class on any matter, then the Series A Holders and the holders of such other series of Preferred Stock shall have with respect to such matters one vote per $25.00 of stated liquidation preference.

(f)    The Corporation may, from time to time, without notice to or consent of the Series A Holders or holders of other Parity Stock, issue additional shares of Series A Preferred Stock.

(g)    The foregoing provisions of this Section 21.06 will not apply if, at or prior to the time when the act with respect to which a vote pursuant to this Section 21.06 would otherwise be required shall be effected, all shares of Series A Preferred Stock shall have been redeemed.

Section 21.07    Liquidation Rights.

(a)    Upon any Dissolution Event, after payment or provision for the liabilities of the Corporation (including the expenses of such Dissolution Event) and the satisfaction of all claims ranking senior to the Series A Preferred Stock in accordance with Section 5.03, the Series A Holders shall be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to holders of Shares, before any payment or distribution of assets is made in respect of Junior Stock, distributions equal to the Series A Liquidation Value.

(b)    If the assets of the Corporation available for distribution upon a Dissolution Event are insufficient to pay in full the aggregate amount payable to the Series A Holders and holders of all other Outstanding Shares of Parity Stock, if any, such assets shall be distributed to the Series A Holders and holders of such Parity Stock pro rata, based on the full respective distributable amounts to which each such holder is entitled pursuant to this Section 21.07.

(c)    Nothing in this Section 21.07 shall be understood to entitle the Series A Holders to be paid any amount upon the occurrence of a Dissolution Event until holders of any classes or series of Shares ranking, as to the distribution of assets upon a Dissolution Event, senior to the Series A Preferred Stock have been paid all amounts to which such classes or series of Shares are entitled.

(d)    For the purposes of this Certificate of Incorporation, neither the sale, conveyance, exchange or transfer, for cash, stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets nor the consolidation, merger or amalgamation of the Corporation with or into any other entity or the consolidation, merger or amalgamation of any other entity with or into the Corporation shall be deemed to be a Dissolution Event, notwithstanding that for other purposes, such as for tax purposes, such an event may constitute a liquidation, dissolution or winding up. In addition, notwithstanding anything to the contrary in this Section 21.07, no payment will be made to the Series A Holders pursuant to this Section 21.07 (i) upon the voluntary or involuntary liquidation, dissolution or winding up of any of the Corporation’s Subsidiaries or upon any reorganization of the Corporation into another limited liability entity pursuant to the provisions of this Certificate of Incorporation that allow the Corporation to merge or convey its assets to another limited liability entity with or without approval of the stockholders of the Corporation (including a transaction pursuant to Section 9.03) or (ii) if the Corporation engages in a reorganization or other transaction in which a successor to the Corporation issues equity securities to the Series A Holders that have rights, powers and preferences that are substantially similar to the rights, powers and preferences of the Series A Preferred Stock pursuant to provisions of this Certificate of Incorporation that allow the Corporation to do so without approval of the stockholders of the Corporation (other than, if applicable, the Class C Stockholder) Notwithstanding any provision to the contrary in this Article XXI (including Section 21.06), the Board of Directors may, in its sole discretion, and without the consent of any Series A Holder, amend this Article XXI to allow for the transactions in this Section 21.07(d).

Section 21.08    No Duties to Series A Holders. Notwithstanding anything to the contrary in this Certificate of Incorporation, to the fullest extent permitted by law, neither the Class C Stockholder nor any other Indemnified Person shall have any duties or liabilities to the Series A Holders.

Section 21.09    Forum Selection. Each Person that holds or has held a share of Series A Preferred Stock and each Person that holds or has held any beneficial interest in a share of Series A Preferred Stock (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, (i) irrevocably agrees that any claims, suits, actions or proceedings against the Corporation, or any director, officer, employee, control person, underwriter or agent of the Corporation, asserted under United States federal securities laws, otherwise arising under such laws, or that could have been asserted as a claim arising under such laws, shall be exclusively brought in the federal district courts of the United States of America (except, and only to the extent, that any such claims, actions or proceedings are of a type for which a stockholder may not waive its right to maintain a legal action or proceeding in the courts of the State of Delaware with respect to matters relating to internal corporate claims of the Corporation as set forth under Section 115 of the DGCL); (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding; and (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper.

Section 21.10    Expenses. It is the intent of the Corporation and the members of the Apollo Operating Group that the offering of the Series A Preferred Shares described in Section 3.2(d) of the LLC Agreement is for the benefit of the members of the Apollo Operating Group and therefore the fees and expenses (including any underwriter discounts and fees) associated with the offering of the Series A Preferred Shares described in Section 3.2(d) of the LLC Agreement (the “Series A Offering Expenses”) shall be borne by the members of the Apollo Operating Group. In order to implement such intent, (i) the Company was deemed to have contributed the gross proceeds raised in the offering of the Series A Preferred Shares (as defined in the LLC Agreement) to APO Asset Co., LLC, APO (FC), LLC, APO (FC II), LLC, APO (FC III), LLC, APO UK (FC), LLC and APO Corp. (in exchange for a note in the case of APO Corp.), in accordance with the books and records of such entities, which will in turn contribute the gross proceeds to the members of the Apollo Operating Group in exchange for Series A Preferred Shares mirror units issued by the members of the Apollo Operating Group, and (ii) the members of the Apollo Operating Group will be deemed to have paid the Series A Offering Expenses, pro rata based on the relative amount of gross proceeds each member of the Apollo Operating Group is deemed to have received.

ARTICLE XXII

TERMS, RIGHTS, POWERS, PREFERENCES AND DUTIES OF SERIES B

PREFERRED STOCK

Section 22.01    Designation. The Series B Preferred Stock is hereby designated and created as a series of Preferred Stock. Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock. The Series B Preferred Stock is not “Voting Stock” for purposes of this Certificate of Incorporation.

Section 22.02    Dividends.

(a)    The Series B Holders shall be entitled to receive with respect to each Share of Series B Preferred Stock owned by such holder, when, as and if declared by the Board of Directors, or a duly authorized committee thereof, in its sole discretion out of funds legally available therefor, non-cumulative quarterly cash dividends, on the applicable Dividend Payment Date that corresponds to the Record Date for which the Board of Directors has declared a dividend, if any, at a rate per annum equal to the Series B Dividend Rate (subject to Section 22.05(b)) of the Series B Liquidation Preference. Such dividends shall be non-cumulative. If a Dividend Payment Date is not a Business Day, the related dividend (if declared) shall be paid on the next succeeding Business Day with the same force and effect as though paid on such Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series B Preferred Stock for any period less than a full Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Declared dividends will be payable on the relevant Dividend Payment Date to Series B Holders as they appear on the Corporation’s register at the close of business, New York City time, on a Series B Record Date, provided that if the Series B Record Date is not a Business Day, the declared dividends will be payable on the relevant Dividend Payment Date to Series B Holders as they appear on the Corporation’s register at the close of business, New York City time, on the Business Day immediately preceding such Series B Record Date.

(b)    So long as any shares of Series B Preferred Stock are Outstanding, unless, in each case, dividends have been declared and paid or declared and set apart for payment on the Series B Preferred Stock for a quarterly Dividend Period, (i) no dividend, whether in cash or property, may be declared or paid or set apart for payment on the Junior Stock for the remainder of that quarterly Dividend Period and (ii) the Corporation and its Subsidiaries shall not directly or indirectly repurchase, redeem or otherwise acquire for consideration any Shares of Junior Stock (other than, in each case (A) dividends of tax distributions (determined in accordance with the tax distribution provisions of the organizational documents of the applicable Apollo Operating Group entity as in effect on the date shares of Series B Preferred Stock are first issued) received directly or indirectly from the Apollo Operating Group, (B) the net share settlement of equity- based awards granted under the 2007 Omnibus Incentive Plan (or any successor or similar plan) in order to satisfy associated tax obligations and (C) dividends paid in Shares of Junior Stock or options, warrants or rights to subscribe for or purchase Junior Stock or with proceeds from the substantially concurrent sale of Junior Stock.

(c)    The Board of Directors, or a duly authorized committee thereof, may, in its sole discretion, choose to pay dividends on the Series B Preferred Stock without the payment of any dividends on any Junior Stock.

(d)    When dividends are not declared and paid (or duly provided for) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates pertaining to the Series B Preferred Stock, on a dividend payment date falling within the related Dividend Period) in full upon the Series B Preferred Stock or any Parity Stock, all dividends declared upon the Series B Preferred Stock and all such Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the related Dividend Period) shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all declared and unpaid dividends per share on the Series B Preferred Stock and all unpaid dividends, including any accumulations, on all Parity Stock payable on such Dividend Payment Date (or in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates pertaining to the Series B Preferred Stock, on a dividend payment date falling within the related Dividend Period) bear to each other.

(e)    No dividends may be declared or paid or set apart for payment on any Series B Preferred Stock if at the same time any arrears exist or default exists in the payment of dividends on any Outstanding Shares ranking, as to the payment of dividends and distribution of assets upon a Dissolution Event, senior to the Series B Preferred Stock, subject to any applicable terms of such Outstanding Shares.

(f)    Series B Holders shall not be entitled to any dividends, whether payable in cash or property, other than as provided in this Certificate of Incorporation and shall not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment, including any such payment which is delayed or foregone.

(g)    The holders of Shares intend that no portion of the dividends paid to the Series B Holders pursuant to this Section 22.02 shall be treated as a “guaranteed payment” within the meaning of Section 707(c) of the Code, and no holder of Shares shall take any position inconsistent with such intention, except if there is a change in applicable law or final determination by the Internal Revenue Service that is inconsistent with such intention.

Section 22.03    Rank. The Series B Preferred Stock shall rank, with respect to payment of dividends and distribution of assets upon a Dissolution Event:

(a)    junior to all of the Corporation’s existing and future indebtedness and any equity securities, including Preferred Stock, that the Corporation may authorize or issue, the terms of which provide that such securities shall rank senior to the Series B Preferred Stock with respect to payment of dividends and distribution of assets upon a Dissolution Event;

(b)    equally to any Parity Stock; and

(c)    senior to any Junior Stock.

Section 22.04    Optional Redemption.

(a)    Except as set forth in Section 22.05, the Series B Preferred Stock shall not be redeemable prior to March 15, 2023. At any time or from time to time on or after March 15, 2023, subject to any limitations that may be imposed by law, the Corporation may, in the sole discretion of the Board of Directors, redeem the Series B Preferred Stock, out of funds legally available therefor, in whole or in part, at a redemption price equal to the Series B Liquidation Preference per Share of Series B Preferred Stock plus an amount equal to declared and unpaid dividends, if any, from the Dividend Payment Date immediately preceding the redemption date to, but excluding, the redemption date. If less than all of the Outstanding shares of Series B Preferred Stock are to be redeemed, the Board of Directors shall select the shares of Series B Preferred Stock to be redeemed from the Outstanding shares of Series B Preferred Stock not previously called for redemption by lot or pro rata (as nearly as possible).

(b)    In the event the Corporation shall redeem any or all of the shares of Series B Preferred Stock as aforesaid in Section 22.04(a), the Corporation shall give notice of any such redemption to the Series B Holders (which such notice may be delivered prior to March 15, 2023) not more than 60 nor less than 30 days prior to the date fixed for such redemption. Failure to give notice to any Series B Holder shall not affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock being redeemed.

(c)    Notice having been given as herein provided and so long as funds legally available and sufficient to pay the redemption price for all of the shares of Series B Preferred Stock called for redemption have been set aside for payment, from and after the redemption date, such shares of Series B Preferred Stock called for redemption shall no longer be deemed Outstanding, and all rights of the Series B Holders thereof shall cease other than the right to receive the redemption price, without interest.

(d)    The Series B Holders shall have no right to require redemption of any shares of Series B Preferred Stock.

(e)    Without limiting clause (c) of this Section 22.04, if the Corporation shall deposit, on or prior to any date fixed for redemption of shares of Series B Preferred Stock (pursuant to notice delivered in accordance with Section 22.04(b)), with any bank or trust company as a trust fund, funds sufficient to redeem the shares of Series

B Preferred Stock called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Series B Holders, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares of Series B Preferred Stock so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said shares of Series B Preferred Stock to the holders thereof and from and after the date of such deposit said shares of Series B Preferred Stock shall no longer be deemed to be Outstanding, and the holders thereof shall cease to be holders of Shares with respect to such shares of Series B Preferred Stock, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such shares of Series B Preferred Stock without interest.

Section 22.05    Change of Control Redemption; Rating Agency Redemption.

(a)    If a Change of Control Event occurs prior to March 15, 2023, within 60 days of the occurrence of such Change of Control Event, the Corporation may, in the sole discretion of the Board of Directors, redeem the Series B Preferred Stock, in whole but not in part, out of funds legally available therefor, at a redemption price equal to $25.25 per share of Series B Preferred Stock plus an amount equal to any declared and unpaid dividends to, but excluding, the redemption date.

(b)    If (i) a Change of Control Event occurs (whether before, on or after March 15, 2023) and (ii) the Corporation does not give notice to the Series B Holders prior to the 31st day following the Change of Control Event to redeem all the Outstanding shares of Series B Preferred Stock, the Series B Dividend Rate shall increase by 5.00%, beginning on the 31st day following the consummation of such Change of Control Event.

(c)    In connection with any Change of Control and any particular reduction in the rating on a series of the Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding, a reduction in the Corporation’s long-term issuer rating), the Board of Directors shall request from the Rating Agencies each such Rating Agency’s written confirmation whether such reduction in the rating on each such series of Apollo Senior Notes (or, if no Apollo Senior Notes are outstanding, the Corporation’s long-term issuer rating) was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of any Below Investment Grade Rating Event).

(d)    If a Rating Agency Redemption Event occurs prior to March 15, 2023, within 60 days of the occurrence of such Rating Agency Redemption Event, the Corporation may, in the Class C Stockholder’s sole discretion, redeem the Series B Preferred Shares, in whole but not in part, out of funds legally available therefor, at a redemption price equal to $25.50 per share of Series B Preferred Stock, plus an amount equal to all declared and unpaid dividends to, but excluding, the redemption date, without payment of any undeclared dividend.

(e)    If a Series B Tax Redemption Event occurs prior to March 15, 2023, within 60 days of the occurrence of such Series B Tax Redemption Event, the Corporation may, in the Class C Stockholder’s sole discretion, redeem the Series B Preferred Stock, in whole but not in part, out of funds legally available therefor, at a redemption price equal to $25.25 per share of Series B Preferred Stock, plus an amount equal to any declared and unpaid distributions to, but excluding, the redemption date.

(f)    In the event the Corporation elects to redeem all of the shares of Series B Preferred Stock as aforesaid in Section 22.05(a), Section 22.05(d) or Section 22.05(e), the Corporation shall give notice of any such redemption to the Series B Holders at least 30 days prior to the date fixed for such redemption. Notice of any redemption, whether in connection with events as aforesaid in Section 22.05(a), Section 22.05(d) or Section 22.05(e), some other transaction or otherwise, may be given prior to the completion thereof, and any such redemption or notice may, at the Corporation’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of the related events as aforesaid in Section 22.05(a), Section 22.05(d) or Section 22.05(e) or such other transaction. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Corporation’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed. In addition, the Corporation may provide in such notice that payment of the redemption price and performance of the Corporation’s obligations with respect to such redemption may be performed by another Person.

(g)    The Series B Holders shall have no right to require redemption of any Series B Preferred Stock pursuant to this Section 22.05.

Section 22.06    Voting.

(a)    Notwithstanding any provision in this Certificate of Incorporation to the contrary, and except as set forth in this Section 22.06, the Series B Preferred Stock shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series B Holders shall not be required for the taking of any action or inaction by the Corporation. If and whenever a Nonpayment has occurred, the number of directors then constituting the Board of Directors automatically shall be increased by two and the Series B Holders, voting together as a single class with the holders of any other class or series of Voting Preferred Stock, shall have the right to elect these two additional directors at a meeting of the Series B Holders and the holders of such Voting Preferred Stock called as hereafter provided. When quarterly dividends have been declared and paid on the Series B Preferred Stock for four consecutive Dividend Periods following the Nonpayment, then the right of the Series B Holders and the holders of such Voting Preferred Stock to elect such two additional directors shall cease and the qualification to serve as a director and the terms of office of all directors elected by the Series B Holders and holders of the Voting Preferred Stock shall forthwith cease and terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two and, for purposes of determining whether a Nonpayment has occurred, the number of quarterly dividends payable on the Series B Preferred Stock that have not been declared and paid shall be reset to zero. However, the right of the Series B Holders and the holders of the Voting Preferred Stock to elect two additional directors on the Board of Directors shall again vest if and whenever six additional quarterly dividends have not been declared and paid, as described above.

(b)    If a Nonpayment or a subsequent Nonpayment shall have occurred, the Board of Directors may, and upon the written request of any holder of Series B Preferred Stock (addressed to the Board of Directors) shall, call a special meeting of the Series B Holders and holders of the Voting Preferred Stock for the election of the two directors to be elected by them. The directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with Articles VI and XVII in connection with the expiration of the term of the two directors elected pursuant to this Section 22.06. The Series B Holders and holders of the Voting Preferred Stock, voting together as a class, may remove any director elected by the Series B Holders and holders of the Voting Preferred Stock pursuant to this Section 22.06. If any vacancy shall occur among the directors elected by the Series B Holders and holders of the Voting Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the Series B Holders and holders of the Voting Preferred Stock or the successor of such remaining director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided. Except to the extent expressly provided otherwise in this Section 22.06, any such annual or special meeting shall be called and held applying procedures consistent with Articles VI and XVII as if references to stockholders of the Corporation were references to Series B Holders and holders of Voting Preferred Stock.

(c)    Notwithstanding anything to the contrary in Article IX or Article XVII but subject to Section 22.06(d), so long as any shares of Series B Preferred Stock are Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series B Holders and holders of the Voting Preferred Stock, at the time Outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary:

(i)

to amend, alter or repeal any of the provisions of this Article XXII relating to the Series B Preferred Stock or any series of Voting Preferred Stock, whether by merger, consolidation or otherwise, to affect materially and adversely the rights, powers and preferences of the Series B Holders or holders of the Voting Preferred Stock; and

(ii)

to authorize, create or increase the authorized amount of, any class or series of Preferred Stock having rights senior to the Series B Preferred Stock with respect to the payment of dividends or amounts upon any Dissolution Event;

provided, however, that,

(X)

in the case of subparagraph (i) above, no such vote of the Series B Preferred Stock or the Voting Preferred Stock, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each Share of Series B Preferred Stock and Voting Preferred Stock remains Outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the rights, powers and preferences thereof substantially similar to those of such Series B Preferred Stock or the Voting Preferred Stock, as the case may be;

(Y)

in the case of subparagraph (i) above, if such amendment affects materially and adversely the rights, powers and preferences of one or more but not all of the classes or series of Voting Preferred Stock and the Series B Preferred Stock at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Stock and the Series B Preferred Stock so affected, voting as a single class regardless of class or series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Voting Preferred Stock and the Series B Preferred Stock otherwise entitled to vote as a single class in accordance herewith; and

(Z)

in the case of subparagraph (i) or (ii) above, no such vote of the Series B Holders or holders of the Voting Preferred Stock, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all Series B Preferred Stock or Voting Preferred Stock, as the case may be, at the time Outstanding or proper notice of redemption of the Series B Preferred Stock or Voting Preferred Stock, as the case may be, at the time Outstanding has been given and funds sufficient to pay the redemption price for all of the shares of Series B Preferred Stock or Voting Preferred Stock, as the case may be, have been set aside for payment pursuant to the terms of this Certificate of Incorporation.

(d)    For the purposes of this Section 22.06, neither:

(i)	the amendment of provisions of this Certificate of Incorporation so as to authorize or create or issue, or to increase the authorized amount of, any Junior Stock or any Parity Stock; nor

(ii)

any merger, consolidation or otherwise, in which (1) the Corporation is the surviving entity and the Series B Preferred Stock remains Outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series B Preferred Stock for other preferred equity securities having rights, powers and preferences (including with respect to redemption thereof) substantially similar to that of the Series B Preferred Stock under this Certificate of Incorporation (except for changes that do not materially and adversely affect the Series B Preferred Stock considered as a whole) shall be deemed to materially and adversely affect the rights, powers and preferences of the Series B Preferred Stock or holders of Voting Preferred Stock.

(e)    For purposes of the foregoing provisions of this Section 22.06, each Series B Holder shall have one vote per share of Series B Preferred Stock, except that when any other series of Preferred Stock shall have the right to vote with the Series B Preferred Stock as a single class on any matter, then the Series B Holders and the holders of such other series of Preferred Stock shall have with respect to such matters one vote per $25.00 of stated liquidation preference.

(f)    The Corporation may, from time to time, without notice to or consent of the Series B Holders or holders of other Parity Stock, issue additional shares of Series B Preferred Stock.

(g)    The foregoing provisions of this Section 22.06 will not apply if, at or prior to the time when the act with respect to which a vote pursuant to this Section 22.06 would otherwise be required shall be effected, all shares of Series B Preferred Stock shall have been redeemed.

Section 22.07    Liquidation Rights.

(a)    Upon any Dissolution Event, after payment or provision for the liabilities of the Corporation (including the expenses of such Dissolution Event) and the satisfaction of all claims ranking senior to the Series B Preferred Stock in accordance with Section 5.03, the Series B Holders shall be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to holders of Shares, before any payment or distribution of assets is made in respect of Junior Stock, distributions equal to the Series B Liquidation Value.

(b)    If the assets of the Corporation available for distribution upon a Dissolution Event are insufficient to pay in full the aggregate amount payable to the Series B Holders and holders of all other Outstanding Shares of Parity Stock, if any, such assets shall be distributed to the Series B Holders and holders of such Parity Stock pro rata, based on the full respective distributable amounts to which each such holder is entitled pursuant to this Section 22.07.

(c)    Nothing in this Section 22.07 shall be understood to entitle the Series B Holders to be paid any amount upon the occurrence of a Dissolution Event until holders of any classes or series of Shares ranking, as to the distribution of assets upon a Dissolution Event, senior to the Series B Preferred Stock have been paid all amounts to which such classes or series of Shares are entitled.

(d)    For the purposes of this Certificate of Incorporation, neither the sale, conveyance, exchange or transfer, for cash, stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets nor the consolidation, merger or amalgamation of the Corporation with or into any other entity or the consolidation, merger or amalgamation of any other entity with or into the Corporation shall be deemed to be a Dissolution Event, notwithstanding that for other purposes, such as for tax purposes, such an event may constitute a liquidation, dissolution or winding up. In addition, notwithstanding anything to the contrary in this Section 22.07, no payment will be made to the Series B Holders pursuant to this Section 22.07 (i) upon the voluntary or involuntary liquidation, dissolution or winding up of any of the Corporation’s Subsidiaries or upon any reorganization of the Corporation into another limited liability entity pursuant to the provisions of this Certificate of Incorporation that allow the Corporation to convert, merge or convey its assets to another limited liability entity with or without approval of the stockholders of the Corporation (including a transaction pursuant to Section 9.03) or (ii) if the Corporation engages in a reorganization or other transaction in which a successor to the Corporation issues equity securities to the Series B Holders that have rights, powers and preferences that are substantially similar to the rights, powers and preferences of the Series B Preferred Stock pursuant to provisions of this Certificate of Incorporation that allow the Corporation to do so without approval of the stockholders of the Corporation (other than, if applicable, the Class C Stockholder). Notwithstanding any provision to the contrary in this Article XXII (including Section 22.06), the Board of Directors may, in its sole discretion, and without the consent of any Series B Holder, amend this Article XXII to allow for the transactions in this Section 22.07(d).

Section 22.08    No Duties to Series B Holders. Notwithstanding anything to the contrary in this Certificate of Incorporation, to the fullest extent permitted by law, neither the Class C Stockholder nor any other Indemnified Person shall have any duties or liabilities to the Series B Holders.

Section 22.09    Forum Selection. Each Person that holds or has held a share of Series B Preferred Stock and each Person that holds or has held any beneficial interest in a share of Series B Preferred Stock (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, (i) irrevocably agrees that any claims, suits, actions or proceedings against the Corporation, or any director, officer, employee, control person, underwriter or agent of the Corporation asserted under United States federal securities laws, otherwise arising under such laws, or that could have been asserted as a claim arising under such laws, shall be exclusively brought in the federal district courts of the United States of America (except, and only to the extent, that any such claims, actions or proceedings are of a type for which a stockholder may not waive its right to maintain a legal action or proceeding in the courts of the State of Delaware with respect to matters relating to internal corporate claims of the Corporation as set forth under Section 115 of the DGCL); (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding; and (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper.

Section 22.10    Expenses. It is the intent of the Corporation and the members of the Apollo Operating Group that the offering of the Series B Preferred Shares described in Section 3.2(e) of the LLC Agreement is for the benefit of the members of the Apollo Operating Group and therefore the fees and expenses (including any underwriter discounts and fees) associated with the offering of the Series B Preferred Shares described in Section 3.2(e) of the LLC Agreement (the “Series B Offering Expenses”) shall be borne by the members of the Apollo Operating Group. In order to implement such intent, (i) the Company was deemed to have contributed the gross proceeds raised in the offering of the Series B Preferred Shares (as defined in the LLC Agreement) to APO Asset Co., LLC, APO (FC), LLC, APO (FC II), LLC, APO (FC III), LLC, APO UK (FC), LLC and APO Corp. (in exchange for a note in the case of APO Corp.), in accordance with the books and records of such entities, which will in turn contribute the gross proceeds to the members of the Apollo Operating Group in exchange for Series B Preferred Shares mirror units issued by the members of the Apollo Operating Group, and (ii) the members of the Apollo Operating Group will be deemed to have paid the Series B Offering Expenses, pro rata based on the relative amount of gross proceeds each member of the Apollo Operating Group is deemed to have received.

ARTICLE XXIII

INCORPORATOR

The incorporator of the Corporation is AGM Management, LLC, a Delaware limited liability company, whose mailing address is 9 West 57th Street, 43rd Floor, New York, New York 10019.

ARTICLE XXIV

MISCELLANEOUS

Section 24.01    Invalidity of Provisions. If any provision of this Certificate of Incorporation is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 24.02    Severability. It is the desire and intent of the parties that the provisions of this Certificate of Incorporation be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Certificate of Incorporation shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Certificate of Incorporation or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Certificate of Incorporation or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 24.03    Construction; Section Headings. In this Certificate of Incorporation, unless the context otherwise requires: (a) words importing the singular include the plural and vice versa; (b) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (c) a reference to a clause, party, section, article, annex, exhibit or schedule is a reference to a clause of, and a party, annex, exhibit and schedule to this Certificate of Incorporation, and a reference to this Certificate of Incorporation includes any annex, exhibit and schedule hereto; (d) a reference to a statute, regulations, proclamation, ordinance or by law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Governmental Entity with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under the statute; (e) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document; (f) a reference to a party to a document includes that party’s successors, permitted transferees and permitted assigns; (g) the use of the term “including” means “including, without limitation”; (h) the words “herein”, “hereunder” and other words of similar import refer to this Certificate of Incorporation as a whole, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Certificate of Incorporation; (i) the title of and section and paragraph headings used in this Certificate of Incorporation are for convenience of reference only and shall not govern of affect the interpretation of any of the terms or provisions in this Certificate of Incorporation; (j) where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates; (k) the language used in this Certificate of Incorporation has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party; and (l) unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Certificate of Incorporation shall be that date of the following month or year corresponding to the starting date; provided, that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date (for example, one month following February 18 is March 18, and one month following March 31 is May 1).

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This Certificate of Incorporation shall become effective at 12:01 a.m. (Eastern Time) on                          , 2019.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is its act and deed on this      day of                     , 2019.

AGM MANAGEMENT, LLC

By:

Name:
Title:

EXHIBIT C

BYLAWS

OF

APOLLO GLOBAL MANAGEMENT, INC.

(Effective                          , 2019)

ARTICLE I

MEETINGS OF STOCKHOLDERS, ACTION WITHOUT A MEETING

Section 1.01    Annual Meetings. If required, annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, on such date and at such time as the Board of Directors shall determine, subject to Section 6.03(b) of the Certificate of Incorporation. The Board of Directors may, in its sole discretion, determine that annual meetings of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors by giving written notice prior to the date previously scheduled for such meeting of the stockholders.

Section 1.02    Special Meetings. Special meetings of stockholders may only be called in the manner provided in the Certificate of Incorporation and, subject to Section 17.01 of the Certificate of Incorporation, may be held at such place, if any, either within or without the State of Delaware, on such date and at such time, and for such purpose or purposes, as the Board of Directors shall determine and state in the notice of meeting, if any. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors by giving written notice prior to the date previously scheduled for such meeting of the stockholders.

Section 1.03    Notice of Meetings of Stockholders. Notice, stating the place, day and hour of any annual or special meeting of the stockholders, as determined by the Board of Directors and, (i) in the case of a special meeting of the stockholders of the Corporation, the purpose or purposes for which the meeting is called or (ii) in the case of an annual meeting, those matters that the Board of Directors or, for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Class C Stockholder, at the time of giving notice, intends to present for action by the stockholders of the Corporation, shall, except as otherwise required by Applicable Law, be delivered by the Corporation not less than ten (10) calendar days nor more than sixty (60) calendar days before the date of the meeting, to each Record Holder who is entitled to vote at such meeting as of the Record Date for determining the stockholders entitled to notice of the meeting. Such further notice shall be given as may be required by the DGCL.

Section 1.04    Adjournment. Any meeting of the stockholders of the Corporation may be adjourned from time to time by the chairman of the meeting to another place or time, without regard to the presence of a quorum. In the absence of a quorum, any meeting of stockholders of the Corporation may be adjourned from time to time by the affirmative vote of stockholders holding at least a majority of the voting power of the Outstanding stock of the Corporation entitled to vote at such meeting represented either in person or by proxy, but no other business may be transacted, except as provided in Section 1.05 of these Bylaws or Article XVII of the Certificate of Incorporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. Notwithstanding the foregoing, if the adjournment is for more than thirty (30) days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with these Bylaws and the DGCL.

Section 1.05    Quorum. At any meeting of stockholders of the Corporation, the holders of a majority of the voting power of the Outstanding stock of the class or classes or series for which a meeting has been called, represented in person or by proxy, shall constitute a quorum of such class or classes or series unless any such action by the stockholders requires approval by holders of a greater percentage of voting power of such stock, in which case the quorum shall be such greater percentage. The submission of matters to stockholders of the Corporation for approval shall occur only at a meeting of stockholders of the Corporation duly called and held in accordance with the Bylaws and the Certificate of Incorporation at which a quorum is present; provided, however, that the stockholders of the Corporation present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of voting power of Shares specified in the Certificate of Incorporation, these Bylaws or the DGCL.

Section 1.06    Required Vote for Stockholder Action. When a quorum is present at any meeting, all matters properly submitted to stockholders of the Corporation for approval (other than the election of directors) shall be determined by the holders of a majority of the voting power of the Outstanding stock of the Corporation which are present in person or by proxy at such meeting and entitled to vote thereon (unless a greater percentage is required with respect to such matter under the DGCL, under the rules of any National Securities Exchange on which Shares are listed for trading, or under the provisions of the Certificate of Incorporation or these Bylaws, in which case the approval of stockholders of the Corporation holding Outstanding Shares that in the aggregate represent at least such greater percentage of voting power shall be required) and such determination shall be deemed to constitute the act of all the stockholders of the Corporation.

Section 1.07    Record Date. For purposes of determining the stockholders of the Corporation entitled to notice of or to vote at a meeting of the stockholders of the Corporation, the Board of Directors may set a Record Date, which shall not be less than ten (10) nor more than sixty (60) days before the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern, subject to the requirements of the DGCL). For purposes of determining the stockholders of the Corporation entitled to consent to corporate action in writing without a meeting, the Board of Directors may set a Record Date, which date shall not be more than ten (10) days after the date upon which the resolutions of the Board of Directors fixing the Record Date is adopted. If no Record Date is fixed by the Board of Directors, then (i) the Record Date for determining stockholders of the Corporation entitled to notice of or to vote at a meeting of stockholders of the Corporation shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the Record Date for determining the stockholders of the Corporation entitled to consent to corporate action in writing without a meeting shall be (x) when no prior action by the Board of Directors is required by the DGCL, the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with the DGCL, or (y) when prior action by the Board of Directors is required by the DGCL, the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. A determination of stockholders of the Corporation of record entitled to notice of or to vote at a meeting of stockholders of the Corporation shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new Record Date for the adjourned meeting.

Section 1.08    Voting and Other Rights. Only those Record Holders of Outstanding Shares on the Record Date set pursuant to Section 1.07 of these Bylaws shall be entitled to notice of, and to vote at, a meeting of stockholders of the Corporation or to act with respect to matters as to which the holders of the Outstanding Shares have the right to vote or to act. All references in the Certificate of Incorporation or these Bylaws to votes of, or other acts that may be taken by, the holders of Outstanding Shares shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Shares on such Record Date.

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Section 1.09    Proxies and Voting.

(a)    Subject to the requirements of the DGCL, on any matter that is to be voted on by stockholders of the Corporation, the stockholders may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by Applicable Law. Any such proxy shall be filed in accordance with the procedure established for the meeting. For purposes of these Bylaws, the term “electronic transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(b)    The Board of Directors may, and to the extent required by Applicable Law, shall, in advance of any meeting of stockholders of the Corporation, appoint one or more inspectors to act at the meeting and make a written report thereof. The Board of Directors may designate one or more alternate inspectors to replace any inspector who fails to act.

Section 1.10    Conduct of a Meeting. To the fullest extent permitted by Applicable Law, the Board of Directors shall have full power and authority concerning the manner of conducting any meeting of the stockholders of the Corporation, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of these Bylaws and the Certificate of Incorporation, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Board of Directors shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Corporation maintained by the Corporation. The Board of Directors may make such other regulations consistent with Applicable Law, the Certificate of Incorporation and these Bylaws as it may deem advisable concerning the conduct of any meeting of the stockholders of the Corporation, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies and other evidence of the right to vote.

Section 1.11    Action Without a Meeting. Except as otherwise provided in the Certificate of Incorporation, including any certificate of designation relating to any series of Preferred Stock, any action required or permitted to be taken by the stockholders (other than the Class C Stockholder) may only be taken at a meeting of stockholders and may not be taken by written consent. Notwithstanding the foregoing, if consented to by the Class C Stockholder (or, if there is no Class C Stockholder or if the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, the Board of Directors), any action that may be taken at a meeting of the stockholders entitled to vote may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the stockholders of the Corporation holding not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all stockholders of the Corporation entitled to vote thereon were present and voted and are delivered in the manner contemplated by Section 228 of the DGCL. Prompt notice of the taking of action without a meeting shall be given to the stockholders of the Corporation entitled thereto pursuant to the DGCL.

Section 1.12    Notice of Stockholder Business and Nominations.

(a)    Subject to the rights of the holders of any series of Preferred Stock, nominations of Persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 1.03, (ii) by or at the direction of the Board of Directors or any authorized

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committee thereof or (iii) by the Class C Stockholder. In furtherance of the foregoing, subject to the rights of the holders of any series of Preferred Stock, no stockholder other than the Class C Stockholder shall have the right to make nominations of Persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders, except to the extent permitted by and made in accordance with the procedures set forth in this Section 1.12 or Section 1.13. Notwithstanding the first sentence of this Section 1.12(a), (1) at any time there is no longer a Class C Stockholder or the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, nominations and the proposal of other business to be considered by the stockholders may also be made at an annual meeting of stockholders by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.12 and (2) at any time there is no longer a Class C Stockholder, nominations may be made by any Eligible Stockholder (as defined below) who complies with Section 1.13 of these Bylaws in accordance with the terms and conditions set forth therein, Nothing in this Section 1.12 shall be deemed to provide any voting or other rights or powers to the stockholders of the Corporation, but shall instead set forth the procedures and requirements applicable to stockholders of the Corporation (other than the Class C Stockholder) with respect to bringing nominations and business before an annual meeting in circumstances in which they are entitled by law to do so.

(b)    No stockholder (other than the Class C Stockholder) may bring any business before an annual meeting unless such stockholder (i) is entitled to propose business to be brought before an annual meeting of stockholders under Delaware law, (ii) is entitled to vote at the annual meeting on such business, (iii) has complied with the notice procedures set forth in paragraphs (c) and (d) of this Section 1.12, (iv) was a stockholder of record as of the time such notice is delivered to the Secretary of the Corporation and (v) is a stockholder of record as of the Record Date for notice and voting at the annual meeting and as of the date of the annual meeting. Where any stockholder is entitled to bring any such business before an annual meeting in accordance with the first sentence of this Section 1.12(b), such stockholder may bring such business notwithstanding the first sentence of Section 1.12(a).

(c)    For nominations or other business to be properly brought before an annual meeting by a stockholder (other than the Class C Stockholder) pursuant to Section 1.12(a)(1) or Section 1.12(b), respectively, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must constitute a proper matter for action by stockholders. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting or of the effective date of the written consent of the stockholders of the Corporation in lieu thereof (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after the effective date of these Bylaws, be deemed to have occurred on the date on which the Effective Time of the Conversion occurs); provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting or of the stockholder consent in lieu thereof, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

(d)    Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder, and (B) such person’s written consent to being named in the Corporation’s proxy statement as a nominee of the stockholder and to serving as a director if elected; (ii) as to any other business that the

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stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the annual meeting and any material interest of such stockholder, the beneficial owner, if any, on whose behalf the proposal is made, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner or their affiliates or associates; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (B) the class or classes or series and number of shares of stock of the Corporation which are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (C) a representation that the stockholder (x) is a holder of record of the stock of the Corporation at the time of the giving of the notice, (y) will be entitled to vote at such meeting on the proposal of such business or such nomination such stockholder intends to bring before the annual meeting and (z) will appear in person or by proxy at the annual meeting to propose such business or nomination, (D) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (E) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation, (F) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, (G) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (H) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation and (I) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. A stockholder providing notice of nominations or business proposed to be brought before an annual meeting shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be

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made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the day prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior to the date of the meeting or any adjournment or postponement thereof).

(e)    Except as provided in Section 1.12(g), Section 1.12(h) and Section 1.12(i) and subject to the rights of the holders of any series of Preferred Stock, only such Persons who are nominated in accordance with the procedures set forth in Section 1.12(a) or Section 1.13 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Board of Directors or the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the annual meeting of stockholders, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 1.12, unless otherwise required by law, if the stockholder making a proposal or nomination (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present such business, such nomination shall be disregarded or such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.12 and Section 1.13 of these Bylaws, to be considered a qualified representative of the stockholder, a Person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the annual meeting of stockholders and such Person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the annual meeting of stockholders.

(f)    For purposes of this Section 1.12, public announcement may be made by any means permitted by applicable law, including disclosure in a press release, on the website of the Corporation or in a document publicly filed with the SEC pursuant to the Exchange Act and the rules and regulations of the SEC thereunder.

(g)    Notwithstanding the foregoing provisions of this Section 1.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.12; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any business to be considered pursuant to these Bylaws and, except for nominations made pursuant to Section 1.13 of these Bylaws, compliance with Section 1.12(a) or Section 1.12(b) shall be the exclusive means for a stockholder other than the Class C Stockholder to make nominations or submit other business, as the case may be, to the extent permitted pursuant to Section 1.12(a) or Section 1.12(b).

(h)    Notwithstanding anything in the second sentence of Section 1.12(c) to the contrary, at any time that there is no longer a Class C Stockholder or the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased effective after the time period for which nominations would otherwise be due under Section 1.12(c) and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting or of the effective date of the written consent of the stockholders of the Corporation in lieu thereof (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after the effective date of these Bylaws, be deemed to have occurred on the date on which the Effective Time of the Conversion occurs), a stockholder’s notice required by this Section 1.12 shall also be

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considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(i)    Notwithstanding anything to the contrary contained in the provisions of this Section 1.12, the Class C Stockholder and the holders of any series of Preferred Stock shall not be subject to the notice procedures or other requirements set forth in this Section 1.12.

Section 1.13    Proxy Access(a) . The following provisions shall apply in the event that there is no longer a Class C Stockholder:

(a)    Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 1.13, the Corporation shall include in its proxy statement, on its form proxy and on any ballot distributed at such annual meeting, in addition to any persons nominated for election by the Board of Directors or any committee thereof, the name, together with the Required Information (as defined below), of any person nominated for election (the “Stockholder Nominee”) to the Board of Directors by a stockholder or group of no more than five (5) stockholders that satisfies the requirements of this Section 1.13 (such stockholder or stockholder group, including each member thereof to the extent the context requires, the “Eligible Stockholder”), and who expressly elects at the time of providing the notice required by this Section 1.13 (the “Notice of Proxy Access Nomination”) to have its nominee(s) included in the Corporation’s proxy materials pursuant to this Section 1.13. For purposes of this Section 1.13, in calculating the number of stockholders in a group seeking to qualify as an Eligible Stockholder, two or more funds that are (i) under common management and investment control, (ii) under common management and funded primarily by the same employer, or (iii) a “group of investment companies” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be counted as one stockholder. In the event that the Eligible Stockholder consists of a group of stockholders, any and all requirements and obligations for an individual Eligible Stockholder that are set forth in these Bylaws, including the Minimum Holding Period, shall apply to each member of such group; provided, however, that the Required Ownership Percentage shall apply to the ownership of the group in the aggregate. For purposes of this Section 1.13, the “Required Information” that the Corporation will include in its proxy statement is the information provided to the Secretary of the Corporation concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by the regulations promulgated under the Exchange Act, and if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder (or, in the case of a group, a written statement of the group), not to exceed 500 words, in support of the Stockholder Nominee(s)’ candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes is untrue in any material respect (or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading) or would violate any applicable law or regulation, and the Corporation may solicit against, and include in the proxy statement its own statement relating to, any Stockholder Nominee.

(b)    To be timely, the Notice of Proxy Access Nomination must be addressed to the Secretary of the Corporation and received by the Secretary of the Corporation (1) no earlier than one hundred fifty (150) days and no later than one hundred twenty (120) days before the anniversary of the date that the Corporation issued its proxy statement for the previous year’s annual meeting of stockholders (which date shall, for purposes of (x) the Corporation’s first annual meeting of stockholders after the effective date of these Bylaws, be deemed to have occurred on the 10th day preceding the date on which the Effective Time of the Conversion occurs and (y) the Corporation’s first annual meeting after any year in which the stockholders of the Corporation acted by written consent in lieu of an annual meeting, be deemed to have occurred on the 10th day preceding the date on which such written consent was effective) or (2) in the case of such notice for a Stockholder Nominee who currently serves as a director of the Corporation, within twenty (20) days after the Board of Directors nominates directors for the next annual meeting.

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(c)    For purposes of this Section 1.13, an Eligible Stockholder shall be deemed to “own” only:

(i)	those Outstanding shares of Voting Stock of the Corporation (other than shares of Class B Common Stock) as to which the stockholder possesses both:

(A)	the full voting and investment rights pertaining to the shares; and

(B)	the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; and

(ii)

those Outstanding shares of Class B Common Stock as to which the stockholder possesses the full voting and investment rights pertaining to the shares (which shall include any Outstanding shares of Class B Common Stock which are Beneficially Owned by such Eligible Stockholder, including, for the avoidance of doubt, any Outstanding shares of Class B Common Stock held by any trust, foundation or other estate planning vehicle for which such Eligible Stockholder acts as a trustee or beneficiary);

provided, that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

(x)    sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale;

(y) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell; or

(z)    subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of Outstanding Voting Stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party would have, the purpose or effect of:

(1) reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares; and/or

(2)    hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or its affiliates.

A stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how such shares are voted with respect to the election of directors and, with respect to any shares of Voting Stock of the Corporation other than shares of Class B Common Stock, possesses the full economic interest in the shares. A stockholder’s ownership of shares shall be deemed to continue during any period in which the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. A stockholder’s ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares provided that the stockholder has the power to recall such loaned shares on three (3) business days’ notice, has recalled such loaned shares as of the date of the Notice of Proxy Access Nomination and holds such shares through the date of the annual meeting. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether Outstanding shares of Voting Stock of the Corporation are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof, in each case, in its sole discretion. For purposes of this Section 1.13, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the rules and regulations of the Exchange Act. An Eligible Stockholder shall include in its Notice of Proxy Access Nomination the number of shares it is deemed to own for the purposes of this Section 1.13.

(d)    In order to make a nomination pursuant to this Section 1.13, an Eligible Stockholder must have owned (as defined above) the Required Ownership Percentage (as defined below) in Voting Power of the Corporation’s

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Outstanding Voting Stock (the “Required Shares”) continuously for the Minimum Holding Period (as defined below) as of both the date the Notice of Proxy Access Nomination is received by the Secretary of the Corporation in accordance with this Section 1.13 and the record date for determining the stockholders entitled to vote at the annual meeting and must continue to own the Required Shares through the meeting date. For purposes of this Section 1.13, the “Required Ownership Percentage” shall be 25% or more. For purposes of this Section 1.13, the “Minimum Holding Period” is three (3) years and (i) with respect to any Share continuously owned by an Eligible Stockholder from and after the Effective Time of the Conversion, such Eligible Stockholder shall be deemed to have continuously owned such Shares through the period immediately prior to the Effective Time of the Conversion during which such Eligible Stockholder continuously owned the Class A Common Share or Class B Common Share converted into such Share and (ii) in the event the BRH Holdings Cessation Date has occurred less than three (3) years prior to the relevant date of determination, with respect to any Share of Class B Common Stock continuously owned by an Eligible Stockholder from and after the BRH Holdings Cessation Date, such Eligible Stockholder shall be deemed to have continuously owned such Shares through both (x) the period during which BRH Holdings continuously owned the Share of Class B Common Stock surrendered on the BRH Holdings Cessation Date and (y) the period immediately prior to the Effective Time of the Conversion during which BRH Holdings continuously owned the Class B Common Share converted into such surrendered Share of Class B Common Stock. Within the time period specified in this Section 1.13 for delivering the Notice of Proxy Access Nomination, an Eligible Stockholder must provide the following information in writing to the Secretary of the Corporation:

(i)    one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) calendar days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date;

(ii)    a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(iii)    the information, representations and agreements that are the same as those that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 1.12(a)(1) of these Bylaws;

(iv)    the consent of each Stockholder Nominee to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected;

(v)    a representation that the Eligible Stockholder:

(A)    (i) continuously owned shares of Class B Common Stock having at least the Required Ownership Percentage in Voting Power of the Corporation’s Outstanding Voting Stock for the Minimum Holding Period or (ii) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent,

(B)    presently intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting,

(C)    has not nominated and will not nominate for election any individual as a director at the annual meeting, other than its Stockholder Nominee(s),

(D)    has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the

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election of any individual as a director at the annual meeting, other than its Stockholder Nominee(s) or a nominee of the Board of Directors,

(E)    agrees to comply with all applicable laws and regulations with respect to any solicitation in connection with the meeting or applicable to the filing and use, if any, of soliciting material,

(F)    will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and

(G)    as to any two or more funds whose shares are aggregated to count as one stockholder for the purpose of constituting an Eligible Stockholder, within five (5) business days after the date of the Notice of Proxy Access Nomination, will provide to the Corporation documentation reasonably satisfactory to the Corporation that demonstrates that the funds satisfy the requirements of the second sentence of Section 1.13(a);

(vi)    a representation as to the Eligible Stockholder’s intentions with respect to maintaining qualifying ownership of the Required Shares for at least one (1) year following the annual meeting;

(vii)    an undertaking that the Eligible Stockholder agrees to:

(A)    assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation;

(B)    indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 1.13; and

(C)    file with the SEC any solicitation or other communication with the Corporation’s stockholders relating to the meeting at which the Stockholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available thereunder; and

(viii)    in the case of a nomination by a group of stockholders that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including withdrawal of the nomination.

(e)    Within the time period specified in this Section 1.13 for delivering the Notice of Proxy Access Nomination, a Stockholder Nominee must deliver to the Secretary of the Corporation (which shall be deemed to be part of the Notice of Stockholder Proxy Access Nomination for purposes of this Section 1.13):

(i)    the information required with respect to persons whom a stockholder proposes to nominate for election or reelection as a director by Section 1.12(a)(1) of these Bylaws;

(ii)    a written representation and agreement that such person:

(A)    will act as a representative of all of the stockholders of the Corporation while serving as a director;

(B)    is not and will not become a party to (I) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a

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director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (II) any Voting Commitment that could limit or interfere with such Stockholder Nominee’s ability to comply, if elected as a director of the Corporation, with such Stockholder Nominee’s fiduciary duties under applicable law, in each case that has not been disclosed to the Corporation;

(C)    is not or will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation;

(D)    will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation, as well as the applicable provisions of these Bylaws; and

(E)    will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects (and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading).

At the request of the Corporation, the Stockholder Nominee(s) must submit all completed and signed questionnaires required of directors and officers of the Corporation. The Corporation may request such additional information as necessary to permit the Board of Directors to determine if each Stockholder Nominee satisfies the requirements of this Section 1.13 or, in the event a Stockholder Nominee is not currently serving as a director on the Board of Directors, such Stockholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the Shares are listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors.

(f)    In the event that any information or communications provided by the Eligible Stockholder or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information and of the information that is required to correct any such defect;

(g)    The Corporation shall not be required to include, pursuant to this Section 1.13, a Stockholder Nominee in its proxy materials for any meeting of stockholders, any such nomination shall be disregarded and no vote on such Stockholder Nominee will occur, notwithstanding that proxies in respect of such vote may have been received by the Corporation:

(i)    if such Stockholder Nominee is not currently serving as a director on the Board of Directors and the Secretary of the Corporation receives a notice (whether or not subsequently withdrawn) that a stockholder has nominated any person for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees for director set forth in Section 1.12(a)(1) of these Bylaws;

(ii)    if the Eligible Stockholder who has nominated such Stockholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors;

(iii)    if such Stockholder Nominee is not currently serving as a director on the Board of Directors and such Stockholder Nominee is not independent under the listing standards of each principal U.S. exchange upon which the Shares are listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Corporation’s directors, in each case as determined by the Board of Directors in its sole discretion;

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(iv)    whose election as a member of the Board of Directors would cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. exchanges upon which the Shares are traded, or any applicable state or federal law, rule or regulation;

(v)    who is or has been, within the past three (3) years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914;

(vi)    who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years;

(vii)    who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended;

(viii)    if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading, as determined by the Board of Directors or any committee thereof, in each case, in its sole discretion; or

(ix)    the Eligible Stockholder or applicable Stockholder Nominee breaches or fails to comply with its obligations pursuant to these Bylaws, including, but not limited to, this Section 1.13 and any agreement, representation or undertaking required by this Section 1.13.

(h)    Notwithstanding anything to the contrary set forth herein, the Board of Directors or the chairman of the meeting of stockholders shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation, if:

(i)    the Stockholder Nominee(s) and/or the applicable Eligible Stockholder shall have breached its or their obligations under this Section 1.13, as determined by the Board of Directors or the chairman of the meeting of stockholders, in each case, in its or his sole discretion; or

(ii)    the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting of stockholders to present any nomination pursuant to this Section 1.13.

(i)    The Board of Directors (or any other person or body authorized by the Board of Directors) shall have the exclusive power and authority to interpret the provisions of this Section 1.13 of these Bylaws and make all determinations deemed necessary or advisable in connection with this Section 1.13 to any person, facts or circumstances. All such actions, interpretations and determinations that are done or made by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be final, conclusive and binding on the Corporation, the stockholders and all other parties.

(j)    No stockholder shall be permitted to join more than one group of stockholders to become an Eligible Stockholder for purposes of nominations pursuant to this Section 1.13 per each annual meeting of stockholders.

(k)    This Section 1.13 shall be the exclusive method for stockholders to include nominees for director in the Corporation’s proxy materials.

ARTICLE II

BOARD OF DIRECTORS

Section 2.01    General. Except as otherwise provided in the DGCL or the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

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Section 2.02    Number of Directors, Election, Removal. The total number of directors constituting the Board of Directors shall be fixed in the manner provided in the Certificate of Incorporation. Directors shall be elected and removed in the manner provided in the Certificate of Incorporation.

Section 2.03    Resignations. Any Director may resign at any time by giving notice of such Director’s resignation in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon receipt by the Corporation of such resignation. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 2.04    Vacancies. Any vacancies and newly created directorships on the Board of Directors shall be filled in the manner provided in the Certificate of Incorporation.

Section 2.05    Regular Meetings. The Board of Directors may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 2.06    Special Meetings. Special meetings of the Board of Directors may be called by either the Class C Stockholder, the Chairman of the Board of Directors, the Chief Executive Officer or, upon a resolution adopted by the Board of Directors, by the Secretary (or other officer of the Corporation if the Secretary is unavailable) on twenty-four (24) hours’ notice to each director, either personally or by telephone or by mail, facsimile, wireless or other form of recorded or electronic communication, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances. Notice of any such meeting need not be given to any Director, however, if waived by such director in writing or by electronic transmission, or if such Director shall be present at such meeting, except if the director attends the meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 2.07    Telephonic Meetings Permitted. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 2.08    Quorum; Voting. At all meetings of the Board of Directors, Directors possessing a majority in voting power of the Directors then in office (but not fewer than one-third of the total voting power possessed by the total number of authorized Directors (assuming no vacancies)) shall constitute a quorum for the transaction of business; provided, that, at any time that there are at least two Directors serving on the Executive Committee, a quorum for any meeting of the Board of Directors at which any matter set forth in Section 6.09(a)(i)-(iv) of the Certificate of Incorporation is to be voted on shall additionally require at least two Directors serving on the Executive Committee. Except as otherwise provided in the Certificate of Incorporation with respect to the Executive Committee, at all meetings of any committee of the Board of Directors, the presence of Directors possessing a majority of the total voting power possessed by the total number of authorized members of such committee (assuming no vacancies) shall constitute a quorum. Except as otherwise provided in the Certificate of Incorporation, the act of Directors or committee members possessing a majority in voting power of the Directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be. If a quorum shall not be present at any meeting of the Board of Directors or any committee, the Directors or members possessing a majority in voting power of the Directors or members, as the case may be, present thereat may adjourn the meeting from time to time without further notice other than announcement at the meeting.

Section 2.09    Organization. The Board of Directors, with the approval of the Class C Stockholder, may appoint a “Chairman” of the Board of Directors. At each meeting of the Board of Directors, the Chairman of

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the Board of Directors or, in the Chairman of the Board of Directors’ absence, a Director chosen by a majority in voting power of the Directors present, shall act as chairman of the meeting. The Secretary of the Corporation shall act as secretary of each meeting of the Board of Directors. In case the Secretary of the Board of Directors shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.10    Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting by the Board of Directors or any committee thereof, as the case may be, may be taken without a meeting if a consent thereto is signed or transmitted electronically, as the case may be, by all members of the Board of Directors or of such committee, as the case may be, and, if then required by the DGCL, the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

Section 2.11    Committees. The Board of Directors may designate one (1) or more committees consisting of one (1) or more Directors of the Corporation, which, to the extent provided in such designation, shall have and may exercise, subject to the provisions of the DGCL, the Certificate of Incorporation and these Bylaws, the powers and authority of the Board of Directors. Such committee or committees shall have such name or names as may be determined form time to time by the Board of Directors. Except as otherwise provided in the Certificate of Incorporation with respect to the Executive Committee, members of any committee possessing a majority of the total voting power possessed by the total number of Directors constituting such committee (assuming no vacancies) may determine its action and fix the time and place, if any, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. Except as provided in the Certificate of Incorporation with respect to the Executive Committee, the Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time. The Secretary of the Corporation shall act as Secretary of any committee, unless otherwise provided by the Board of Directors or the committee. The Corporation shall have and maintain an Executive Committee as set forth in the Certificate of Incorporation. The Board of Directors shall form, constitute and empower each of the Audit Committee and the Conflicts Committee, which shall have such powers and rights as the Board of Directors shall set forth in its written resolution.

Section 2.12    Executive Committee Observers. The Executive Committee may from time to time designate one or more individuals as observers of the Executive Committee (each, an “Observer”). Any Observer designated by the Executive Committee may be removed at any time with or without cause by the Executive Committee. The designation of any individual as an Observer may be subject to policies and procedures that the Executive Committee may from time to time prescribe and each Observer, by virtue of accepting his or her designation as such, agrees to be bound by the terms of this Section 2.12 and to maintain the confidentiality of all information such Observer obtains in connection with his or her designation or service as such (and, in connection therewith, to execute an agreement regarding the disclosure and use of confidential information and containing such other provisions regarding the Observer’s conduct in such form as may be provided to such Observer by the Corporation). Each Observer shall have such rights to attend meetings of the Executive Committee and receive notices and materials provided to the Executive Committee as may be determined from time to time by the Executive Committee; provided, that any Observer may be excluded from any meeting or portion thereof, and that the Observer need not be given any notices, information or reports provided to the members of the Executive Committee or other information or materials related thereto if (i) a majority of the members of the Executive Committee or (ii) the officer responsible for providing the notice, information or reports to the Executive Committee determines (x) that excluding the Observer or failing to give such notices, information or reports to such Observer is necessary or advisable to (1) preserve attorney-client, work product or similar privilege, (2) comply with the terms and conditions of confidentiality agreements with third parties or (3) comply with applicable law or (y) there exists, with respect to the subject of a meeting or the notices,

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information or reports provided to the Executive Committee, an actual or potential conflict of interest between the Executive Committee, the Board of Directors or any other committee thereof or the Corporation, on the one hand, and such Observer, on the other hand. The rights of the Observers shall be limited to the rights expressly provided by the Executive Committee (as may be further limited by the Certificate of Incorporation, the Bylaws or any agreement between the Corporation and the Observer and/or its affiliates), and no Observer shall have any rights as a director of the Corporation or member of the Executive Committee under the Certificate of Incorporation, these Bylaws, the DGCL, any such agreement or otherwise. For the avoidance of doubt, each Observer shall: (i) not be counted for purposes of determining whether a quorum is present at any meeting of the Executive Committee; (ii) not have the right to vote on any matter brought before a meeting of the Executive Committee or to participate in any action by consent in lieu of a meeting of the Executive Committee (and no vote or consent of any Observer shall be required for purposes of determining whether any matter has been approved by the Executive Committee); and (iii) shall not be entitled to any other rights or powers of directors of the Corporation or members of the Executive Committee under the Certificate of Incorporation, these Bylaws, the DGCL, applicable law or any agreement to which the Corporation is a party. Any Observer may resign as such at any time by delivering notice in writing or by electronic transmission of such termination to the Corporation. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Corporation.

ARTICLE III

OFFICERS

Section 3.01    Appointment, Selection and Designation of Officers. The Board of Directors may, from time to time as it deems advisable, select natural persons who are employees or agents of the Corporate Group Members and designate them as officers of the Corporation (together with the Executive Officers, the “Officers”) and assign titles (including, without limitation, “principal accounting officer,” “chairman,” “senior chairman,” “executive vice chairman,” “vice chairman,” “vice president,” “treasurer,” “assistant treasurer,” “secretary,” “assistant secretary,” “general manager,” “senior managing director,” “managing director” and “director”) to any such persons. An Officer may be removed with or without cause by the Board of Directors (and, in the case of any Executive Officer, only with the consent of the Class C Stockholder for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation). Any vacancies occurring in any office other than the Executive Officers may be filled by the Board of Directors in the same manner as such officers are appointed and selected pursuant to this Section 3.01. For so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, Executive Officers shall be appointed by the Class C Stockholder and shall hold office for such term as shall be determined by the Class C Stockholder or until his or her earlier death, resignation, retirement, disqualification or removal. At any time that there is no longer a Class C Stockholder or the Apollo Group Beneficially Owns, in the aggregate, less than 10% of the Voting Power of the Corporation, the Executive Officers shall be appointed and selected by the Board of Directors and any vacancy in the office of an Executive Officer shall be filled by the Board of Directors.

Section 3.02    Delegation of Duties. Unless the Board of Directors determines otherwise, if a title is one commonly used for officers of a corporation formed under the DGCL, the assignment of such title shall constitute the delegation to such Person of the authorities and duties that are normally associated with that office. Subject to any requirements set forth in the Certificate of Incorporation, the Board of Directors may delegate to any officer any of the Board of Director’s powers to the extent permitted by Applicable Law. Any delegation pursuant to this Section 3.02 may be revoked at any time by the Board of Directors.

Section 3.03    Officers as Agents. The officers, to the extent of their powers set forth under Applicable Law, the Certificate of Incorporation or these Bylaws or otherwise vested in them by action of the Board of

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Directors not inconsistent with Applicable Law, the Certificate of Incorporation or these Bylaws, are agents of the Corporation for the purpose of the Corporation’s business and the actions of the officers taken in accordance with such powers shall bind the Corporation.

ARTICLE IV

CERTIFICATES; RECORD HOLDERS; LIST OF STOCKHOLDERS

Section 4.01    Certificates.

(a)    Notwithstanding anything otherwise to the contrary herein, unless the Board of Directors shall provide by resolution or resolutions otherwise in respect of some or all of any or all classes or series of stock of the Corporation, Shares shall not be evidenced by certificates.

(b)    In the event that Certificates evidencing shares of capital stock of the Corporation are issued, such Certificates shall be executed on behalf of the Corporation by any two duly authorized officers of the Corporation. No Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, however, that if the Board of Directors resolves to issue Certificates evidencing Shares in global form, the Certificates evidencing such Shares shall be valid upon receipt of a certificate from the Transfer Agent certifying that the certificates evidencing the Shares have been duly registered in accordance with the directions of the Corporation. The use of facsimile signatures affixed in the name and on behalf of the Transfer Agent and registrar of the Corporation on certificates representing Shares of the Corporation is expressly permitted by these Bylaws.

Section 4.02    Mutilated, Destroyed, Lost or Stolen Certificates.

(a)    If any mutilated Certificate is surrendered to the Transfer Agent, any duly authorized officer (and, in the case of any Certificates evidencing shares of capital stock of the Corporation, any two duly authorized officers) of the Corporation shall execute, and, if applicable, the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and class or series of Shares as the Certificate so surrendered.

(b)    Any duly authorized officer (and, in the case of any Certificates evidencing shares of capital stock of the Corporation, any two duly authorized officers) of the Corporation shall execute, and the Transfer Agent shall countersign and deliver, a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i)	makes proof by affidavit, in form and substance satisfactory to the Corporation, that a previously issued Certificate has been lost, destroyed or stolen;

(ii)	requests the issuance of a new Certificate before the Corporation has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)

if requested by the Corporation, delivers to the Corporation a bond, in form and substance satisfactory to the Corporation, with surety or sureties and with fixed or open penalty as the Corporation may direct to indemnify the Corporation and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv)	satisfies any other reasonable requirements imposed by the Corporation.

(c)    To the fullest extent permitted by Applicable Law, if a stockholder of the Corporation fails to notify the Corporation within a reasonable time after such stockholder has notice of the loss, destruction or theft of a Certificate, and a Transfer of the Shares represented by the Certificate is registered before the Corporation or the Transfer Agent receives such notification, the stockholder shall be precluded from making any claim against the Corporation or the Transfer Agent for such Transfer or for a new Certificate. As a condition to the issuance of

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any new Certificate under this Section 4.02, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent and the Corporation) connected therewith.

(d)    The Corporation shall be entitled to recognize the Record Holder as the owner of a Share and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other Person, regardless of whether the Corporation shall have actual or other notice thereof, except as otherwise provided by Applicable Law, including any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Shares are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Shares, as between the Corporation, on the one hand, and such other Persons, on the other, such representative Person shall be the Record Holder of such Share.

Section 4.03    List of Stockholders Entitled To Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the Record Date for determining the stockholders entitled to vote at the meeting is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote at the meeting as of the 10th day before the meeting date), arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, if any, or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting, if any, if required by law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 4.03 or to vote in Person or by proxy at any meeting of stockholders.

ARTICLE V

DEFINITIONS

Section 5.01    Definitions. Terms used in these Bylaws and not defined herein shall have the meanings assigned to such terms in the Certificate of Incorporation.

ARTICLE VI

MISCELLANEOUS

Section 6.01    Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation.

Section 6.02    Construction; Section Headings. For purposes of these Bylaws, unless the context otherwise requires, (i) references to “Articles”, “Sections” and “clauses” refer to articles, sections and clauses of these Bylaws and (ii) the term “include” or “includes” means includes, without limitation, and “including” means

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including, without limitation. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 6.03    Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE VII

FORUM SELECTION

Section 7.01    Forum Selection. Subject to Sections 21.09 and 22.09 of the Certificate of Incorporation, unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders or any current or former partner or fiduciary of the Partnership to the Partnership or the Partnership’s partners, (3) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (4) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VII.

ARTICLE VIII

AMENDMENTS

Section 8.01    Amendments. Except as provided in Section 8.02 of these Bylaws or the Certificate of Incorporation, the Board of Directors is expressly authorized to adopt, amend and repeal, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or the Certificate of Incorporation. Notwithstanding the foregoing, any adoption, amendment or repeal of these Bylaws that amends, repeals or otherwise alters, or adopts a provision inconsistent with, Section 1.01 through Section 1.12, Section 2.02 through Section 2.11, Section 4.01 and Section 4.02, or this Article VIII of these Bylaws, or any definitions utilized herein, shall require the affirmative vote of a majority of the Voting Power of the Corporation unless the Class C Stockholder has the sole right to vote on any such amendment pursuant to Section 11.01 of the Certificate of Incorporation (or, if there is no Class C Stockholder or if the Apollo Group no longer Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, such amendment would otherwise fall in the scope of amendments contemplated by Section 11.01 of the Certificate of Incorporation).

Section 8.02    Class C Stockholder Approval. In addition to any vote or consent required by the Certificate of Incorporation, these Bylaws or applicable law, the amendment or repeal, in whole or in part, of any provision of these Bylaws, or the adoption of any provision inconsistent therewith, shall, for so long as there is a Class C Stockholder and the Apollo Group Beneficially Owns, in the aggregate, 10% or more of the Voting Power of the Corporation, require the prior approval of the Class C Stockholder.

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